Execution Version AMENDMENT NO. 5 AND BORROWING BASE AGREEMENT This AMENDMENT NO. 5 AND BORROWING BASE AGREEMENT (this “Agreement”) dated as of July 31, 2025, is among TXO PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), each of the Guarantors party hereto, each of the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Recitals A. WHEREAS, the Borrower, each of the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent, are parties to that certain Credit Agreement dated as of November 1, 2021, as amended, supplemented or otherwise modified prior to the date hereof (the “Existing Credit Agreement”, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, pursuant to this Agreement, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower; B. WHEREAS, the Borrower has or, prior to or substantially concurrently with the Amendment No. 5 Effective Date (as defined below) will, directly or indirectly through one of its wholly-owned Subsidiaries, consummate a previously announced acquisition of certain oil, gas and mineral assets in the Williston Basin of Montana and North Dakota pursuant to a Purchase and Sale Agreement, dated as of May 13, 2025 (together with all exhibits, annexes and schedules thereto, the “White Rock Purchase Agreement”), by and among White Rock Energy, LLC, as seller, and Morningstar Operating LLC, NHPP II Fortuna Rockies, LLC and NHPP V Fortuna Rockies, LLC, as buyer (the “White Rock Acquisition”); C. WHEREAS, the Borrower has requested that Fifth Third Bank, National Association (“Fifth Third”), Mizuho Bank, LTD. (“Mizuho”) and Citadel Energy Marketing LLC (“Citadel”) (collectively, the “New Lenders”) become parties to the Credit Agreement as Lenders; D. WHEREAS, the Borrower has requested to (i) increase the Borrowing Base in connection with the White Rock Acquisition, (ii) extend the Maturity Date and (iii) amend the Existing Credit Agreement to give effect thereto; and E. WHEREAS, the Administrative Agent and the Lenders have agreed to (i) increase the Borrowing Base, (ii) extend the Maturity Date and (iii) make certain other amendments and modifications to the Existing Credit Agreement in connection with the foregoing as further set forth herein. F. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Agreement, shall have the meaning ascribed such term in the Credit Agreement.

-2- Section 2. Amendments to Existing Credit Agreement. Effective as of the Amendment No. 5 Effective Date: 2.1 the Existing Credit Agreement is hereby amended in its entirety as set forth in Exhibit A hereto (it being understood, for the avoidance of doubt, that nothing in this Section 2.1 amends or modifies the Exhibits or Schedules to the Existing Credit Agreement except as expressly set forth in this Section 2); 2.2 the Lenders hereby agree, and the Borrower and the Administrative Agent hereby consent, to (a) the assignment of certain of the existing Lenders’ respective Commitments and Advances and (b) the New Lenders and certain existing Lenders acquiring and assuming an interest in the Commitments and Advances assigned by certain of the existing Lenders pursuant to clause (a). Such assignments and assumptions are made pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if each applicable party hereto had executed and delivered, or consented to, an Assignment and Assumption (with the Effective Date, as defined therein, being the Amendment No. 5 Effective Date). On the Amendment No. 5 Effective Date and after giving effect to such assignments and assumptions, each party hereto agrees that (i) Schedule I of the Existing Credit Agreement is hereby replaced and superseded in its entirety by Schedule I hereto and, on and after the Amendment No. 5 Effective Date, the Commitments of the Lenders shall be as set forth on such Schedule I and (ii) the New Lenders shall each be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents (it being understood and agreed, for the avoidance of doubt, that Citadel shall not, and at no time will Citadel, constitute a Potential Defaulting Lender solely because it does not have a rating from a nationally recognized rating agency); and 2.3 the Borrowing Base shall be increased from $275,000,000 to $410,000,000 and shall remain in effect until the first redetermination or adjustment of the Borrowing Base pursuant to Section 2.02 of the Credit Agreement; it being understood that the first scheduled redetermination after the Amendment No. 5 Effective Date shall occur on or about October 1, 2025. For avoidance of doubt, (i) this Section 2.3 does not affect the operation of Sections 2.02(c) and 2.02(d) of the Credit Agreement, and (ii) the Borrowing Base increase set forth in this Section 2.3 shall not constitute a scheduled or interim redetermination of the Borrowing Base for purposes of Section 2.02 of the Credit Agreement. Section 3. Conditions Precedent. This Agreement shall become effective on the date (such date, the “Amendment No. 5 Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 9.01 of the Credit Agreement): 3.1 The Administrative Agent shall have received from the Borrower, each Guarantor and each Lender (including each New Lender) counterparts of this Agreement signed on behalf of such persons. 3.2 The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that the White Rock Acquisition shall have been, or substantially concurrently with the Amendment No. 5 Effective Date shall be, consummated substantially in accordance with the terms of the White Rock Purchase Agreement previously provided to the Administrative Agent and its counsel, which White Rock Acquisition shall have been consummated no later than August 31, 2025.

-3- 3.3 The Borrower shall have Availability in amount not less than $102,500,000 as of the Amendment No. 5 Effective Date and immediately after giving effect to any Advances made on the Amendment No. 5 Effective Date. 3.4 The Administrative Agent shall have received copies, certified as of the date of this Agreement by a Responsible Officer of each Loan Party or the secretary or assistant secretary of the general partner of the Borrower of: (i) the resolutions of the members of the general partner of the Borrower or such other Loan Party approving this Agreement, the extension of the Maturity Date and the performance of the Borrower’s and/or the applicable Loan Party’s performance of its obligations under the Credit Agreement and the other Loan Documents to which it is a party after giving effect to this Agreement, (ii) the certificate of formation or limited partnership and the limited partnership agreement, limited liability agreement or other operating agreement of such Loan Party, (iii) the certificate of formation and the limited liability company agreement of the general partner of the Borrower and (iv) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Loan Documents. 3.5 The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party or the secretary or assistant secretary of the general partner of the Borrower certifying the names and true signatures of the officers of the Loan Parties authorized to sign this Agreement. 3.6 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that, before and after giving effect to the making of any Advances on the Amendment No. 5 Effective Date, each of the Loan Parties is Solvent. 3.7 At the time of and immediately after giving effect to this Agreement, (a) the representations and warranties contained in Article IV of the Credit Agreement and the representations and warranties contained in the Security Instruments and each of the other Loan Documents shall be true and correct in all material respects (except to the extent such representation or warranty is already subject to a materiality qualifier, in which case such representation or warranty is true and correct in all respects) and (b) no Default or Event of Default shall have occurred and be continuing. 3.8 The Administrative Agent shall have received a certificate dated as of the Amendment No. 5 Effective Date from a Responsible Officer of the general partner of the Borrower certifying that the conditions contained in Section 3.7 have been satisfied. 3.9 The Administrative Agent shall have received certificates of good standing and existence for each Loan Party in (a) the state, province or territory in which each such Person is organized, and (b) each state, province or territory in which such good standing is necessary, which certificates shall be dated a date not earlier than thirty (30) days prior to the Amendment No. 5 Effective Date. 3.10 The Administrative Agent shall have received a favorable opinion of counsel to the Loan Parties dated as of the Amendment No. 5 Effective Date in form and covering such matters as the Administrative Agent may reasonably request.

-4- 3.11 The Administrative Agent shall have received such other documents, governmental certificates, agreements and lien searches as the Administrative Agent or any Lender may reasonably request. 3.12 The Administrative Agent and the Lenders shall have received all fees due and payable on or prior to the Amendment No. 5 Effective Date and, to the extent the Borrower has received an invoice therefor no later than one (1) Business Day prior to the Amendment No. 5 Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including all reasonable and documented fees, expenses and disbursements of counsel for the Administrative Agent. 3.13 (a) The Administrative Agent shall have received, at least five (5) days prior to the Amendment No. 5 Effective Date, all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Act, to the extent requested in writing of the Borrower at least 10 days prior to the Amendment No. 5 Effective Date and (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Amendment No. 5 Effective Date, any Lender that has requested, in a written notice to the Borrower at least 10 days prior to the Amendment No. 5 Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (b) shall be deemed to be satisfied). Each party hereto hereby authorizes and directs the Administrative Agent to declare the Amendment No. 5 Effective Date to have occurred when it has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. Section 4. Miscellaneous. 4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Agreement, shall remain in full force and effect following the Amendment No. 5 Effective Date. 4.2 Ratification and Affirmation; Representations and Warranties. The Borrower and each Guarantor hereby (a) acknowledges and agrees to the terms of this Agreement and the Credit Agreement, (b) represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Agreement, (i) the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement, this Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent any such representations and warranties (A) are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (B) are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case, such representations and warranties are true and correct in all respects and (ii) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing as of the date hereof and (c) ratifies and affirms the covenants, guarantees, pledges, grants of Liens and agreements or other commitments applicable to such Loan Party contained in each Loan Document to which it is a party. The

-5- amendment of the Credit Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith is not intended to, and shall not, constitute a novation of the Credit Agreement or any of the other Loan Documents as in effect immediately prior to the Amendment No. 5 Effective Date. 4.3 Counterparts. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. (b) Delivery of an executed counterpart of a signature page of this Agreement, and/or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. 4.4 Integration. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT WITH RESPECT TO THE SUBJECT MATTER CONTAINED HEREIN AND THEREIN AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. 4.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 4.6 Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The express terms of Sections 9.15 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. 4.7 Payment of Expenses. Pursuant to Section 9.04 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the

-6- Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents. 4.8 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 4.9 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement. 4.10 Loan Documents. This Agreement is a Loan Document. 4.11 No Waiver. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver, other than as expressly set forth herein, of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, other than as expressly set forth herein. Section 9.03 of the Credit Agreement remains in full force and effect and is hereby ratified and confirmed by the Borrower and each Guarantor. [Signature Pages Follow]

[TXO Partners – Amendment Signature Page] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the Amendment No. 5 Effective Date. BORROWER: TXO PARTNERS, L.P. By: TXO Partners GP, LLC, its general partner By: Name: Brent W. Clum Title: Co-Chief Executive Officer and Chief Financial Officer GUARANTORS: MORNINGSTAR OPERATING LLC By: Name: Brent W. Clum Title: Chief Financial Officer CT FIELD SERVICES, LLC By: Name: Brent W. Clum Title: Chief Financial Officer

[TXO Partners – Amendment Signature Page] ADMINISTRATIVE AGENT AND LENDER: JPMORGAN CHASE BANK, N.A. By: Name: Title: Authorized Officer Dalton Harris

[TXO Partners – Amendment Signature Page]  LENDER:  CAPITAL ONE, NATIONAL ASSOCIATION  By: Name: Jason Groll Title: Director Digitally signed by Jason Groll Date: 2025.06.30 12:55:38 -05'00'

Confidential LENDER: TEXAS CAPITAL BANK By: Name: Title: Marc Graham Managing Director [TXO Partners -Amendment Signature Page]

[TXO Partners – Amendment Signature Page] LENDER: SOUTHSTATE BANK N.A. By: Name: Philip Mortimer Title: Senior Vice President

[TXO Partners – Amendment Signature Page] NEW LENDER: MIZUHO BANK, LTD. By: Name: Edward Sacks Title: Managing Director

[TXO Partners – Amendment Signature Page] NEW LENDER: per Wilkie Farr & Gallagher Citadel Energy Marketing LLC By: Citadel Advisors LLC, its Manager By:_____________________________ Name: Title: Authorized Signatory RFA Docusign Envelope ID: 294D0397-A9B5-43C7-891E-755D8D6CCF89 Antonia Peabody

Exhibit A [See attached.]

Execution Version Exhibit A to Amendment No. 5 CREDIT AGREEMENT among TXO PARTNERS, L.P., as Borrower, THE LENDERS PARTY HERETO FROM TIME TO TIME as Lenders, and JPMORGAN CHASE BANK, N.A. as Administrative Agent November 1, 2021 _____________________________________ JPMORGAN CHASE BANK, N.A., BOKF, NA DBA BANK OF TEXAS, CAPITAL ONE, NATIONAL ASSOCIATION, CADENCE BANK, FIFTH THIRD BANK, NATIONAL ASSOCIATION MIZUHO BANK, LTD. and TCBI SECURITIES, INC., as Joint Lead Arrangers and Joint Bookrunners

-i- TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ........................................................ 1 Section 1.01 Certain Defined Terms ............................................................................. 1 Section 1.02 Computation of Time Periods ................................................................ 39 Section 1.03 Accounting Terms; Changes in GAAP .................................................. 39 Section 1.04 Miscellaneous ........................................................................................ 39 Section 1.05 Divisions ................................................................................................ 40 Section 1.06 Interest Rates; Benchmark Notification ................................................. 40 ARTICLE II CREDIT FACILITIES ............................................................................................ 40 Section 2.01 Commitment for Advances .................................................................... 40 Section 2.02 Borrowing Base ..................................................................................... 41 Section 2.03 Method of Borrowing ............................................................................ 45 Section 2.04 Reduction of the Commitments ............................................................. 47 Section 2.05 Prepayment of Advances ....................................................................... 47 Section 2.06 Repayment of Advances ........................................................................ 50 Section 2.07 Fees ........................................................................................................ 50 Section 2.08 Interest.................................................................................................... 51 Section 2.09 Payments and Computations .................................................................. 54 Section 2.10 Sharing of Payments by Lenders ........................................................... 55 Section 2.11 Breakage Costs....................................................................................... 56 Section 2.12 Increased Costs ...................................................................................... 56 Section 2.13 Taxes ...................................................................................................... 57 Section 2.14 Defaulting Lenders................................................................................. 61 Section 2.15 Mitigation Obligations; Replacement of Lenders .................................. 63 ARTICLE III CONDITIONS OF LENDING .............................................................................. 64 Section 3.01 Conditions Precedent to Initial Borrowings ........................................... 64 Section 3.02 Conditions Precedent to All Borrowings ............................................... 67 ARTICLE IV REPRESENTATIONS AND WARRANTIES ..................................................... 67 Section 4.01 Existence; Subsidiaries .......................................................................... 67 Section 4.02 Power ..................................................................................................... 68 Section 4.03 Authorization and Approvals ................................................................. 68

-ii- Section 4.04 Enforceable Obligations......................................................................... 68 Section 4.05 Financial Information; Projections ........................................................ 68 Section 4.06 True and Complete Disclosure............................................................... 69 Section 4.07 Litigation; Compliance with Laws ......................................................... 69 Section 4.08 Use of Proceeds...................................................................................... 69 Section 4.09 Investment Company Act ...................................................................... 70 Section 4.10 Federal Power Act.................................................................................. 70 Section 4.11 Taxes ...................................................................................................... 70 Section 4.12 Pension Plans ......................................................................................... 70 Section 4.13 Title; Condition of Property; Casualties; Net Revenue and Working Interests ................................................................................... 71 Section 4.14 No Burdensome Restrictions; No Defaults ............................................ 71 Section 4.15 Environmental Condition ....................................................................... 72 Section 4.16 Permits, Licenses, Etc. ........................................................................... 73 Section 4.17 Gas Contracts ......................................................................................... 73 Section 4.18 Liens, Titles, Leases, Etc. ...................................................................... 73 Section 4.19 Solvency and Insurance.. ....................................................................... 73 Section 4.20 Hedging Agreements. ............................................................................ 73 Section 4.21 Material Agreements .............................................................................. 74 Section 4.22 Flood Insurance ...................................................................................... 74 Section 4.23 Sanctions, Anti-Corruption Laws, Etc. .................................................. 74 Section 4.24 Beneficial Ownership Certification ....................................................... 75 ARTICLE V AFFIRMATIVE COVENANTS ............................................................................. 75 Section 5.01 Compliance with Laws, Etc. .................................................................. 75 Section 5.02 Maintenance of Insurance ...................................................................... 75 Section 5.03 Preservation of Existence, Etc. .............................................................. 77 Section 5.04 Payment of Taxes, Etc. .......................................................................... 77 Section 5.05 Visitation Rights .................................................................................... 77 Section 5.06 Reporting Requirements ........................................................................ 77 Section 5.07 Maintenance of Property ........................................................................ 83 Section 5.08 Agreement to Pledge .............................................................................. 84 Section 5.09 Use of Proceeds...................................................................................... 84 Section 5.10 Title Evidence ........................................................................................ 85

-iii- Section 5.11 Further Assurances; Cure of Title Defects............................................. 85 Section 5.12 Deposit and Securities Accounts ........................................................... 86 Section 5.13 Compliance with Anti-Corruption Laws, Anti-Money Laundering Laws, and Sanctions ........................................................... 86 Section 5.14 Beneficial Ownership Regulation Documentation ................................ 86 Section 5.15 Hedge Contracts ..................................................................................... 86 ARTICLE VI NEGATIVE COVENANTS .................................................................................. 87 Section 6.01 Liens, Etc. .............................................................................................. 87 Section 6.02 Debts, Guaranties, Leases and Other Obligations ................................. 88 Section 6.03 Agreements Restricting Liens and Distributions ................................... 89 Section 6.04 Merger or Consolidation; Asset Sales.................................................... 89 Section 6.05 Restricted Payments ............................................................................... 90 Section 6.06 Investments ............................................................................................ 91 Section 6.07 Affiliate Transactions............................................................................. 92 Section 6.08 Compliance with ERISA........................................................................ 92 Section 6.09 Sale-and-Leaseback ............................................................................... 93 Section 6.10 Change of Business ................................................................................ 93 Section 6.11 Organizational Documents, Name Change ............................................ 93 Section 6.12 Use of Proceeds...................................................................................... 94 Section 6.13 Gas Imbalances, Take-or-Pay or Other Prepayments ............................ 94 Section 6.14 Limitation on Hedging ........................................................................... 94 Section 6.15 Additional Subsidiaries .......................................................................... 95 Section 6.16 Additional Restrictions Regarding Joint Venture. ................................. 96 Section 6.17 Minimum Volume Commitments .......................................................... 98 Section 6.18 Maximum Debt to EBITDAX Ratio ...................................................... 98 Section 6.19 Current Ratio .......................................................................................... 98 Section 6.20 FAM Loan Documents .......................................................................... 98 ARTICLE VII EVENTS OF DEFAULT; REMEDIES ............................................................... 99 Section 7.01 Events of Default ................................................................................... 99 Section 7.02 Optional Acceleration of Maturity ....................................................... 101 Section 7.03 Automatic Acceleration of Maturity .................................................... 102 Section 7.04 Right of Setoff...................................................................................... 102

-iv- Section 7.05 Non-exclusivity of Remedies ............................................................... 103 Section 7.06 Application of Proceeds ....................................................................... 103 Section 7.07 Equity Interests in the Joint Venture .................................................... 103 ARTICLE VIII THE ADMINISTRATIVE AGENT ................................................................. 104 Section 8.01 Appointment and Authority ................................................................. 104 Section 8.02 Rights as a Lender ................................................................................ 104 Section 8.03 Exculpatory Provisions ........................................................................ 104 Section 8.04 Reliance by Administrative Agent ....................................................... 105 Section 8.05 Delegation of Duties ............................................................................ 105 Section 8.06 Successor Administrative Agent .......................................................... 106 Section 8.07 Non-Reliance on Administrative Agent and Other Lenders ................ 107 Section 8.08 No Other Duties, Etc. ........................................................................... 107 Section 8.09 Administrative Agent May File Proofs of Claim ................................. 107 Section 8.10 Collateral and Guaranty Matters .......................................................... 108 Section 8.11 Credit Bidding ...................................................................................... 109 Section 8.12 Erroneous Payments............................................................................. 109 ARTICLE IX MISCELLANEOUS ............................................................................................ 112 Section 9.01 Amendments, Etc. ................................................................................ 112 Section 9.02 Notices, Etc. ......................................................................................... 114 Section 9.03 No Waiver; Cumulative Remedies ...................................................... 116 Section 9.04 Costs and Expenses and Limitation of Liability .................................. 116 Section 9.05 Indemnification .................................................................................... 117 Section 9.06 Reimbursement by Lenders ................................................................. 117 Section 9.07 Waiver of Damages.............................................................................. 117 Section 9.08 Successors and Assigns........................................................................ 118 Section 9.09 Confidentiality ..................................................................................... 122 Section 9.10 Counterparts; Effectiveness ................................................................. 123 Section 9.11 Survival of Representations, etc. ......................................................... 124 Section 9.12 Severability .......................................................................................... 124 Section 9.13 Interest Rate Limitation ....................................................................... 124 Section 9.14 Governing Law .................................................................................... 125 Section 9.15 Submission to Jurisdiction; Waiver of Venue; Service of Process ...... 125

-v- Section 9.16 Waiver of Jury Trial ............................................................................. 126 Section 9.17 Service by Mail .................................................................................... 126 Section 9.18 USA Patriot Act; OFAC ...................................................................... 126 Section 9.19 Keepwell .............................................................................................. 126 Section 9.20 Certain ERISA Matters ........................................................................ 127 Section 9.21 No Advisory or Fiduciary Responsibility ............................................ 128 Section 9.22 Integration ............................................................................................ 128 Section 9.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions............................................................................................ 128 Section 9.24 Acknowledgment Regarding Any Supported QFCs ............................ 129 EXHIBITS: Exhibit A - Form of Assignment and Assumption Exhibit B - Form of Compliance Certificate Exhibit C - Form of Note Exhibit D - Form of Notice of Borrowing Exhibit E - Form of Notice of Conversion or Continuation Exhibit F - Form of Guarantee and Collateral Agreement Exhibit G-1 - Form of U.S. Tax Compliance Certificate Exhibit G-2 - Form of U.S. Tax Compliance Certificate Exhibit G-3 - Form of U.S. Tax Compliance Certificate Exhibit G-4 - Form of U.S. Tax Compliance Certificate SCHEDULES: Schedule I - Addresses and Commitments Schedule 4.01 - Subsidiaries Schedule 4.11 - Taxes Schedule 4.20 - Hedging Agreements Schedule 4.21 - Material Agreements

CREDIT AGREEMENT This Credit Agreement dated as of November 1, 2021 is among TXO PARTNERS, L.P., a Delaware limited partnership (“Borrower”), the lenders party hereto from time to time as Lenders (as defined herein), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (as defined herein). In consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto do hereby agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Certain Defined Terms. As used in this Agreement, the terms defined in the preamble shall have the meaning set forth therein and the following terms shall have the following meanings: “Acceptable Security Interest” in any Property means a Lien which (a) exists in favor of the Administrative Agent for the benefit of the Secured Parties, (b) is the only Lien on such Property other than Permitted Liens and which is superior to all Liens or rights of any other Person in the Property encumbered thereby other than Permitted Liens, (c) secures the Obligations, and (d) is perfected and enforceable; provided that, with respect to the Equity Interests in the Joint Venture, the pre-emption rights and other terms set forth in Sections 7.2(c) and 7.3 of the Joint Venture LLC Agreement shall not prevent such Lien from being an Acceptable Security Interest. “Acquisition” means the purchase, in a single transaction or in a series of related transactions, by the Joint Venture or by the Borrower or any of its Subsidiaries, of assets of another Person or any business, including the purchase of associated assets or operations or of Equity Interests (or other ownership interests) of a Person. “Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Adjusted Daily Simple SOFR” means, an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.10%. “Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as agent pursuant to Article VIII, and any successor agent pursuant to Section 8.06. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

-2- “Advance” means any advance by a Lender to the Borrower as part of a Borrowing and refers to an Alternate Base Rate Advance, RFR Advance or a Term Benchmark Advance. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” has the meaning set forth in Section 9.02(e)(ii). “Agreement” means this Credit Agreement, as the same may be amended, restated, amended and restated, supplemented, and otherwise modified from time to time. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1.00%, and (c) the Adjusted Term SOFR Rate for a one (1) month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a Business Day, the immediately preceding Business Day) (the “Publication Date”) plus 1.00%, provided that, for the avoidance of doubt, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on the Publication Date (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology), subject to the interest rate floors set forth herein. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.08(d) (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.08(d)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) of this definition and shall be determined without reference to clause (c) of this definition. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Alternate Base Rate Advance” means an Advance which bears interest as provided in Section 2.08(a). “Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement, dated as of June 28, 2023, among the Borrower, each of the Guarantors party thereto, each of the Lenders party thereto and the Administrative Agent. “Amendment No. 2 Effective Date” has the meaning assigned to such term in Amendment No. 2. “Amendment No. 4” means that certain Amendment No. 4 and Borrowing Base Agreement, dated as of August 30, 2024, among the Borrower, each of the Guarantors party thereto, each of the Lenders party thereto and the Administrative Agent.

-3- “Amendment No. 4 Effective Date” has the meaning assigned to such term in Amendment No. 4. “Amendment No. 5” means that certain Amendment No. 5 and Borrowing Base Agreement, dated as of July 31, 2025, among the Borrower, each of the Guarantors party thereto, each of the Lenders party thereto and the Administrative Agent. “Amendment No. 5 Effective Date” has the meaning assigned to such term in Amendment No. 5. “Ancillary Document” has the meaning assigned to such term in Section 9.10(b). “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower, any Subsidiaries of the Borrower, any Lender, any Arranger, or the Administrative Agent, in each case from time to time concerning or relating to bribery or corruption, including without limitation the UK Bribery Act and the FCPA. “Anti-Money Laundering Laws” means any Legal Requirement relating to money laundering or terrorist financing, including, without limitation, the Bank Secrecy Act, 31 U.S.C. sections 5301 et seq.; the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56 (a/k/a the USA Patriot Act); Laundering of Monetary Instruments, 18 U.S.C. section 1956; Engaging in Monetary Transactions in Property Derived from Specified Unlawful Activity, 18 U.S.C. section 1957; the Financial Recordkeeping and Reporting of Currency and Foreign Transactions Regulations, 31 C.F.R. Part 103; and any similar Legal Requirements currently in force or hereafter enacted. “Applicable Lending Office” means (a) with respect to any Lender, the office, branch, subsidiary, affiliate or correspondent bank of such Lender specified in its Administrative Questionnaire or such other office, branch, subsidiary, affiliate or correspondent bank as such Lender may from time to time specify to the Borrower and the Administrative Agent from time to time, and (b) with respect to the Administrative Agent, the address specified for such Person on Schedule I or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties. “Applicable Leverage Ratio Test Date” means: (a) with respect to each Specified Swap Test Date that occurs on March 31 of each year, December 31 of the immediately preceding year, (b) with respect to each Specified Swap Test Date that occurs on June 30 of each year, March 31 of such year, (c) with respect to each Specified Swap Test Date that occurs on September 30 of each year, June 30 of such year, and (d) with respect to each Specified Swap Test Date that occurs on December 31 of each year, September 30 of such year. “Applicable Margin” means, with respect to any Advance, (a) during such times as any Event of Default exists, 2% per annum plus the rate per annum set forth below for the relevant Type of such Advance, and (b) at all other times, the rate per annum set forth below for the relevant Type of such Advance. The Applicable Margin for any Advance shall automatically change when and as any such Event of Default commences or terminates. Borrowing Base Utilization Grid

-4- Utilization Percentage ≤ 25% > 25% and ≤ 50% > 50% and ≤ 75% > 75% and ≤ 90% > 90% Term Benchmark Advance and RFR Advance 3.00% 3.25% 3.50% 3.75% 4.00% Alternate Base Rate Advance 2.00% 2.25% 2.50% 2.75% 3.00% “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means JPMorgan Chase Bank, N.A., BOKF, N.A. dba Bank of Texas, Capital One, National Association, Cadence Bank, Fifth Third Bank, National Association, Mizuho Bank, LTD. and TCBI Securities, Inc., each in its capacity as joint lead arranger and joint bookrunner. “Assignment and Assumption” means an assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.08), and accepted by the Administrative Agent, in substantially the form of the attached Exhibit A or any other form approved by the Administrative Agent. “Availability” means, at any time, the difference between (a) the lesser of (i) the aggregate Commitments at such time and (ii) the Borrowing Base then in effect minus (b) the aggregate outstanding principal amount of all Advances at such time. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.08(d)(v). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

-5- “Banking Services” means each and any of the following bank services provided to the Borrower or its Subsidiaries by any Banking Services Provider: (a) commercial credit cards, (b) stored value cards, and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services). “Banking Services Obligations” means any and all obligations of the Borrower or any of its Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services. “Banking Services Provider” means any Lender (other than a Defaulting Lender) or Affiliate of a Lender (other than a Defaulting Lender) that provides Banking Services to the Borrower or its Subsidiaries. “Benchmark” means, initially, with respect to any (a) RFR Advance, Daily Simple SOFR and (b) Term Benchmark Advance, the Term SOFR Rate; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (d)(ii) of Section 2.08. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) the Adjusted Daily Simple SOFR; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) of this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (a) for purposes of clause (a) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

-6- (i) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (ii) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (b) for purposes of clause (b) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities in the United States; provided that, in the case of clause (a) of this definition, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Advance, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

-7- (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (x) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (y) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such

-8- component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth in this definition has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then- current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.08(d) and (b) ending at the time that a Benchmark Replacement has replaced such then- current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.08(d). “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board” means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority. “Borrower” shall have the meaning set forth in the preamble hereof. “Borrowing” means, subject to Section 2.03(c)(ii), a borrowing consisting of simultaneous Advances of the same Type made by each Lender pursuant to Section 2.03(a), continued by each Lender pursuant to Section 2.03(b), or Converted by each Lender to Advances of a different Type pursuant to Section 2.03(b). “Borrowing Base” means at any particular time, the Dollar amount determined as the “Borrowing Base” in accordance with Section 2.02 (and adjusted from time to time pursuant to

-9- Section 2.02, including without limitation pursuant to automatic reductions of the Borrowing Base in accordance with Section 2.02(d)), on account of Proven Reserves attributable to Oil and Gas Properties of the Borrower and its Subsidiaries, subject to an Acceptable Security Interest, to the extent required by Section 5.11, and described in the most recent Engineering Report delivered to the Administrative Agent and the Lenders pursuant to Section 2.02. “Borrowing Base Deficiency” means the amount by which the aggregate outstanding amount of the Advances exceeds the lesser of (a) the Borrowing Base, and (b) the aggregate Commitments. “Borrowing Base Reduction Event” means a Disposition of Oil and Gas Properties or a Hedge Termination which causes the Borrowing Base Reduction Value to exceed 5% of the Borrowing Base in effect as of the most recent redetermination. A Borrowing Base Reduction Event will not occur solely as a result of a Hedge Termination if the Borrowing Base then in effect did not take into account the effect or the value of the Hedge Contract subject to such Hedge Termination. “Borrowing Base Reduction Value” means, with respect to the period between any two successive redeterminations of the Borrowing Base, an aggregate amount equal to (a) the PV-10, as determined by the Required Lenders in their sole discretion, of such Oil and Gas Properties which have been subject to a Disposition since the most recent redetermination of the Borrowing Base, plus (b) the reduction in the Collateral value, as determined by the Required Lenders in their sole discretion, of the Oil and Gas Properties which are given value in the Borrowing Base in effect as of the most recent redetermination, resulting from all Hedge Terminations occurring since the most recent redetermination of the Borrowing Base. “Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City or Houston, Texas; provided that, in addition to the foregoing, a Business Day shall be any day which is a U.S. Government Securities Business Day and if such day relates to (a) a Borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Term Benchmark Advance or a notice by the Borrower with respect to any such Borrowing or continuation, payment, prepayment, conversion or Interest Period or (b) RFR Advances and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Advance. “Capital Leases” means, as applied to any Person, any lease of any Property by such Person as lessee which would, in accordance with GAAP as in effect in December 31, 2018, be required to be classified and accounted for as a capital lease on the balance sheet of such Person. “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, state and local analogs, and all rules and regulations and requirements thereunder in each case as now or hereafter in effect. “Change in Control” means the occurrence of any transaction, the result of which is that: (a) the Borrower ceases to own, either directly or indirectly, 100% of the Equity Interest in any Subsidiary owning Oil and Gas Properties included in the Borrowing Base (other than as a result of a Disposition under Section 6.04(b)(iv)); or

-10- (b) Bob R. Simpson, Keith Hutton, Vaughn O. Vennerberg, II, and Brent W. Clum, collectively, (i) cease to own greater than 59% of the voting interests in the sole member of the general partner of the Borrower, (ii) cease to possess the exclusive right to appoint the board of directors of the general partner of the Borrower or (iii) otherwise cease to possess, directly or indirectly, the power to direct or cause the direction of the management or policies of the Borrower; provided, however, if any of such cessation is due to the death or disability of Bob R. Simpson, Keith Hutton, Vaughn O. Vennerberg, II, or Brent W. Clum, a Change in Control will occur only if such Person is not replaced by a successor approved by the individuals referred to in this paragraph (b) holding at least 50% of the voting interests in the sole member of the general partner of the Borrower within one hundred eighty (180) days after such death or disability occurring. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Closing Date” means November 1, 2021. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute. “Collateral” means (a) all “Collateral,” “Pledged Collateral” and “Mortgaged Properties” (as defined in each of the Mortgages, the Guarantee and Collateral Agreement, as applicable) or similar terms used in the Security Instruments, and (b) all amounts contained in the Borrower’s and its Subsidiaries’ bank accounts. “Commitment” means, for any Lender, the amount set opposite such Lender’s name on Schedule I as its Commitment, or if such Lender has entered into any Assignment and Assumption, the amount set forth for such Lender as its Commitment in the Register maintained by the Administrative Agent pursuant to Section 9.08(c), as such amount may be reduced or terminated pursuant to Section 2.04 or Article VII or otherwise under this Agreement. The amount of the aggregate Commitments as of the Amendment No. 5 Effective Date is $410,000,000. “Commitment Fee Rate” means 0.500% per annum. “Commitment Termination Date” means the earlier of (a) the Maturity Date, and (b) the earlier termination in whole of the Commitments pursuant to Section 2.04 or Article VII.

-11- “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communication” means, collectively, any notice, demand, information, document, amendment, approval, consent, certificate, statement, disclosure, authorization or other material related to any Loan Document or the transactions contemplated therein. “Compliance Certificate” means a compliance certificate in the form of the attached Exhibit B signed by a Responsible Officer of the Borrower. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Cash Balance” means, at any time, (a) the aggregate amount of cash and cash equivalents, marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds, and commercial paper, in each case, held or owned by Borrower or its Subsidiaries (either directly or indirectly), as reflected as an asset on the balance sheet of the Borrower and its Subsidiaries, excluding, however, cash and cash equivalents attributable to Borrower’s Equity Interest in the Joint Venture as shown on the balance sheet of the Borrower and its Subsidiaries. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controls,” “Controlled by,” “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, the power to vote 10% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent. “Controlled Group” means all members of a controlled group of corporations and all businesses (whether or not incorporated) under common control, which, together with the Borrower, are treated as a single employer under Section 414 of the Code. “Convert,” “Conversion,” and “Converted” each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.03(b). “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

-12- (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to such term in Section 9.24. “Current Assets” means, as at any date of determination, without duplication, the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, plus Availability (but only to the extent that the Borrower is then permitted to borrow such amount under the terms of this Agreement, including, without limitation, Section 3.02), but excluding (a) all non-cash assets under ASC 815 and (b) assets to the extent resulting from non- cash gains required under ASC 410. “Current Liabilities” means, as at any date of determination, without duplication, the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries on such date, but excluding, without duplication, (a) all non-cash obligations under ASC 815, (b) the current portion of any Advances and other long-term Debt, (c) any non-cash liabilities recorded in connection with stock-based or similar incentive-based compensation awards or arrangements and (d) non-cash liabilities to the extent resulting from non-cash losses or charges required under ASC 410. “Current Ratio” means, as of any date of determination, the ratio of (a) Current Assets to (b) Current Liabilities. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is an U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower and (b) zero. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website. “Debt” for any Person, means without duplication: (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of Property or services (including (x) obligations that are non-recourse to the credit of such Person but are secured by the assets of such Person and (y) for the avoidance of doubt, the obligation of Morningstar Operating LLC or any of its Affiliates to pay the Deferred Amount (as defined in the

-13- White Rock Purchase Agreement as in effect on the Amendment No. 5 Effective Date)), (d) obligations of such Person as lessee under Capital Leases required to be accounted for as a liability on the balance sheet, (e) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Capital Stock in such Person or any other Person or any warrant, right or option to acquire such Disqualified Capital Stock, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (g) any obligations of such Person owing in connection with any volumetric or production payments, (h) the Debt of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Debt, (i) indebtedness under Hedge Contracts, (j) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) of such Person to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (i) in this definition, (k) indebtedness or obligations of others of the kinds referred to in clauses (a) through (j) secured by any Lien on or in respect of any Property of such Person, and (l) all liabilities of such Person in respect of unfunded vested benefits under any Plan. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means (a) an Event of Default, or (b) any event or condition which with notice or lapse of time or both would become an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means at any time, subject to Section 2.14(b), (a) any Lender that has failed for two or more Business Days to comply with its obligations under this Agreement to make an Advance or make any other payment due hereunder (each, a “funding obligation”), unless such Lender has notified the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing), (b) any Lender that has notified the Administrative Agent or the Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations hereunder, unless such writing or statement states that such position is based on such Lender’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing or public statement), (c) any Lender that has defaulted on its funding obligations under any other loan agreement or credit agreement or other similar financing agreement, (d) any Lender that has, for three or more Business Days after written request of the Administrative Agent or the Borrower, failed to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided

-14- that such Lender will cease to be a Defaulting Lender pursuant to this clause (d) upon the Administrative Agent’s and the Borrower’s receipt of such written confirmation), (e) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company, or (f) any Lender that has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (a) through (f) in this definition will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.14(b)) upon notification of such determination by the Administrative Agent to the Borrower and the Lenders. “Disposition” means a sale, lease, transfer, assignment, Farmout, conveyance, release, loss, theft, substantial damage or destruction, surrender, or other disposition of Property (including any working interest, overriding royalty interest, production payments, net profits interest, royalty interest, or mineral fee interest), or of a Subsidiary owning Property (including any working interest, overriding royalty interest, production payments, net profits interest, royalty interest, or mineral fee interest), in any transaction or event or series of transactions or events. “Disqualified Capital Stock” means any Equity Interest which, by its terms (or by the terms of any security into which it is put-able, convertible, or exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the one-hundred- eightieth (180th) day after the Maturity Date (determined at the time of issuance) for any consideration (other than Equity Interests that are otherwise not Disqualified Capital Stock), (b) is put-able, convertible into, or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interests referred to in clause (a) of this definition, in each case, at any time on or prior to the one-hundred-eightieth (180th) day after the Maturity Date, or (c) contains any repurchase obligation for cash purchase which may come into effect prior to the indefeasible payment in full in cash of all Obligations. “Distributable Free Cash Flow” means, as of any time of determination, an amount equal to (a) Free Cash Flow for the most recently ended Rolling Period minus (b) the aggregate amount of Free Cash Flow Utilizations that have occurred during the period beginning on the first day of such Rolling Period and ending at such time of determination (excluding any Free Cash Flow Utilizations that have occurred during such Rolling Period and which (as reasonably determined by the Borrower) are attributable to Free Cash Flow generated during the four fiscal quarter period ending immediately prior to such Rolling Period). “Dollars” and “$” means lawful money of the United States of America.

-15- “EBITDAX” for any measurement period, means the Net Income of Borrower and its consolidated Subsidiaries for such period, plus, without duplication and to the extent deducted in calculating Net Income for such period, the sum of: (a) Interest Expense of Borrower and its consolidated Subsidiaries for such period; (b) the sum of federal, state, local and foreign income taxes paid in cash by Borrower and its consolidated Subsidiaries during such period; (c) the amount of depreciation, depletion and amortization expense of Borrower and its consolidated Subsidiaries for such period; (d) any oil and gas exploration expenses of Borrower and its consolidated Subsidiaries during such period, including workover expenses; (e) any other similar non-cash charges of Borrower and its consolidated Subsidiaries for such period (including non-cash charges under FASB ASC 815); (f) any extraordinary or non-recurring charges of Borrower and its consolidated Subsidiaries for such period; and minus, without duplication: (i) any extraordinary or non-recurring items increasing Net Income of Borrower and its consolidated Subsidiaries for such period; and (ii) any non-cash items increasing Net Income of Borrower and its consolidated Subsidiaries for such period (including non-cash income under FASB ASC 815); provided that EBITDAX for any period of measurement shall be calculated on a pro forma basis, giving effect to, without duplication, any Acquisition or Disposition made by Borrower and its consolidated Subsidiaries during such period, as if such Acquisition or Disposition occurred on the first day of such period; provided, however, that such pro forma calculations shall be subject to the Administrative Agent’s prior review and approval; provided that, notwithstanding the foregoing, for the Rolling Periods specified below, EBITDAX shall be increased as set forth opposite the applicable Rolling Period to give pro forma effect to the Williston Basin Acquisition; Rolling Period Ending: Amount added to EBITDAX: September 30, 2024 $67,910,000 December 31, 2024 $50,933,000 March 31, 2025 $33,955,000 June 30, 2025 $16,978,000

-16- provided further that, notwithstanding the foregoing, for the Rolling Periods specified below, EBITDAX shall be increased as set forth opposite the applicable Rolling Period to give pro forma effect to the White Rock Acquisition Rolling Period Ending: Amount added to EBITDAX: September 30, 2025 $85,824,658 December 31, 2025 $60,077,260 March 31, 2026 $34,329,863 June 30, 2026 $8,582,466 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Record” has the meaning assigned to it by 15 USC §7006, as it may be amended from time to time. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, (d) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000 and approved by the Administrative Agent in its sole discretion, (e) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the United States and such bank is approved by the Administrative Agent in its sole discretion, (f) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans or securities in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $1,000,000,000 and approved by the

-17- Administrative Agent in its sole discretion, (g) any other Person (other than a natural person) approved by (i) the Administrative Agent in its sole discretion, and (ii) unless a Default has occurred and is continuing at the time any assignment is effected pursuant to this Agreement, the Borrower; provided that (i) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof, and (ii) notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower, any Affiliate or Subsidiary of any Loan Party, the Joint Venture, any Affiliate of the Joint Venture, or any Potential Defaulting Lender (or entity which, upon becoming a Lender, would be a Potential Defaulting Lender). “Engineering Report” means either an Independent Engineering Report or an Internal Engineering Report and includes the Initial Engineering Report where applicable. “Environment” shall refer to natural resources and the indoor or outdoor environment, including as having the meaning set forth in 42 U.S.C. 9601(8). “Environmental Claim” means any third party (including governmental agencies and employees) action, lawsuit, claim, demand, regulatory action or proceeding, order, decree, consent agreement or notice of potential or actual responsibility or violation (including claims or proceedings under the OSHA or similar laws or requirements relating to health or safety of employees) which seeks to impose liability under any Environmental Law. “Environmental Law” means, as to the Borrower or its Subsidiaries, all Legal Requirements or common law theories applicable to the Borrower or its Subsidiaries arising from, relating to, or in connection with the Environment, health, or safety, including CERCLA, relating to (a) pollution, contamination, injury, destruction, loss, protection, cleanup, reclamation or restoration of the air, surface water, groundwater, land surface or subsurface strata, or other natural resources, (b) solid, gaseous or liquid waste generation, treatment, processing, recycling, reclamation, cleanup, storage, disposal or transportation, (c) exposure to pollutants, contaminants, hazardous, medical and infectious, or toxic substances, materials or wastes, (d) the safety or health of employees, or (e) the manufacture, processing, handling, transportation, distribution in commerce, use, storage or disposal of hazardous, medical and infectious, or toxic substances, materials or wastes. “Environmental Liability” means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Substances, (c) exposure to any Hazardous Substances, (d) the Release of any Hazardous Substances, or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, license, order, approval, registration or other authorization under Environmental Law.

-18- “Equity Interest” means, with respect to any Person, any shares, interests, participation, or other equivalents (however designated) of corporate stock, membership interests or partnership interests (or any other ownership interests) of such Person. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) which, together with any Loan Party, is treated as a single employer under Section 414 of the Code. “Erroneous Payment” has the meaning set forth in Section 8.12(a). “Erroneous Payment Deficiency Assignment” has the meaning set forth in Section 8.12(d)(i). “Erroneous Payment Impacted Class” has the meaning set forth in Section 8.12(d)(i). “Erroneous Payment Return Deficiency” has the meaning set forth in Section 8.12(d)(i). “Erroneous Payment Subrogation Rights” has the meaning set forth in Section 8.12(e). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning set forth in Section 7.01. “Excess Cash” means, at any time, the amount by which the Consolidated Cash Balance credited to the account of or would otherwise be required to be reflected as an asset on the balance sheet of the Borrower and its Subsidiaries exceeds $30,000,000. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Swap Obligations” means, with respect to any Loan Party other than the Borrower, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes,

-19- in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.15), or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.13(f), and (d) any U.S. federal withholding Taxes imposed under FATCA. “FAM” has the meaning set forth in Section 6.1(a) of the Joint Venture LLC Agreement. “FAM Loan” means a loan made by the Joint Venture to the Borrower pursuant to the FAM Loan Agreement in the principal amount as of the Amendment No. 2 Effective Date of $7,100,000. “FAM Loan Agreement” means that certain Loan Agreement among the Borrower and the Joint Venture in form and substance satisfactory to the Administrative Agent. “FAM Loan Documents” means the FAM Loan Agreement, any promissory note executed in connection therewith, and each other agreement, instrument or document executed in connection therewith. “Farmout” means an arrangement pursuant to agreement whereby the owner(s) of one or more oil, gas and/or mineral lease or other oil and natural gas working interest with respect to a property from which production of Hydrocarbons is sought agrees to transfer or assign an interest in such property to one or more Persons in exchange for (a) drilling, or participating in the cost of the drilling of (or agreeing to do so) one or more wells, or undertaking other exploration or development activity or participating in the cost of such activity, to attempt to obtain production of Hydrocarbons from such property, or (b) obtaining production of Hydrocarbons from such property, or participating in the costs of such production. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code. “FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such

-20- manner as shall be set forth on the Federal Reserve Bank of New York’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Federal Reserve Bank of New York’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any of its successors. “Fee Letters” means, collectively, (a) that certain Fee Letter dated October 15, 2021 among the Borrower and JPMorgan Chase Bank, N.A., (b) that certain Arrangers’ Fee Letter dated November 1, 2021 among the Borrower, BOKF, National Association, Capital One, National Association and Royal Bank of Canada, and (c) any other fee letter that may be executed from time to time by the Borrower in connection with this Agreement. “Financial Accounts” has the meaning set forth in Section 4.7 of the Joint Venture LLC Agreement. “Financial Accounts Sharing Percentage” has the meaning set forth in Section 1.42 of the Joint Venture LLC Agreement. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (or the further modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or Adjusted Daily Simple SOFR. For the avoidance of doubt the initial Floor as of the Closing Date for the Adjusted Term SOFR Rate and Adjusted Daily Simple SOFR shall be zero. “Foreign Lender” means any Lender that is not a U.S. Person. “Free Cash Flow” means, for any Rolling Period ending on or after December 31, 2021, (a) EBITDAX for such Rolling Period, minus the increase (or plus the decrease) in Working Capital from the previous Rolling Period (except any increase or decrease in Working Capital resulting from the reclassification of items from short-term to long-term or vice-versa) minus (b) the sum, in each case without duplication, of the following amounts of Borrower and its Subsidiaries for such Rolling Period: (i) capital expenditures paid in cash, (ii) interest expense paid in cash, (iii) taxes paid in cash, (iv) exploration expenses or costs paid in cash, (v) Restricted Payments made in cash (other than any Free Cash Flow Utilization) and (vi) to the extent not included in this clause (b) and otherwise added back in the calculation of EBITDAX of the Borrower and its Subsidiaries, any other cash charge that reduces the earnings of the Borrower and its Subsidiaries. “Free Cash Flow Utilizations” means any Restricted Payments made in reliance on Section 6.05(d).

-21- “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means United States generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the requirements of Section 1.03. “Gas Imbalance” means (a) a sale or utilization by Borrower or other Loan Parties of volumes of natural gas in excess of its gross working interest, (b) receipt of volumes of natural gas into a gathering system and redelivery by Borrower or other Loan Parties of a larger or smaller volume of natural gas under the terms of the applicable transportation agreement, or (c) delivery to a gathering system of a volume of natural gas produced by Borrower or another Loan Party that is larger or smaller than the volume of natural gas such gathering system redelivers for the account of Borrower or such other Loan Party, as applicable. “Gas Sales Contracts” means physically settled sales of specified volumes of Hydrocarbons at a price determined on the date of such sale by reference to an industry-accepted index for such Hydrocarbon and pursuant to (a) the Base Contract For Sale and Purchase of Natural Gas in a form promulgated by the North American Energy Standards Board or (b) the North American Gas Annex to the Master Agreement in a form promulgated by the International Swaps and Derivatives Association, Inc. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantor” means each entity, which may from time to time, execute the Guarantee and Collateral Agreement or an Assumption Agreement or supplement to the Guarantee and Collateral Agreement, including each material wholly-owned Subsidiary of the Borrower. “Guarantee and Collateral Agreement” means a Guarantee and Collateral Agreement in substantially the form of the attached Exhibit F, or otherwise in form and substance acceptable to the Administrative Agent, executed by the Borrower or any of its Subsidiaries or any of the Guarantors, if applicable. “Hazardous Substance” means the substances identified as such pursuant to CERCLA and those regulated under any other Environmental Law, including pollutants, contaminants, petroleum, petroleum products, radionuclides, radioactive materials, and medical and infectious waste. “Hazardous Waste” means the substances regulated as such pursuant to any Environmental Law. “Hedge Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward

-22- commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate swaps or options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. Notwithstanding the foregoing, “Hedge Contract” shall not include Gas Sales Contracts. “Hedge Termination” means with respect to any Hedge Contract, any termination (other than a termination that occurs on the date scheduled for such termination and not as a result of any event of default or other event which permits a party to such Hedge Contract to early terminate such Hedge Contract, in each case however defined or described), cancellation, novation or other disposition of such Hedge Contract or the entry into one or more offsetting Hedge Contracts in respect of such Hedge Contract. “Hedging Report” means the report described in Section 5.06(f). “Hydrocarbons” means oil, gas, coal seam gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith from a well bore and all products, by-products, and other substances derived therefrom or the processing thereof, and all other minerals and substances produced in conjunction with such substances, including sulfur, geothermal steam, water, carbon dioxide, helium, and any and all minerals, ores, or substances of value and the products and proceeds therefrom. “Improved Property” means real property on which a “building” or “mobile home” (in each case, as such terms are defined for purposes of the National Flood Insurance Program) owned by a Loan Party is located. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning set forth in Section 9.05. “Independent Engineer” means any third party engineering firm acceptable to the Administrative Agent in its sole discretion. “Independent Engineering Report” means a report, in form and substance satisfactory to the Administrative Agent, prepared by an Independent Engineer, addressed to the Administrative Agent and the Lenders with respect to the Oil and Gas Properties owned by the Borrower or any of its Subsidiaries or the Joint Venture (provided that any Oil and Gas Properties of the Joint

-23- Venture evaluated therein shall be net to the Equity Interest owned by the Borrower in the Joint Venture) which are, or are to be, included in the Borrowing Base, which report shall (a) specify the location, quantity, and type of the estimated Proven Reserves attributable to such Oil and Gas Properties, (b) contain a projection of the rate of production of such Oil and Gas Properties, (c) contain an estimate of the net operating revenues to be derived from the production and sale of Hydrocarbons from such Proven Reserves based on product price and cost escalation assumptions specified by the Administrative Agent and the Lenders which are consistent with the Administrative Agent’s and the Lenders’ customary internal standards and practices for valuing and redetermining the value of Oil and Gas Properties in connection with reserve based oil and gas loan transactions, and (d) contain such other information as is customarily obtained from and provided in such reports or is otherwise reasonably requested by the Administrative Agent or any Lender. “Information” has the meaning set forth in Section 9.09. “Initial Engineering Report” means an Internal Engineering Report dated effective as of July 1, 2021 and covering the Proven Reserves of the Borrower, its Subsidiaries and the Joint Venture in form acceptable to the Administrative Agent. “Initial Financial Statements” has the meaning set forth in Section 3.01(c) “Intercompany Debt” means Debt incurred by one or more Loan Parties and owing to any other Loan Party or Loan Parties. “Interest Expense” of a Person for any measurement period, means the interest expense of such Person for such period determined in accordance with GAAP. “Interest Payment Date” means (a) with respect to any Alternate Base Rate Advance, the last day of each March, June, September and December and the Maturity Date, (b) with respect to any RFR Advance, (i) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Advance (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (ii) the Maturity Date and (c) with respect to any Term Benchmark Advance, (i) the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three (3) months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three (3) months’ duration after the first day of such Interest Period and (ii) the Maturity Date. “Interest Period” means with respect to any Term Benchmark Advance, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three, or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Advance or Commitment), as the Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Term Benchmark Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period pertaining to a Term Benchmark Advance that commences

-24- on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no tenor that has been removed from this definition pursuant to Section 2.08(d)(v) shall be available for specification in such Notice of Borrowing or Notice of Conversion or Continuation. For purposes of this definition, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Internal Engineering Report” means a report, in form and substance satisfactory to the Administrative Agent, prepared by the Borrower and certified by a Responsible Officer of the Borrower, addressed to the Administrative Agent and the Lenders with respect to the Oil and Gas Properties owned by the Borrower or any of its Subsidiaries or the Joint Venture (provided that any Oil and Gas Properties of the Joint Venture evaluated therein shall be net to the Equity Interest owned by the Borrower in the Joint Venture) which are, or are to be, included in the Borrowing Base, which report shall (a) specify the location, quantity, and type of the estimated Proven Reserves attributable to such Oil and Gas Properties, (b) contain a projection of the rate of production of such Oil and Gas Properties, (c) contain an estimate of the net operating revenues to be derived from the production and sale of Hydrocarbons from such Proven Reserves based on product price and cost escalation assumptions specified by the Administrative Agent and the Lenders which are consistent with the Administrative Agent’s and the Lenders’ customary internal standards and practices for valuing and redetermining the value of Oil and Gas Properties in connection with reserve based oil and gas loan transactions, and (d) contain such other information as is customarily obtained from and provided in such reports or is otherwise reasonably requested by the Administrative Agent or any Lender. “Investments” has the meaning set forth in Section 6.06. “IRS” means the United States Internal Revenue Service. “Joint Venture” means Cross Timbers Energy, LLC, a Delaware limited liability company. “Joint Venture LLC Agreement” means the Limited Liability Company Agreement of Cross Timbers Energy, LLC, a Delaware limited liability company, dated as of June 8, 2012, as amended or otherwise modified to the extent permitted herein, including by the Joint Venture CP Agreement and any other side letters thereto. “Leases” means all oil and gas leases, oil, gas and mineral leases, oil, gas and casinghead gas leases, wellbore assignments or any other instruments, agreements, or conveyances under and pursuant to which the owner thereof has or obtains the right to enter upon lands and explore for, drill, and develop such lands for the production of Hydrocarbons. “Legal Requirement” means, as to any Person, any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or official interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority, including Regulations D, T, U, and X, which is applicable to such Person. “Lender” means the Persons listed on Schedule I and each Eligible Assignee that shall have become party hereto as a Lender pursuant to an Assignment and Assumption, other than any

-25- such Person that ceases to be a party hereto as a Lender pursuant to an Assignment and Assumption. “Lender Hedging Obligations” means all obligations of the Borrower or any of its Subsidiaries arising from time to time under any Hedge Contract or any Gas Sales Contract that (a) was entered into between the Borrower or any of its Subsidiaries and a Person who was a Lender or Affiliate of a Lender at the time such Hedge Contract or such Gas Sales Contract was entered into, or (b) was entered into between the Borrower or any of its Subsidiaries and any Person that, after such Hedge Contract or such Gas Sales Contract was entered into, became a Lender or an Affiliate of a Lender hereunder, or (c) was outstanding on the Closing Date and between the Borrower or any of its Subsidiaries and a Person that was a Lender or an Affiliate of a Lender hereunder on the Closing Date; provided, however, that the obligations under any such Hedge Contract or such Gas Sales Contract described in clauses (a), (b), or (c) of this definition shall cease to constitute Lender Hedging Obligations if the rights of the Swap Counterparty under such Hedge Contract or such Gas Sales Contract are at any time assigned or otherwise transferred to any Person that is not a Lender or an Affiliate of a Lender hereunder at the time of such assignment or transfer; provided that “Lender Hedging Obligations” shall exclude any Excluded Swap Obligations. “Lender Insolvency Event” means that (a) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (b) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment; provided that a Lender Insolvency Event shall not occur solely by virtue of the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator with respect to a Lender or its Parent Company under the Dutch Financial Supervision Act 2007 (as amended from time to time and including any successor legislation). “Lender-Related Person” has the meaning set forth in Section 9.04(b). “Leverage Ratio” has the meaning set forth in Section 6.18. “Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “Lien” means any mortgage, lien, pledge, assignment, charge, deed of trust, security interest, hypothecation, preference, deposit arrangement or encumbrance (or other type of arrangement having the practical effect of the foregoing) to secure or provide for the payment of any obligation of any Person, whether arising by contract, operation of law, or otherwise (including the interest of a vendor or lessor under any conditional sale agreement, synthetic lease, Capital Lease, or other title retention agreement). “Liquid Investments” means:

-26- (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States maturing within 270 days from the date of any acquisition thereof; (b) (i) negotiable or nonnegotiable certificates of deposit, time deposits, or other similar banking arrangements maturing within 270 days from the date of acquisition thereof or which may be liquidated for the full amount thereof without penalty or premium (“bank debt securities”), issued by (A) any Lender (or any Affiliate of any Lender), or (B) any other bank or trust company so long as either (1) such certificate of deposit is not pledged to secure the Borrower’s or any Subsidiaries’ ordinary course of business bonding requirements, and (2) the amount thereof is less than or equal to $100,000, or any other bank or trust company, if at the time of deposit or purchase, such bank debt securities are rated A or A2 or better by either S&P or Moody’s, and (ii) commercial paper issued by (A) any Lender (or any Affiliate of any Lender), or (B) any other Person if at the time of purchase such commercial paper is rated at the highest credit rating given by either S&P or Moody’s, or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower with the consent of the Required Lenders; (c) deposits in money market funds investing exclusively in investments described in clauses (a) and (b) of this definition; and (d) repurchase agreements relating to investments described in clauses (a) and (b) of this definition with a market value at least equal to the consideration paid in connection therewith, with any Person who regularly engages in the business of entering into repurchase agreements and has a combined capital and surplus and undivided profit of not less than $500,000,000, if at the time of entering into such agreement such Person is a Lender (or an Affiliate of any Lender) or the debt securities of such Person is rated at the highest credit rating given by either S&P or Moody’s. “Liquidity” means, without duplication, the sum of (a) Availability at such time, (b) readily and immediately available unrestricted cash held in deposit accounts of any Loan Party, and (c) Liquid Investments of the Loan Parties, in the case of clauses (b) and (c), which are subject to an Acceptable Security Interest perfected by an account control agreement reasonably satisfactory to the Administrative Agent and otherwise free and clear of all Liens (other than Liens in favor of the Administrative Agent securing the Obligations). “Loan Documents” means this Agreement, the Notes, the Guaranties, the Security Instruments, the Fee Letters and each other agreement, instrument, or document executed by the Borrower, any Guarantor, or any of the Borrower’s or a Guarantor’s Subsidiaries or any of their officers at any time in connection with this Agreement. “Loan Party” means the Borrower or any Guarantor. “Lost Interest” has the meaning set forth in Section 2.08(c)(i). “Majority Lenders” means, at any time, Lenders holding more than 50% of the Commitments or, if the Commitments have been terminated or expired, Lenders holding more than 50% of the outstanding Advances.

-27- “Material Adverse Change” means a material adverse change in, or a material adverse effect upon, any of (a) the condition (financial or otherwise), operations, business, properties (including Oil and Gas Properties), or prospects of the Loan Parties, taken as a whole, (b) the rights and remedies of the Administrative Agent or the Secured Parties under any Loan Document, or the ability of the Loan Parties to perform any of their material obligations under the Loan Documents or Transaction Documents to which they are a party, or (c) the legality, validity, enforceability of any Loan Document or the perfection or priority of any security interest granted therein with respect to any material Collateral. “Maturity Date” means August 30, 2029. “Maximum Rate” means the maximum nonusurious interest rate under applicable law (determined under such laws after giving effect to any items which are required by such laws to be construed as interest in making such determination, including if required by such laws, certain fees and other costs). “Minimum Required Hedge Volume” means, as of any Specified Swap Test Date, (a) if the Leverage Ratio, as of the most recent Applicable Leverage Ratio Test Date, is greater than or equal to 0.75 to 1.00, 50% for the period of month one (1) through month 24 following such specified Swap Test Date; (b) if (i) the Leverage Ratio, as of the most recent Applicable Leverage Ratio Test Date, is less than 0.75 to 1.00 and (ii) Availability, as of such Specified Swap Test Date, is greater than 20% of the Borrowing Base then in effect, 35% for the period of month one (1) through month 12 following such specified Swap Test Date; and (c) if (i) the Leverage Ratio, as of the most recent Applicable Leverage Ratio Test Date, is less than 0.50 to 1.00 and (ii) Availability, as of such Specified Swap Test Date, is greater than 66.7% of the Borrowing Base then in effect, 0.00%. “Minimum Volume Commitment” means any contract or analogous arrangement containing a “take-or-pay”, “ship-to-pay”, purchase and sale agreement, advance payment, prepayment or similar provision that (a) contains a commitment by the Borrower or any of the Subsidiaries to a minimum capacity in a gathering system, pipeline, compression, treatment, disposal or other midstream, downstream, transportation or similar facility or otherwise guarantees a fixed fee or minimum thru-put volume, minimum revenue or minimum return in respect of a marketing or purchase and sale arrangement or a gathering system, pipeline, processing, compression treatment, disposal or other midstream, downstream, transportation or similar facility or arrangement or the capital utilized to construct or acquire any of the foregoing, (b) includes an agreement by such Person to pay for such commitment regardless of whether such capacity or thru-put is actually utilized or otherwise pay for such fixed fee or guaranteed amount irrespective of the utilization of facilities or volumes provided for sale under a purchase and sale arrangement or similar marketing arrangement and (c) cannot be cancelled or terminated unless more than six (6) months’ advance notice is given; provided that, for the avoidance of doubt, any contract fulfilling the requirements of (a) and (b) but whose term is six (6) months or less shall not be a Minimum Volume Commitment. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

-28- “Mortgage” means a mortgage or deed of trust executed by any one or more of the Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties in form and substance satisfactory to the Administrative Agent in its sole discretion, in each case together with any assumptions or assignments of the obligations thereunder by the Borrower, any Guarantor or any of their respective Subsidiaries, and as may be amended, amended and restated, or otherwise modified from time to time. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA. “Net Income” of a Person for any measurement period means the net income (or loss) of such Person for such period determined in accordance with GAAP. “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender or a Potential Defaulting Lender. “Note” means a promissory note of the Borrower payable to any Lender or its registered assigns in an amount not to exceed the Commitment of such Lender, in substantially the form of the attached Exhibit C, evidencing indebtedness of the Borrower to such Lender resulting from Advances owing to such Lender. “Notice of Borrowing” means a notice of borrowing in the form of the attached Exhibit D signed by a Responsible Officer of the Borrower. “Notice of Conversion or Continuation” means a notice of conversion or continuation in the form of the attached Exhibit E signed by a Responsible Officer of the Borrower. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Obligations” means (a) all principal, interest, fees, reimbursements, indemnifications, and other amounts payable by the Borrower, any Guarantor or any of their respective Subsidiaries to the Administrative Agent or the Lenders under the Loan Documents, (b) all Lender Hedging Obligations owing to any Swap Counterparty, (c) any Banking Services Obligations, and (d) all obligations to pay, discharge and satisfy the Erroneous Payment Subrogation Rights; provided that, notwithstanding the foregoing, “Obligations” shall not include any Excluded Swap Obligations. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

-29- “Oil and Gas Properties” means fee mineral interests, term mineral interests, Leases, subleases, Farmouts, royalties, overriding royalties, net profit interests, carried interests, production payments, back-in interests and reversionary interests and similar mineral interests, and all unsevered and unextracted Hydrocarbons in, under, or attributable to such oil and gas Properties and interests. “Ongoing Minimum Hedge Requirement” has the meaning set forth in Section 5.15. “Operating and Services Agreement” means the Operating and Services Agreement dated as of June 13, 2012 between the Joint Venture and the Borrower. “OSHA” means the Occupational Safety and Health Act 29 U.S.C. § 651 et seq. and its implementing regulations. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.15(b)). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the Federal Reserve Bank of New York’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate). “Parent Company” means, with respect to a Lender, the bank holding company (as defined in Regulation Y of the Federal Reserve Board), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender. “Participant” has the meaning set forth in Section 9.08(d). “Participant Register” has the meaning set forth in Section 9.08(d).

-30- “Payment Recipient” has the meaning set forth in Section 8.12(a). “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Permit” means any approval, certificate of occupancy, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from any Governmental Authority, including an Environmental Permit. “Permitted Liens” has the meaning set forth in Section 6.01. “Person” (whether or not capitalized) means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, limited liability partnership, trust, unincorporated association, joint venture or other entity, Governmental Authority or other entity. “Plan” means any “employee benefit plan,” as defined in Section 3(3) of ERISA (other than a Multiemployer Plan), subject to the provisions of Title IV of ERISA or Sections 412 and 430 of the Code or Section 302 of ERISA and in respect of which any Loan Party or any ERISA Affiliate is (or, if such Plan were terminated, would under Section 4062 or Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Platform” has the meaning set forth in Section 9.02(e)(i). “Potential Defaulting Lender” means, at any time, (a) any Lender with respect to which an event of the kind referred to in the definition of “Lender Insolvency Event” has occurred and is continuing in respect of any Subsidiary of such Lender, (b) any Lender that has notified, or whose Parent Company or a Subsidiary thereof has notified, the Administrative Agent or the Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations under any other loan agreement or credit agreement or other similar financing agreement, unless such writing or statement states that such position is based on such Lender’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing or public statement), or (c) any Lender that has, or whose Parent Company has, a non-investment grade rating from Moody’s or S&P or another nationally recognized rating agency. Any determination by the Administrative Agent that a Lender is a Potential Defaulting Lender under any of clauses (a) through (c) of this definition will be conclusive and binding absent manifest error, and such Lender will be deemed a Potential Defaulting Lender (subject to Section 2.14(b)) upon notification of such determination by the Administrative Agent to the Borrower and the Lenders. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

-31- “Pro Rata Share” means, with respect to any Lender, the ratio (expressed as a percentage) of aggregate Commitments of such Lender to the aggregate Commitments of all the Lenders, or if all such Commitments have been terminated, the ratio (expressed as a percentage) of Advances owing to such Lender to the aggregate Advances owing to all such Lenders. “Property” of any Person means any property or assets (whether real, personal, or mixed, tangible or intangible) of such Person. “Proven Reserves” means “Proved Reserves” as defined in the Definitions for Oil and Gas Reserves (in this paragraph, the “Definitions”) promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question. “Proved Developed Reserves” means Proved Reserves which are categorized as “Developed” in the Definitions, “Proved Developed Producing Reserves” means Proved Reserves which are categorized as both “Developed” and “Producing” in the Definitions, “Proved Developed Nonproducing Reserves” means Proved Reserves which are categorized as both “Developed” and “Nonproducing” in the Definitions, and “Proved Undeveloped Reserves” means Proved Reserves which are categorized as “Undeveloped” in the Definitions. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Publication Date” has the meaning assigned to such term in the definition of “Alternate Base Rate”. “Purchase Money Debt” means Debt, the proceeds of which are used solely to finance the acquisition, construction, or improvement of Property of any Loan Party. “PV-10” means estimated future net revenue, discounted at a rate of 10% per annum, using the Administrative Agent’s price deck. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to such term in Section 9.24. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Recipient” means (a) the Administrative Agent, and (b) any Lender, as applicable. “Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two Business Days preceding the date of such setting, (b) if such Benchmark is Daily Simple SOFR, then four

-32- U.S. Government Securities Business Days prior to such setting and (c) if such Benchmark is not the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning set forth in Section 9.08(c). “Regulations D, T, U, and X” mean Regulations D, T, U, and X of the Federal Reserve Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof. “Regulatory Authority” has the meaning set forth in Section 9.09. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” shall have the meaning set forth in CERCLA or under any other Environmental Law. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the NYFRB the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the NYFRB, or, in each case, any successor thereto. “Relevant Rate” means (a) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate or (b) with respect to any RFR Borrowing, the Adjusted Daily Simple SOFR, as applicable. “Removal Effective Date” has the meaning set forth in Section 8.06(b). “Reportable Event” means a “reportable event” described in Section 4043 of ERISA and the regulations issued thereunder. “Required Lenders” means, at any time, Lenders holding at least 66 2/3% of the Commitments or, if the Commitments have been terminated or expired, Lenders holding at least 66 2/3% of the outstanding Advances. “Resignation Effective Date” has the meaning set forth in Section 8.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Response” shall have the meaning set forth in CERCLA or under any other Environmental Law. “Responsible Officer” means with respect to the Borrower, the Chief Financial Officer of the general partner of the Borrower, which, as of the Closing Date, is Brent W. Clum.

-33- “Restricted Payment” means, with respect to any Person, (a) any direct or indirect dividend or distribution (whether in cash, securities or other Property) with respect to any Equity Interests, including any payment of any kind or character (whether in cash, securities or other Property) in consideration for or otherwise in connection with any retirement, purchase, redemption or other acquisition of any Equity Interest of such Person, or any options, warrants or rights to purchase or acquire any such Equity Interest of such Person, or (b) principal or interest payments (in cash, Property or otherwise) on, or redemptions of, subordinated debt of such Person; provided that the term “Restricted Payment” shall not include any dividend or distribution payable solely in Equity Interests of such Person or warrants, options or other rights to purchase such Equity Interests or to exchange such warrants, options or other rights for such Equity Interests. “RFR” when used in reference to any Advance or Borrowing, refers to whether such Advance, or the Advances comprising such Borrowing, are bearing interest at a rate determined by reference to Adjusted Daily Simple SOFR. “Rolling Period” means (a) for the fiscal quarter ending on December 31, 2021, the one fiscal quarter period ending on such day, (b) for the fiscal quarters ending March 31, 2022 and June 30, 2022, the applicable period commencing on October 1, 2021 and ending on the last day of such applicable fiscal quarter and (c) for (i) the fiscal quarter ending September 30, 2022 and (ii) each fiscal quarter thereafter, the period of four (4) consecutive fiscal quarters ending on the last day of such applicable fiscal quarter. “SEC” means the Securities and Exchange Commission or any successor Governmental Authority. “S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor thereto. “Sanctioned Country” means a country, region, or territory, or a country, region, or territory whose government is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treasury.gov/resource- center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time, or subject to any other sanctions program of the United States of America, the United Nations, the Norwegian State, the European Union, the United Kingdom or any agency or subdivision thereof. “Sanctioned Person” means any Person subject or target of any Sanctions, including (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by the U.S. government, including by OFAC available at http://www.treasury.gov/resource- center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, (b) a Person named on the lists maintained by the U.S. Department of Commerce, or by the United Nations Security Council available at http://www.un.org/sc/committees/list_compend.shtml, or as otherwise published from time to time, (c) a Person named on the lists maintained by the European Union available at http://eeas.europa.eu/cfsp/sanctions/consol-list_en.htm, or as otherwise published from time to time, (d) a Person named on the lists maintained by His Majesty’s Treasury available at http://www.hm-treasury.gov.uk/fin_sanctions_index.htm, or as otherwise published from time to time, or (e) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country (including, without limitation for purposes of

-34- defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable laws, rules, regulations, or orders), or (iii) a person resident in a Sanctioned Country, to the extent subject to sanctions program administered by the United States of America, the United Nations, the Norwegian State, the European Union, the United Kingdom or any other agency or subdivision thereof. “Sanctions” means any sanctions imposed, administered or enforced from time to time by any applicable Governmental Authority, including, without limitation, those administered by OFAC, the U.S. Department of State, His Majesty’s Treasury, the United Nations, the Norwegian State, the European Union, the Member States of the European Union, any other applicable Governmental Authority or any agency or subdivision of any of the forgoing, and shall include any regulations, rules, executive orders, and similar restrictions issued in connection therewith. “Secured Parties” means the Administrative Agent, the Lenders, and the Persons that are owed Lender Hedging Obligations, and the Banking Services Providers. “Security Instruments” means, collectively: (a) the Mortgages, (b) the Guarantee and Collateral Agreement, (c) each other agreement, instrument or document executed at any time in connection with the Guarantee and Collateral Agreement, or the Mortgages, and (d) each other agreement, instrument or document executed at any time in connection with securing the Obligations. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the Federal Reserve Bank of New York’s Website for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” has the meaning set forth in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning set forth in the definition of “Daily Simple SOFR”. “Solvent” means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations, and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (e) such Person is not engaged

-35- in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Swap Test Date” has the meaning assigned to such term in Section 5.15. “Subsidiary” means, with respect to any Person (the “parent”) at any date, any other Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any Person, a majority of whose outstanding Voting Securities (other than directors’ qualifying shares) shall at any time be owned by such parent or one or more Subsidiaries of such parent; provided that notwithstanding the foregoing, the Joint Venture shall not be deemed a Subsidiary of the Borrower. Unless otherwise specified all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Supported QFC” has the meaning assigned to such term in Section 9.24. “Swap Counterparty” means any Person (other than a Defaulting Lender) party to a Hedge Contract or a Gas Sales Contract with the Borrower or any of its Subsidiaries to whom Lender Hedging Obligations are owing. “Swap Obligation” means, with respect to any Loan Party other than the Borrower, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Tax Group” has the meaning set forth in Section 4.11(a). “Tax Returns” has the meaning set forth in Section 4.11(b). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark” when used in reference to any Advance or Borrowing, refers to whether such Advance, or the Advances comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate. “Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to

-36- the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR; provided that if the Term SOFR Reference Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. If by 5:00 pm (New York City time) on the fifth (5th) U.S. Government Securities Business Day immediately following any Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day. “Termination Event” means (a) a Reportable Event (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under ERISA regulations), (b) the withdrawal by any Loan Party or any ERISA Affiliate from a Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, or a cessation of operations that is treated as a withdrawal under Section 4062(e) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, (f) any failure by any Plan to satisfy the minimum funding standards (within the meaning of Sections 412 or 430 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived, (g) the failure by any Loan Party or any ERISA Affiliate to make any required contribution to a Multiemployer Plan, (h) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from any Multiemployer Plan, (i) the determination that any Plan is considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA, or the receipt by any Loan Party or any ERISA Affiliate of any notice of a determination that a Multiemployer Plan is, or is expected to be, “insolvent” (within the meaning of Section 4245 of ERISA), in “reorganization” (within the meaning of Section 4241 of ERISA) or in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA), or (j) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate. “Total Debt” means, as of any date of determination, the sum of (a) without duplication, the aggregate principal amount of all Debt of the Borrower and its Subsidiaries referred to in clauses (a), (b), (d), and (j) of the definition of “Debt” and the amount of drawn and unreimbursed letters of credit, each on such date and (b) the aggregate principal amount of all Purchase Money Debt of the Borrower and its Subsidiaries on such date, in each case determined on a consolidated basis in accordance with GAAP.

-37- “Total Net Debt” means, as of any date of determination, (a) Total Debt as of such date minus (b) the unpaid balance of the FAM Loan and minus (c) the lesser of (i) the aggregate amount of unrestricted cash and cash equivalents of the Borrower and its Subsidiaries on such date determined in accordance with GAAP (excluding cash and cash equivalents attributable to Borrower’s Equity Interest in the Joint Venture as shown on the balance sheet of Borrower and its Subsidiaries) and (ii) $15,000,000; provided that Total Debt shall only be reduced as set forth in clause (c) to the extent that such unrestricted cash and cash equivalents are (x) subject to a Lien in favor of the Lenders and (y) in a deposit account subject to an account control agreement reasonably acceptable in form and substance to the Administrative Agent. “Trade Date” has the meaning set forth in Section 9.08(b)(i)(B). “Transfer Letters” means, collectively, the letters in lieu of transfer orders in form and substance acceptable to Administrative Agent and executed by the Borrower, any Guarantor or any of their respective Subsidiaries executing a Mortgage. “Type”, when used in reference to any Advance or Borrowing, refers to whether the rate of interest on such Advance, or on the Advances comprising such Borrowing, is determined by reference to the Alternate Base Rate or the Adjusted Term SOFR Rate. “UK Bribery Act” means the United Kingdom Bribery Act 2010 as amended. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding related the Benchmark Replacement Adjustment. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime” has the meaning assigned to such term in Section 9.24. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.13(f)(ii)(B)(3).

-38- “Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the aggregate outstanding principal amount of all Advances of the Lenders on such day and the denominator of which is the lesser of (a) the Borrowing Base and (b) the aggregate Commitments, each on such day. “Vacuum PSA” means that certain Asset Sale and Purchase Agreement dated July 1, 2021 among Chevron U.S.A. Inc., Chevron Midcontinent, L.P. and XBM Production, L.P., as Seller, and the Borrower and MorningStar Operating LLC, as Buyer, pursuant to which the Borrower and its Subsidiary, MorningStar Operating LLC, will acquire the Central Vacuum Unit in Lea County, New Mexico and other Oil and Gas Properties located in Lea County, New Mexico and Delores and Montezuma Counties, Colorado. “Voting Securities” means (a) with respect to any corporation (including any unlimited liability company), capital stock of such corporation having general voting power under ordinary circumstances to elect directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have special voting power or rights by reason of the happening of any contingency), (b) with respect to any partnership, any partnership interest or other ownership interest having general voting power to elect the general partner or other management of the partnership or other Person, and (c) with respect to any limited liability company, membership certificates or interests having general voting power under ordinary circumstances to elect managers of such limited liability company. “Wells” has the meaning set forth in Section 2.02(b)(iv). “WI/NRI Schedule” has the meaning set forth in Section 5.06(g)(iv). “Williston Basin Acquisitions” has the meaning assigned to such term in Amendment No. 4. “White Rock Acquisition” has the meaning assigned to such term in Amendment No. 5. “White Rock Purchase Agreement” has the meaning assigned to such term in Amendment No. 5. “Working Capital” means, as of any date of determination, the difference of consolidated current assets under GAAP of the Borrower and its Subsidiaries as of such date (but excluding assets under ASC 815, cash and taxes receivable) and consolidated current liabilities under GAAP of the Borrower and its Subsidiaries as of such date (but excluding obligations under ASC 815, current liabilities in respect of Debt, interest payable and taxes payable). “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which the liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that

-39- any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “XTO Parties” means XTO Energy Inc., XH LLC, HHE Energy Company, and any other Person Controlled by the XTO Party Sponsor. “XTO Party Sponsor” means Exxon Mobil Corporation, a New Jersey incorporated company. Section 1.02 Computation of Time Periods. In this Agreement, with respect to the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”. Section 1.03 Accounting Terms; Changes in GAAP. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof) be prepared, in accordance with GAAP applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Lenders hereunder (which prior to the delivery of the first financial statements under Section 5.06, means the Financial Information). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with that used in the preparation of the annual or quarterly financial statements furnished to the Lenders pursuant to Section 5.06 most recently delivered prior to or concurrently with such calculations (or, prior to the delivery of the first financial statements under Section 5.06, used in the preparation of the Financial Information). In addition, all calculations and defined accounting terms used herein shall, unless expressly provided otherwise, when referring to any Person, where applicable, refer to such Person on a consolidated basis and mean such Person and its consolidated Subsidiaries. Section 1.04 Miscellaneous. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, paragraphs, Exhibits and Schedules shall be construed to refer to Articles and Sections and paragraphs of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property”

-40- shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Section 1.05 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. Section 1.06 Interest Rates; Benchmark Notification. The interest rate on Term Benchmark Advances is derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.08(d)(ii) provides the mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II CREDIT FACILITIES Section 2.01 Commitment for Advances. (a) Advances. Each Lender has made Advances to the Borrower, on the terms and conditions set forth in this Agreement. Each Borrowing shall, in the case of Borrowings consisting of Alternate Base Rate Advances, be in an aggregate amount not less than $250,000 and in integral multiples of $100,000 in excess thereof, and in the case of Borrowings consisting of Term Benchmark Advances, be in an aggregate amount not less than $500,000 and in integral multiples of $100,000 in excess thereof, and in each case shall consist of Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments.

-41- (b) Evidence of Debt. (i) The Advances made by each Lender shall be evidenced by the records maintained by the Administrative Agent in the ordinary course of business. The records maintained by the Administrative Agent shall be conclusive absent manifest error of the amount of the Advances made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence the obligation of the Borrower to repay to such Lender’s Advances to such Borrower in addition to such records maintained by the Administrative Agent. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Advances and payments with respect thereto, but such action or the failure to do so shall not control over the records thereof maintained by the Administrative Agent. (ii) In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Section 2.02 Borrowing Base. (a) Borrowing Base. The Administrative Agent and the Lenders have set and the Borrower has acknowledged the Borrowing Base as $410,000,000, effective as of the Amendment No. 5 Effective Date. The Borrowing Base determined pursuant to this Section 2.02(a) shall remain in effect until the next redetermination of the Borrowing Base made pursuant to this Section 2.02. The Borrowing Base shall be determined in accordance with the standards set forth in Section 2.02(e) and is subject to reduction or periodic redetermination pursuant to Sections 2.02(b), 2.02(c), and 2.02(d). (b) Calculation of Borrowing Base. (i) The Borrower shall deliver to the Administrative Agent and each of the Lenders on or before each March 15 an Independent Engineering Report dated effective as of the immediately preceding January 1, and such other information as may be reasonably requested by any Lender with respect to the Oil and Gas Properties included or to be included in the Borrowing Base. On or about 15 days after receipt of the Independent Engineering Report and such other information, the Administrative Agent shall make an initial determination of the new Borrowing Base and upon such initial determination shall promptly notify the Lenders in writing of its initial determination of the proposed Borrowing Base. Subject to the last sentence of this Section 2.02(b)(i), the Required Lenders shall approve or reject the Administrative Agent’s initial determination of the proposed Borrowing Base by written notice to the Administrative Agent on or about 15 days after the Administrative Agent’s notification of its initial determination; provided, however, that the failure by any Lender to confirm or reject in writing the Administrative Agent’s

-42- determination of the proposed Borrowing Base within such period shall be deemed an approval of such proposed Borrowing Base by such Lender. If the Required Lenders fail to approve any such proposed Borrowing Base determined by the Administrative Agent hereunder in such period, then the Administrative Agent shall poll the Lenders to ascertain the highest proposed Borrowing Base then acceptable to the Required Lenders for purposes of this Section 2.02(b)(i) and, subject to the last sentence of this Section 2.02(b)(i), such amounts shall become the new Borrowing Base, effective on the date specified in this Section 2.02(b)(i). Until such approval or deemed approval, the Borrowing Base in effect before the proposed Borrowing Base shall remain in effect. Upon agreement by the Administrative Agent and the Required Lenders of the new Borrowing Base, the Administrative Agent shall, by written notice to the Borrower and the Lenders, designate the new Borrowing Base available to the Borrower. Such designation shall be effective as of the Business Day specified in such written notice (or, if no effective date is specified in such written notice, the next Business Day following delivery of such written notice) and such new Borrowing Base shall remain in effect until the next determination or redetermination of the Borrowing Base in accordance with this Agreement. Notwithstanding anything contained herein to the contrary, (A) any determination or redetermination of the Borrowing Base resulting in any increase of the Borrowing Base in effect immediately prior to such determination or redetermination shall require the written approval (and not deemed approval) of all the Lenders in their sole discretion but subject to Section 2.02(e), (B) in no event shall the determined or redetermined Borrowing Base exceed the aggregate Commitments of the Lenders, and (C) any determination or redetermination of the Borrowing Base resulting in any decrease or reaffirmation of the Borrowing Base in effect immediately prior to such determination or redetermination shall not require the approval of any Defaulting Lender (and the definition of “Required Lenders” will automatically be deemed modified accordingly with respect to any such determination or redetermination). (ii) The Borrower shall deliver to the Administrative Agent and each Lender on or before each September 1 (commencing on September 1, 2025) an Internal Engineering Report dated as of the immediately preceding July 1 and such other information as may be reasonably requested by the Administrative Agent or any Lender with respect to the Oil and Gas Properties included or to be included in the Borrowing Base. On or about 15 days after receipt of each Internal Engineering Report and such other information, the Administrative Agent shall make an initial determination of the new Borrowing Base and upon such initial determination shall promptly notify the Lenders in writing of its initial determination of the proposed Borrowing Base. Subject to the last sentence of this Section 2.02(b)(ii), the Required Lenders shall approve or reject the Administrative Agent’s initial determination of the proposed Borrowing Base by written notice to the Administrative Agent on or about 15 days after the Administrative Agent’s notification of its initial determination; provided, however, that the failure by any Lender to confirm or reject in writing the Administrative Agent’s determination of the proposed Borrowing Base within such period shall be deemed an approval of such proposed Borrowing Base by such Lender. If the Required Lenders fail to approve any such proposed Borrowing Base determined by the Administrative Agent hereunder in such period, then the Administrative Agent shall poll the Lenders to ascertain the highest proposed Borrowing Base then acceptable to the Required Lenders for purposes of this Section 2.02(b)(ii) and, subject to the last sentence of this Section 2.02(b)(ii), such amounts shall become the new Borrowing Base, effective on the date specified in this Section 2.02(b)(ii). Until such approval or deemed approval, the Borrowing Base in effect before the proposed Borrowing Base shall remain in effect. Upon agreement by the Administrative Agent and the Required Lenders of the new Borrowing Base, the Administrative Agent shall, by written

-43- notice to the Borrower and the Lenders, designate the new Borrowing Base available to the Borrower. Such designation shall be effective as of the Business Day specified in such written notice (or, if no effective date is specified in such written notice, the next Business Day following delivery of such written notice) and such new Borrowing Base shall remain in effect until the next determination or redetermination of the Borrowing Base in accordance with this Agreement. Notwithstanding anything contained herein to the contrary, (A) any determination or redetermination of the Borrowing Base resulting in any increase of the Borrowing Base in effect immediately prior to such determination or redetermination shall require the written approval (and not deemed approval) of all the Lenders in their sole discretion but subject to Section 2.02(e), (B) in no event shall the sum of the determined or redetermined Borrowing Base exceed the aggregate Commitments of the Lenders, and (C) any determination or redetermination of the Borrowing Base resulting in any decrease of the Borrowing Base in effect immediately prior to such determination or redetermination shall not require the approval of any Defaulting Lender (and the definition of “Required Lenders” will automatically be deemed modified accordingly with respect to any such determination or redetermination). (iii) In the event that the Borrower does not furnish to the Administrative Agent and the Lenders the Independent Engineering Report, Internal Engineering Report or other information specified in Section 2.02(b)(i) and (ii) by the date specified therein, the Administrative Agent and the Lenders may nonetheless redetermine the Borrowing Base and redesignate the Borrowing Base from time to time thereafter in their sole discretion until the Administrative Agent and the Lenders receive the relevant Independent Engineering Report, Internal Engineering Report, or other information, as applicable, whereupon the Administrative Agent and the Lenders shall redetermine the Borrowing Base as otherwise specified in this Section 2.02. (iv) Each delivery of an Engineering Report by the Borrower to the Administrative Agent and the Lenders shall constitute a representation and warranty by the Borrower to the Administrative Agent and the Lenders that (A) the Borrower and its Subsidiaries, as applicable, own (or, with respect to Oil and Gas Properties to be acquired, will own) the Oil and Gas Properties specified therein subject to an Acceptable Security Interest and free and clear of any Liens (except Permitted Liens), and (B) on and as of the date of such Engineering Report each Oil and Gas Property described as “proved developed” therein was developed for oil and/or gas, and the wells pertaining to such Oil and Gas Properties that are described therein as producing wells (“Wells”), were each producing oil and/or gas in paying quantities, except for Wells that were utilized as water or gas injection wells or as water disposal wells. (c) Interim Redetermination. In addition to the Borrowing Base redeterminations provided for in Section 2.02(b), the Administrative Agent and the Lenders may with the approvals required by the last sentence of Section 2.02(b)(i) (i) in their sole discretion for any reason make one additional redetermination of the Borrowing Base during any six-month period between scheduled redeterminations, (ii) in their sole discretion make a redetermination of the Borrowing Base in connection with any material loss, theft, substantial damage or destruction of Oil and Gas Properties of any Loan Party and (iii) at the request of the Borrower make one additional redetermination of the Borrowing Base during any six-month period between scheduled redeterminations, and in any case, based on such information as the Administrative Agent and the Lenders deem relevant (but in accordance with Section 2.02(e)). The party requesting the redetermination shall give the other parties at least 10 days’ prior written notice that a

-44- redetermination of the Borrowing Base pursuant to this paragraph (c) is to be performed. In connection with any redetermination of the Borrowing Base under this Section 2.02(c), the Borrower shall provide the Administrative Agent and the Lenders with such information regarding the Borrower and its Subsidiaries’ business (including its Oil and Gas Properties, the Proven Reserves, and production relating thereto) as the Administrative Agent or any Lender may request, including, without limitation, an updated Engineering Report. The Administrative Agent shall promptly notify the Borrower in writing of each redetermination of the Borrowing Base pursuant to this Section 2.02(c) and the amount of the Borrowing Base as so redetermined. (d) Automatic Reductions of Borrowing Base. (i) Upon the occurrence of a Borrowing Base Reduction Event, the Borrowing Base shall be automatically reduced by the Borrowing Base Reduction Value. (ii) Notwithstanding anything to the contrary contained herein, each time the Borrower issues any Debt pursuant to Section 6.02(d), then on the date of issuance thereof, the Borrowing Base then in effect shall be reduced automatically by an amount equal to 25% of the stated principal amount of such Debt. The Borrowing Base as so reduced pursuant to this Section 2.02(d) shall become the new Borrowing Base immediately upon such date of issuance and shall remain in effect until redetermined pursuant to this Agreement. The automatic reductions described in this Section 2.02(d) shall not be deemed to take the place of regularly scheduled or other redeterminations of the Borrowing Base in accordance with this Section 2.02. (e) Standards for Redetermination. Each redetermination of the Borrowing Base by the Administrative Agent and the Lenders pursuant to this Section 2.02 shall be made (i) in the sole discretion, acting in good faith, of the Administrative Agent and the Lenders (but in accordance with the other provisions of this Section 2.02(e)), (ii) in accordance and consistent with the Administrative Agent’s and the Lenders’ customary internal standards and practices for valuing and redetermining the value of Oil and Gas Properties in connection with reserve based oil and gas loan transactions as they exist at such time, (iii) in conjunction with the most recent Independent Engineering Report or Internal Engineering Report, as applicable, or other information received by the Administrative Agent and the Lenders relating to the Proven Reserves of the Borrower and its Subsidiaries, and (iv) based upon the estimated value of the Proven Reserves owned by the Borrower and its Subsidiaries as determined by the Administrative Agent and the Lenders. In valuing and redetermining the Borrowing Base, the Administrative Agent and the Lenders may also consider the business, financial condition, and Debt obligations of the Borrower and its Subsidiaries, the types of Proven Reserves, the value and effect of Hedge Contracts then in effect, the effect of Gas Imbalances and such other factors as the Administrative Agent and the Lenders customarily deem appropriate. In that regard, the Borrower acknowledges that the determination of the Borrowing Base reflects a loan amount to market value percentage differential which is essential for the adequate protection of the Administrative Agent and the Lenders. No Proven Reserves shall be included or considered for inclusion in the Borrowing Base unless the Administrative Agent and the Lenders shall have received, at the Borrower’s expense, evidence of title satisfactory in form and substance to the Administrative Agent that the Administrative Agent has an Acceptable Security Interest in the Oil and Gas Properties relating

-45- thereto pursuant to the Security Instruments. At all times after the Administrative Agent has given the Borrower notification of a redetermination of the Borrowing Base under this Section 2.02, the Borrowing Base shall be equal to the redetermined amount or such lesser amount designated by the Borrower and disclosed in writing to the Administrative Agent and the Lenders until the Borrowing Base is subsequently redetermined in accordance with this Section 2.02. Section 2.03 Method of Borrowing. (a) Notice. Each Borrowing shall be made pursuant to a Notice of Borrowing (or by telephone notice promptly confirmed in writing by a Notice of Borrowing), (i) given not later than 11:00 a.m. (New York time) on the third Business Day before the date of the proposed Borrowing, in the case of a Borrowing comprised of Term Benchmark Advances or (ii) given not later than 10:00 a.m. (New York time) the Business Day of the proposed Borrowing, in the case of a Borrowing comprised of Alternate Base Rate Advances, by the Borrower to the Administrative Agent, which shall in turn give to each Lender prompt notice of such proposed Borrowing. Each Notice of Borrowing shall be in writing (by facsimile or otherwise) specifying the information required therein. In the case of a proposed Borrowing comprised of Term Benchmark Advances, the Administrative Agent shall promptly notify each Lender of the applicable interest rate under Section 2.08(b). Each Lender shall, before 1:00 p.m. (New York time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 9.02, or such other location as the Administrative Agent may specify by notice to the Lenders, in same day funds, in the case of a Borrowing, such Lender’s Pro Rata Share of such Borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent shall make such funds available to the Borrower at its account with the Administrative Agent. (b) Conversions and Continuations. The Borrower may elect to Convert or continue any Borrowing under this Section 2.03 by delivering an irrevocable Notice of Conversion or Continuation to the Administrative Agent at the Administrative Agent’s office no later than 11:00 a.m. (New York time) (i) on the date which is at least three Business Days in advance of the proposed Conversion or continuation date in the case of a Conversion to or a continuation of a Borrowing comprised of Term Benchmark Advances, and (ii) on the Business Day of the proposed Conversion, in the case of a Conversion to a Borrowing comprised of Alternate Base Rate Advances. Each such Notice of Conversion or Continuation shall be in writing (by facsimile or otherwise) specifying the information required therein. Promptly after receipt of a Notice of Conversion or Continuation under this Section, the Administrative Agent shall provide each Lender with a copy thereof and, in the case of a Conversion to or a continuation of a Borrowing comprised of Term Benchmark Advances, notify each Lender of the applicable interest rate under Section 2.08(b). (c) Certain Limitations. Notwithstanding anything to the contrary contained in Section 2.03(a) and (b): (i) at no time shall there be more than six Interest Periods applicable to outstanding Term Benchmark Advances and the Borrower may not select Term Benchmark Advances for any Borrowing or elect to continue or convert a Term Benchmark Advance or RFR Advance at any time that a Default has occurred and is continuing;

-46- (ii) if any Lender shall, at least one Business Day before the date of any requested Borrowing, Conversion, or continuation, notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful, for such Lender or its Applicable Lending Office to perform its obligations under this Agreement to make Term Benchmark Advances or to fund or maintain Term Benchmark Advances, the right of the Borrower to select Term Benchmark Advances from such Lender shall be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and the Advance made by such Lender in respect of such Borrowing, Conversion, or continuation shall be an Alternate Base Rate Advance; (iii) if the Administrative Agent is unable to determine the Adjusted Term SOFR Rate for Term Benchmark Advances comprising any requested Borrowing, the right of the Borrower to select Term Benchmark Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be an Alternate Base Rate Advance; (iv) if the Required Lenders shall, at least one Business Day before the date of any requested Borrowing, notify the Administrative Agent that the Adjusted Term SOFR Rate for Term Benchmark Advances comprising such Borrowing will not adequately reflect the cost to such Lenders of making or funding their respective Term Benchmark Advances, as the case may be, for such Borrowing, the right of the Borrower to select Term Benchmark Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be an Alternate Base Rate Advance; and (v) if the Borrower shall fail to select the duration or continuation of any Interest Period for any Term Benchmark Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01 and Section 2.03(b), the Administrative Agent shall forthwith so notify the Borrower and the Lenders and such Advances shall be made available to the Borrower on the date of such Borrowing as Alternate Base Rate Advances or, if an existing Advance, Convert into Alternate Base Rate Advances. (d) Notices Irrevocable. Each Notice of Borrowing and Notice of Conversion or Continuation shall be irrevocable and binding on the Borrower. In the case of any Borrowing for which the related Notice of Borrowing specifies is to be comprised of Term Benchmark Advances, the Borrower shall indemnify each Lender against any loss, out-of-pocket cost, or expense incurred by such Lender as a result of any failure by the Borrower to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III including any loss (including any loss of anticipated profits), cost, or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

-47- (e) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of a Term Benchmark Advance, prior to the proposed date of such Borrowing or (ii) in the case of an Alternate Base Rate Advance, prior to one hour before the proposed time of such Borrowing, that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.03(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent (A) with respect to such Lender, forthwith on demand, and (B) with respect to the Borrower, within one Business Day of demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (1) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, and (2) in the case of a payment to be made by the Borrower, the interest rate applicable to Alternate Base Rate Advances. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Advance included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (f) Lender Obligations Several. The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, to make its Advance on the date of such Borrowing. No Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing. Section 2.04 Reduction of the Commitments. The Borrower shall have the right, upon at least two Business Days’ irrevocable notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portion of the Commitments; provided that (i) each partial reduction shall be in the aggregate amount of $5,000,000 or in integral multiples of $1,000,000 in excess thereof, and (ii) any reduction and/or termination of Commitments shall not result in the outstanding Advances or the Borrowing Base exceeding the aggregate Commitments. Any reduction and termination of the Commitments pursuant to this Section 2.04 shall be applied ratably to each Lender’s Commitment and shall be permanent, with no obligation of the Lenders to reinstate such Commitments. Section 2.05 Prepayment of Advances. (a) Optional. The Borrower may prepay the Advances after giving by 11:00 a.m. (New York time): (i) in the case of Term Benchmark Advances, at least two Business Days’, (ii) in the case of RFR Advances, at least five Business Days’ or (iii) in the case of Alternate Base Rate Advances, same Business Day, irrevocable prior written notice to the Administrative Agent

-48- stating the proposed date and aggregate principal amount of such prepayment. If any such notice is given, the Borrower shall prepay the Advances in accordance with Borrower’s notice in whole or ratably in part in an aggregate principal amount equal to the amount specified in such notice, together with accrued interest to the date of such prepayment on the principal amount prepaid and amounts, if any, required to be paid pursuant to Section 2.11 as a result of such prepayment being made on such date; provided, however, that each partial prepayment with respect to: (A) any amounts prepaid in respect of Term Benchmark Advances shall be applied to Term Benchmark Advances comprising part of the same Borrowing, (B) any prepayments made in respect of Alternate Base Rate Advances shall be made in minimum amounts of $2,000,000 and in integral multiples of $1,000,000 in excess thereof, and (C) any prepayments made in respect of any Borrowing comprised of Term Benchmark Advances shall be made in an aggregate principal amount of at least $2,000,000 and in integral multiples of $1,000,000 in excess thereof and in an aggregate principal amount such that after giving effect thereto such Borrowing shall have a remaining principal amount outstanding with respect to such Borrowing of at least $1,000,000. Full prepayments of any Borrowing are permitted without restriction of amounts. (b) Mandatory. (i) Borrowing Base Deficiency. Subject to Sections 2.05(b)(ii), (iii), and (iv), if a Borrowing Base Deficiency exists, then after receipt of written notice from the Administrative Agent regarding such deficiency, the Borrower shall, (A) (1) within three (3) Business Days after the date such deficiency notice is received by the Borrower, deliver a written notice to the Administrative Agent indicating its intent to prepay Advances, such that the Borrowing Base Deficiency is cured, and (2) make such payments and deposits within ten (10) days after the date such deficiency notice is received by the Borrower; (B) (1) within three (3) Business Days after the date such deficiency notice is received by the Borrower, deliver a written notice to the Administrative Agent indicating its intent to provide petroleum engineering information with respect to additional Oil and Gas Properties of the Borrower and the other Loan Parties not previously included in the most recently delivered Reserve Report and, if required under Section 5.08, mortgaging such additional Oil and Gas Properties in compliance with the requirements of Section 5.08) that, in each case, are reasonably acceptable to the Administrative Agent and would result in an increase to the Borrowing Base (in an amount proposed by the Administrative Agent and approved by the Required Lenders) sufficient to cure such Borrowing Base Deficiency, (2) deliver such petroleum engineering information within ten (10) Business Days after the date such deficiency notice is received by the Borrower and (3) deliver supplemental Security Instruments, if necessary, within the time period required by Section 5.08; (C) (1) within three (3) Business Days after the date such deficiency notice is received by the Borrower, deliver a written notice to the Administrative Agent indicating the Borrower’s election to repay the Advances, in equal monthly installments in amounts such that within ninety (90) days, 50% of such Borrowing

-49- Base Deficiency is cured and within 180 days, the entire Borrowing Base Deficiency is cured, and (2) make such payments and deposits within such time periods; or (D) (1) within three (3) Business Days after the date such deficiency notice is received by the Borrower, deliver a written notice to the Administrative Agent indicating the Borrower’s election to combine the options provided in Section 2.05(b)(i)(A), (B) and (C), and also indicating the amount to be prepaid within ten (10) days, the amount to be prepaid in installments and the amount to be provided as additional Oil and Gas Properties, and (2) make such initial prepayment, make such six equal consecutive monthly installments and deliver such additional Collateral within the time required under Section 2.05(b)(i)(A), (B) and (C). The failure of the Borrower to deliver any such election notice or to perform the actions chosen to remedy a Borrowing Base Deficiency under this Section 2.05(b)(i) shall constitute an Event of Default. (ii) Asset Disposition, Hedge Termination or Debt Issuance. Upon any reductions to the Borrowing Base pursuant to Section 2.02(d) in connection with a Disposition, Hedge Termination or issuance of Debt, if a Borrowing Base Deficiency exists, then the Borrower shall prepay Advances, such that the Borrowing Base Deficiency is cured. The Borrower shall be obligated to make such prepayment on the date it or any Subsidiary receives cash proceeds as a result of such Disposition, Hedge Termination, issuance of Debt, or issuance of Equity Interests; provided that all payments required to be made pursuant to this Section 2.05(b)(ii) must be made on or prior to the Commitment Termination Date. (iii) Reduction of Commitments. On the date of each reduction of the aggregate Commitments pursuant to Section 2.04, the Borrower agrees to make a prepayment in respect of the outstanding amount of the Advances to the extent, if any, that the aggregate unpaid principal amount of all Advances exceeds the lesser of (A) the aggregate Commitments, as so reduced, and (B) the Borrowing Base. Each prepayment pursuant to this Section 2.05(b)(ii) shall be accompanied by accrued interest on the amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 2.11 as a result of such prepayment being made on such date. Each prepayment under this Section 2.05(b)(ii) shall be applied to the Advances as determined by the Administrative Agent and agreed to by the Lenders in their sole discretion, subject to Section 2.14(a)(ii). (iv) Illegality. If any Lender shall notify the Administrative Agent and the Borrower that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful for such Lender or its Applicable Lending Office to perform its obligations under this Agreement to maintain any Term Benchmark Advances of such Lender then outstanding hereunder, (A) the Borrower shall, no later than 11:00 a.m. (New York time) (1) if not prohibited by law, on the last day of the Interest Period for each outstanding Term Benchmark Advance made by such Lender, or (2) if required by such notice, on the second Business Day following its receipt of such notice, prepay all of the Term Benchmark Advances made by such Lender then

-50- outstanding, together with accrued interest on the principal amount prepaid (or deemed prepaid) to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 2.11 as a result of such prepayment being made on such date, (B) such Lender shall simultaneously make an Alternate Base Rate Advance to the Borrower on such date in an amount equal to the aggregate principal amount of the Term Benchmark Advances prepaid (or deemed prepaid) to such Lender, and (C) the right of the Borrower to select Term Benchmark Advances from such Lender for any subsequent Borrowing shall be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist. (v) Excess Cash. If the Borrower and its Subsidiaries have Excess Cash for a period of five (5) consecutive Business Days, the Borrower shall prepay Borrowings on the immediately following Business Day, which prepayment shall be in an amount equal to the lesser of (i) the amount of such Excess Cash as of the end of such immediately preceding Business Day and (ii) the aggregate principal amount of Advances then outstanding. Each prepayment of Borrowings pursuant to this Section 2.05(b)(v) shall be applied to Borrowings, first, ratably to any Alternate Base Rate Advances then outstanding, and, second, ratably to any Term Benchmark and RFR Advances then outstanding, and if more than one Term Benchmark or RFR Advance is then outstanding, to each such Term Benchmark or RFR Advance in order of priority beginning with the Term Benchmark or RFR Advance with the least number of days remaining in the Interest Period applicable thereto and ending with the Term Benchmark or RFR Advance with the most number of days remaining in the Interest Period applicable thereto. (c) Interests, Costs and Application of Payments. Each prepayment pursuant to any provision of this Section 2.05 shall be accompanied by accrued interest on the amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 2.11 as a result of such prepayment being made on such date. Except for prepayments under Section 2.05(a), which shall be applied in accordance with Borrower’s notice of prepayment, each prepayment under this Section 2.05 (other than Section 2.05(b)(iv)) shall be applied to the Advances as determined by the Administrative Agent and agreed to by the Lenders in their sole discretion, subject to Section 2.14(a)(ii). (d) No Additional Right; Ratable Prepayment. The Borrower shall have no right to prepay any principal amount of any Advance except as provided in this Section 2.05, and all notices given pursuant to this Section 2.05 shall be irrevocable and binding upon the Borrower. Each payment of any Advance pursuant to this Section 2.05 shall be made in a manner such that all Advances comprising part of the same Borrowing are paid in whole or ratably in part, subject to Section 2.14(a)(ii). Section 2.06 Repayment of Advances. The Borrower shall repay to the Administrative Agent for the ratable benefit of the Lenders the outstanding principal amount of each Advance, together with any accrued interest thereon, on the Maturity Date or such earlier date as is required pursuant to Section 7.02 or Section 7.03. Section 2.07 Fees. (a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender having a Commitment a commitment fee at a per annum rate equal to the

-51- Commitment Fee Rate on such Lender’s Pro Rata Share of the average daily Availability, from the date of this Agreement until the Commitment Termination Date. The commitment fees shall be calculated quarterly in arrears on the last day of each March, June, September, and December through and including the Commitment Termination Date and shall be due and payable upon receipt of Administrative Agent’s invoice for such fees. (b) Other Fees. The Borrower agrees to pay the fees described in the Fee Letters to the Administrative Agent for the benefit of the parties specified in the Fee Letters. (c) Defaulting Lender’s Fees. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to this Section 2.07 (without prejudice to the rights of the other Lenders in respect of such fees). Section 2.08 Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum: (a) Alternate Base Rate Advances. If such Advance is an Alternate Base Rate Advance, a rate per annum equal at all times to the Alternate Base Rate in effect from time to time plus the Applicable Margin in effect from time to time, payable quarterly in arrears on the last day of each March, June, September, and December and on the date such Alternate Base Rate Advance shall be paid in full. (b) Term Benchmark Advances. If such Advance is a Term Benchmark Advance, a rate per annum equal at all times during the Interest Period for such Advance to the Adjusted Term SOFR Rate for such Interest Period plus the Applicable Margin in effect from time to time, payable on the last day of such Interest Period and, in the case of any Interest Period longer than three months in duration, on the third monthly anniversary of the beginning of such Interest Period as well as the last day of such Interest Period. (c) Usury Recapture. (i) If, with respect to any Lender, the effective rate of interest contracted for under the Loan Documents, including the stated rates of interest and fees contracted for hereunder and any other amounts contracted for under the Loan Documents which are deemed to be interest, at any time exceeds the Maximum Rate, then the outstanding principal amount of the loans made by such Lender hereunder shall bear interest at a rate which would make the effective rate of interest for such Lender under the Loan Documents equal the Maximum Rate until the difference between the amounts which would have been due at the stated rates and the amounts which were due at the Maximum Rate (the “Lost Interest”) has been recaptured by such Lender. (ii) If, when the loans made hereunder are repaid in full, the Lost Interest has not been fully recaptured by such Lender, pursuant to the preceding paragraph, then, to the extent permitted by law, for the loans and other credit extensions made hereunder by such Lender or the interest rates charged under Section 2.08 hereunder shall be retroactively increased such that the effective rate of interest under the Loan Documents was at the Maximum Rate since the effectiveness of this Agreement to the extent necessary to recapture the Lost Interest not recaptured

-52- pursuant to the preceding sentence and, to the extent allowed by law, the Borrower shall pay to such Lender the amount of the Lost Interest remaining to be recaptured by such Lender. (d) Alternate Rate of Interest. (i) Subject to clauses (ii), (iii), (iv), (v) and (vi) of this Section 2.08(d), if: (A) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate or the Term SOFR Rate (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR or Daily Simple SOFR; or (B) the Administrative Agent is advised by the Majority Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Advances (or its Advances) included in such Borrowing for such Interest Period or (B) at any time, Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Advances (or its Advances) included in such Borrowing; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Notice of Conversion or Continuation in accordance with the terms of Section 2.03(b) or a new Notice of Borrowing in accordance with the terms of Section 2.03(a), any Notice of Conversion or Continuation that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Notice of Borrowing that requests a Term Benchmark Borrowing shall instead be deemed to be an Notice of Conversion or Continuation or a Notice of Borrowing, as applicable, for (1) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.08(d)(i)(A) or (B) or (2) an Alternate Base Rate Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.08(d)(i)(A) or (B); provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Advance or RFR Advance is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.08(d)(i) with respect to a Relevant Rate applicable to such Term Benchmark Advance or RFR Advance, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Notice of Conversion or Continuation in accordance with the terms of Section 2.03(b) or a new Notice of Borrowing in accordance with the terms of Section 2.03(a), any Term Benchmark Advance shall on the last day of the Interest Period applicable to such Advance (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative

-53- Agent to, and shall constitute (A) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.08(d)(i)(A) or (B) or (B) an Alternate Base Rate Advance if the Adjusted Daily Simple SOFR also is the subject of Section 2.08(d)(i)(A) or (B), on such day. (ii) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedge Contract shall be deemed not to be a “Loan Document” for purposes of this Section 2.08(d)), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders. (iii) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iv) The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.08(d)(vi) and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.08(d), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.08(d). (v) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (w) any tenor for such Benchmark is not displayed on a screen or other information

-54- service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (x) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to Section 2.08(d)(i) either (w) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (x) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (vi) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for (A) a Term Benchmark Borrowing, conversion to or continuation of Term Benchmark Advances to be made, converted or continued or (B) a RFR Borrowing or conversion to RFR Loans, during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing or RFR Borrowing, as applicable, into a request for a Borrowing of or conversion to (1) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (2) an Alternate Base Rate Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternate Base Rate. Furthermore, if any Term Benchmark Advance or RFR Advance is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Advance or RFR Advance, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.08(d), (x) any Term Benchmark Advance shall on the last day of the Interest Period applicable to such Advance (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (aa) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (bb) an Alternate Base Rate Advance if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (y) any RFR Advance shall on and from such day be converted by the Administrative Agent to, and shall constitute an Alternate Base Rate Advance. Section 2.09 Payments and Computations. (a) Payment Procedures. The Borrower shall make each payment under this Agreement not later than 11:00 a.m. (New York time) on the day when due in Dollars to the Administrative Agent at 1615 Brett Road, Ops III, New Castle, Delaware 19720 (or such other location as the Administrative Agent shall designate in writing to the Borrower) in same day funds without deduction, setoff, or counterclaim of any kind. The Administrative Agent shall promptly thereafter cause to be distributed like funds relating to the payment of principal, interest or fees ratably (other than amounts payable solely to the Administrative Agent or a specific Lender pursuant to Sections 2.07(a), 2.07(b), 2.11, 2.13, 9.04, 9.05, or 9.06, but after taking into account payments effected pursuant to Section 7.04) in accordance with each Lender’s pro rata share to the

-55- Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. (b) Computations. All computations of interest based on the Alternate Base Rate and of fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Adjusted Term SOFR Rate and the Federal Funds Effective Rate shall be made by the Administrative Agent, on the basis of a year of 360 days, in each case for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest or fees are payable. All interest hereunder on any Advance shall be computed on a daily basis based upon the outstanding principal amount of such Advance as of the applicable date of determination. Each determination by the Administrative Agent of an interest rate or fee shall be conclusive and binding for all purposes, absent manifest error. (c) Non-Business Day Payments. Whenever any payment shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of Term Benchmark Advances to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day. (d) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the NYFRB Rate. Section 2.10 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Advances and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Advances and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them, provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section shall not be construed to apply to (A) any

-56- payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Legal Requirement, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. Section 2.11 Breakage Costs. (a) If with respect to Advances that are not RFR Advances (i) any payment of principal of any Term Benchmark Advance is made other than on the last day of the Interest Period for such Advance, whether as a result of any payment pursuant to Section 2.05, the acceleration of the maturity of the Obligations pursuant to Article VII, assignments of Term Benchmark Advances pursuant to Section 2.15, or otherwise, or (ii) the Borrower fails to make a principal or interest payment with respect to any Term Benchmark Advance on the date such payment is due and payable, the Borrower shall, within 10 days of any written demand sent by any Lender to the Borrower through the Administrative Agent, pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, out-of-pocket costs or expenses which it may reasonably incur as a result of such payment or nonpayment, including any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. The Borrower’s obligations under this Section 2.11 shall survive the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Notwithstanding the foregoing, the Lenders hereby waive any breakage costs resulting from a prepayment of the Advances pursuant to Section 2.05(b)(v). (b) With respect to RFR Advances, in the event of (i) the payment of any principal of any RFR Advance other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Advances), (ii) the failure to borrow or prepay any RFR Advance on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.05 and is revoked in accordance therewith) or (iii) the assignment of any RFR Advance other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section 2.15, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.11(b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. Notwithstanding the foregoing, the Lenders hereby waive any breakage costs resulting from a prepayment of the Advances pursuant to Section 2.05(b)(v). Section 2.12 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall:

-57- (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Term Benchmark Advances made by such Lender or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Term Benchmark Advance (or of maintaining its obligation to make any such Advance), or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, the Borrower will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Advances made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.12 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests; Survival. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation. The Borrower’s obligations under this Section 2.12 shall survive the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 2.13 Taxes.

-58- (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Legal Requirement. If any applicable Legal Requirement (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Legal Requirement and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.13) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. Without limiting the provisions of Section 2.13(a), the Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Legal Requirement, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.08(d) relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d). (e) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.13,

-59- the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Legal Requirement or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.13(f)(ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax; (B) any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (a) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty, and (b) with respect to any other applicable

-60- payments under any Loan Document, IRS Form W-8BEN or IRS Form W- 8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed originals of IRS Form W-8ECI, (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (a) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”), and (b) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Legal Requirement as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Legal Requirement to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Legal Requirement (including as prescribed by Section 1471(b)(3)(C)(i)

-61- of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.13 with respect to the Taxes giving rise to such refund), net of all reasonable out-of- pocket expenses of the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person. (h) Survival. Each party’s obligations under this Section 2.13 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 2.14 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

-62- (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 7.04 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (B) such Advances were made at a time when the conditions set forth in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Advances of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of such Defaulting Lender until such time as all Advances are held by the Lenders pro rata in accordance with the Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.14(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. No Defaulting Lender shall be entitled to receive any fee under Section 2.07(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender or a Potential Defaulting Lender, as the case may be, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held pro rata by the Lenders in accordance with the Commitments, whereupon such Lender will cease to be a Defaulting Lender or Potential Defaulting Lender and will be a Non-Defaulting Lender (and such Advances of each Lender held pro rata will automatically be

-63- adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender or Potential Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender or Potential Defaulting Lender. Section 2.15 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.13, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If (i) any Lender requests compensation under Section 2.12, (ii) the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.15(a), (iii) any Lender is a Defaulting Lender, (iv) any Lender refuses to consent to a proposed increase to the Borrowing Base, in a case where the Required Lenders have approved the proposed Borrowing Base, and after giving effect to such replacement or other replacements under this Section 2.15, each other Lender has approved such proposed Borrowing Base, (v) any Lender fails to approve an amendment, waiver, consent or other modification to this Agreement requiring the consent of all Lenders (or each affected Lender) and at least the Required Lenders have approved such amendment, waiver, consent, or other modification, or (vi) any Lender advises the Administrative Agent that ICE or any successor rate designated pursuant to the definition of “Adjusted Term SOFR Rate” will not adequately and fairly reflect the cost to such Lender of making or maintaining its Advances, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.08), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or Section 2.13) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (A) the Borrower shall have received the prior written consent of the Administrative Agent;

-64- (B) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 9.08(b)(iv); (C) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.11) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (D) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments thereafter; (E) such assignment does not conflict with applicable law; (F) in the case of any such assignment resulting from a refusal to consent to an increase in the Borrowing Base or from a refusal to consent to an amendment, waiver, consent or other modification to this agreement, after giving effect to such assignment, the applicable assignee shall have approved such increase, amendment, waiver, consent, or other modification; and (G) a Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. ARTICLE III CONDITIONS OF LENDING Section 3.01 Conditions Precedent to Initial Borrowings. The obligations of each Lender to make its initial Advance shall be subject to the conditions precedent that: (a) Documentation. The Administrative Agent shall have received the following duly executed by all the parties thereto, in form and substance satisfactory to the Administrative Agent and the Lenders, and, where applicable, in sufficient copies for each Lender: (i) this Agreement, a Note payable to each requesting Lender or its registered assigns in the amount of its Commitment, the Guarantee and Collateral Agreement, account control agreements required pursuant to Section 5.12, and each of the other Loan Documents, and all attached exhibits and schedules; (ii) copies, certified as of the date of this Agreement by a Responsible Officer or the secretary or an assistant secretary of the general partner of the Borrower of (A) the resolutions of the members of the general partner of the Borrower approving the Loan Documents to which the Borrower is a party, (B) the certificate of formation and the limited partnership agreement of the Borrower, (C) the certificate of formation and the limited liability company

-65- agreement of the general partner of the Borrower, and (D) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes, and the other Loan Documents; (iii) certificates of the secretary or assistant secretary of the general partner of the Borrower certifying the names and true signatures of the officers of the Borrower or general partner of the Borrower authorized to sign this Agreement, the Notes, Notices of Borrowing, Notices of Conversion or Continuation, and the other Loan Documents to which the Borrower is a party; (iv) a certificate dated as of the Closing Date from a Responsible Officer of the general partner of the Borrower stating that (A) all representations and warranties set forth in this Agreement and the other Loan Documents are true and correct in all material respects, (B) no Default has occurred and is continuing, and (C) the conditions in this Section 3.01 have been met; (v) appropriate UCC-1 Financing Statements covering the Collateral for filing with the appropriate authorities and any other documents, agreements or instruments necessary to create an Acceptable Security Interest in such Collateral; (vi) [reserved]; (vii) the Initial Engineering Report; (viii) stock, membership or partnership certificates required in connection with the Guarantee and Collateral Agreement and stock powers executed in blank for each such stock certificate; (ix) certificates of good standing and existence for each Loan Party in (A) the state, province or territory in which each such Person is organized, and (B) each state, province or territory in which such good standing is necessary, which certificates shall be dated a date not earlier than thirty (30) days prior to the Closing Date; (x) a favorable opinion of the Borrower’s counsel dated as of the date of this Agreement in form and covering such matters as the Administrative Agent may reasonably request; and (xi) such other documents, governmental certificates, agreements and lien searches as the Administrative Agent or any Lender may reasonably request. (b) Payment of Fees. On the date of this Agreement, the Borrower shall have paid the fees required by Section 2.07(b) and the Fee Letters and all costs and expenses that have been invoiced and are payable pursuant to Section 9.04. (c) Delivery of Financial Information. The Administrative Agent and the Lenders shall have received (i) the audited balance sheets and related statements of income or operations, partners’ equity and cash flows of the Borrower and its consolidated Subsidiaries for fiscal year ending December 31, 2020 and (ii) unaudited balance sheets and related statements of income or

-66- operations, partners’ equity and cash flows of the Borrower and its consolidated Subsidiaries for the fiscal quarter ending September 30, 2021 (the “Initial Financial Statements”). (d) Security Instruments. Subject to Section 5.08 and 5.12, the Administrative Agent shall have received all appropriate evidence required by the Administrative Agent and the Lenders in their sole discretion necessary to determine that the Administrative Agent (for its benefit and the benefit of the Lenders) shall have an Acceptable Security Interest in the Collateral and that all actions or filings necessary to protect, preserve and validly perfect such Liens have been made, taken or obtained, as the case may be, and are in full force and effect. (e) Title. The Administrative Agent shall be satisfied in its sole discretion with the title to the Oil and Gas Properties included in the Borrowing Base and that such Oil and Gas Properties constitute at least (a) 90% of the PV-10 of the Proven Reserves of the Borrower and its wholly- owned Subsidiaries (as set forth in the Initial Engineering Report) and (b) 80% of the PV-10 of the Proven Reserves of the Joint Venture (as set forth in the Initial Engineering Report). (f) No Default. No Default shall have occurred and be continuing. (g) Representations and Warranties. The representations and warranties contained in Article IV and in each other Loan Document shall be true and correct in all material respects (except to the extent such representation or warranty is already subject to a materiality qualifier). (h) Material Adverse Change. No event or circumstance that could cause a Material Adverse Change shall have occurred since December 31, 2020. (i) No Proceeding or Litigation; No Injunctive Relief. No action, suit, investigation or other proceeding (including the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be threatened or pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with this Agreement or any transaction contemplated hereby, or (ii) which, in any case, in the judgment of the Administrative Agent, could reasonably be expected to result in a Material Adverse Change. (j) Consents, Licenses, Approvals, Etc. The Administrative Agent shall have received true copies (certified to be such by the Borrower or other appropriate party) of all consents, licenses and approvals required in accordance with applicable Legal Requirements, or in accordance with any document, agreement, instrument or arrangement to which the Borrower, any Guarantor or any of their respective Subsidiaries is a party, in connection with the execution, delivery, performance, validity and enforceability of this Agreement or any of the other Loan Documents. In addition, the Borrower, the Guarantors and their respective Subsidiaries shall have all such material consents, licenses and approvals required in connection with the continued operation of the Borrower, such Guarantors and such Subsidiaries and such approvals shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on this Agreement and the actions contemplated hereby. (k) Material Contracts. The Borrower shall have delivered to the Administrative Agent copies of all material contracts, agreements or instruments listed on the attached Schedule 4.21.

-67- (l) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing from the Borrower in the form of Exhibit D, with appropriate insertions and executed by a duly authorized Responsible Officer of the Borrower. (m) USA Patriot Act. The Borrower shall have delivered to each Lender that is subject to the Act such documentation and other information requested by such Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Act, and each such Lender shall have completed its diligence in respect thereof. (n) Availability. The Borrower shall have Availability in amount not less than $25,000,000 as of the Closing Date, and the Advances made on the Closing Date. (o) Vacuum Acquisition. The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that the acquisition of the Oil and Gas Properties from Chevron U.S.A. Inc., Chevron Midcontinent, L.P. and XBM Production, L.P. shall have been, or substantially concurrently with the Closing Date shall be, consummated substantially in accordance with the terms of the Vacuum PSA. Section 3.02 Conditions Precedent to All Borrowings. The obligation of each Lender to make an Advance on the occasion of each Borrowing shall be subject to the further conditions precedent that on the date of such Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, or Notice of Conversion or Continuation and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing, such statements are true): (a) the representations and warranties contained in Article IV of this Agreement and the representations and warranties contained in the Security Instruments and each of the other Loan Documents are true and correct in all material respects (except to the extent such representation or warranty is already subject to a materiality qualifier, in which case such representation or warranty is true and correct in all respects) on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds from such Borrowing, as though made on and as of such date; (b) no Default has occurred and is continuing or would result from such Borrowing or from the application of the proceeds therefrom; and (c) the Excess Cash on and as of the date of such Borrowing does not exceed $0.00, before and after giving effect to such Borrowing and to the application of the proceeds therefrom on or around such date, but in any event, not to exceed two (2) Business Days after such date. ARTICLE IV REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants as follows: Section 4.01 Existence; Subsidiaries. Each Loan Party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation. Each of the Borrower, and, subject to Section 5.13, each other Loan Party is in good standing and qualified to do business

-68- in each jurisdiction where its ownership or lease of Property or conduct of its business requires such qualification. As of the Closing Date, Schedule 4.01 sets forth the capital structure of the Joint Venture, the Borrower and any Subsidiaries of the Borrower. Section 4.02 Power. The execution, delivery, and performance by each Loan Party of this Agreement, the Notes, and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) are within the Loan Parties’ governing powers, (b) have been duly authorized by all necessary governing action, (c) do not contravene (i) the Loan Parties’ certificate or articles of incorporation, bylaws, limited liability company agreement, or other similar governance documents, or (ii) any law or any contractual restriction binding on or affecting the Loan Parties, and (d) will not result in or require the creation or imposition of any Lien prohibited by this Agreement. At the time of each Advance, such Advance, and the use of the proceeds of such Advance, will be within the Borrower’s governing powers, will have been duly authorized by all necessary governing action, will not contravene (i) the Borrower’s articles or certificate of incorporation or other organizational documents, or (ii) any law or any contractual restriction binding on or affecting the Borrower and will not result in or require the creation or imposition of any Lien prohibited by this Agreement. Section 4.03 Authorization and Approvals. No consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery, and performance by each Loan Parties of this Agreement, the Notes, or the other Loan Documents to which such Loan Party is a party or the consummation of the transactions contemplated hereby and thereby. At the time of each Borrowing, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required for such Borrowing or the use of the proceeds of such Borrowing. Section 4.04 Enforceable Obligations. This Agreement, the Notes, and the other Loan Documents to which each Loan Party is a party have been duly executed and delivered by such Loan Party. Each Loan Document is the legal, valid, and binding obligation of the Loan Party which is a party to it enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting the enforcement of creditors’ rights generally and by general principles of equity. Section 4.05 Financial Information; Projections. (a) The Borrower has heretofore furnished to the Administrative Agent the Initial Financial Statements. The Initial Financial Statements present fairly, in all material respects, the financial position of the Borrower and its consolidated Subsidiaries as of such dates in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of interim financial statements. (b) All projections and estimates furnished by the Borrower were prepared in good faith on the basis of assumptions, data, information, tests, or conditions believed to be reasonable at the time such projections and estimates were furnished. The Borrower is not obligated to supplement any projections at any time after the Closing Date.

-69- (c) Since December 31, 2020, no event or circumstance that could reasonably be expected to cause a Material Adverse Change has occurred. Section 4.06 True and Complete Disclosure. All factual information (excluding projections and estimates and any factual information set forth in the Financial Information as to which Section 4.05 shall apply) heretofore or contemporaneously furnished by or on behalf of any Loan Party in writing to any Lender or the Administrative Agent for purposes of or in connection with this Agreement, any other Loan Document or any transaction contemplated hereby or thereby is, and all other such factual information hereafter furnished by or on behalf of any Loan Party in writing to the Administrative Agent or any of the Lenders shall be, true and accurate in all material respects on the date as of which such information is dated or certified and does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein not misleading at such time. All projections and estimates furnished by the Borrower were prepared in good faith on the basis of assumptions, data, information, tests, or conditions believed to be reasonable at the time such projections and estimates were furnished (it being recognized that (a) such projections and other forward-looking information are not to be viewed as facts and that actual results during the period or periods covered by any such projections or forward-looking information may differ from the projected results and such differences may be material, (b) there are industry-wide risks normally associated with the types of business conducted by the Borrower and its Subsidiaries, and (c) projections concerning volumes attributable to the Oil and Gas Properties and production and cost estimates contained in each Engineering Report are necessarily based upon professional opinions, estimates and projections and that the Borrower and its Subsidiaries do not warrant that such opinions, estimates or projections will ultimately prove to have been accurate). Section 4.07 Litigation; Compliance with Laws. (a) There is no pending or, to the best knowledge of the Borrower, threatened litigation, action, suit, proceeding or investigation affecting any Loan Party before any court, Governmental Authority or arbitrator which could reasonably be expected to cause a Material Adverse Change or which purports to affect the legality, validity, binding effect or enforceability of this Agreement, any Note, or any other Loan Document. Additionally, there is no pending or, to the best knowledge of the Borrower, threatened litigation, action, suit, proceeding or investigation instituted against any Loan Party which seeks to adjudicate the Loan Party as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Property. (b) The Loan Parties have complied in all material respects with all material statutes, rules, regulations, orders and restrictions of any Governmental Authority having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property. Section 4.08 Use of Proceeds. The proceeds of the Advances will be used by the Borrower for the purposes described in Section 5.09. Neither the Borrower or any of its Subsidiaries are engaged in the business of extending credit for the purpose of purchasing or

-70- carrying margin stock (within the meaning of Regulation U). No proceeds of any Advance will be used to purchase or carry any margin stock in violation of Regulation T, U or X. Section 4.09 Investment Company Act. Neither the Borrower nor any of the Guarantors is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Section 4.10 Federal Power Act. No Loan Party is subject to regulation under the Federal Power Act, as amended or any other Legal Requirement which regulates the incurring by such Person of Debt, including Legal Requirements relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services. Section 4.11 Taxes. (a) Reports and Payments. All Tax Returns required to be filed by or on behalf of the Borrower, the Guarantors, or any member of the Controlled Group (hereafter collectively called the “Tax Group”) have been timely filed or appropriate extensions have been obtained and such Tax Returns are and will be true, complete and correct in all material respects and all Taxes due (whether or not shown on such Tax Returns) have been paid, and no other Taxes will be payable by the Tax Group with respect to items or periods covered by such Tax Returns, except for Taxes that are being contested in good faith by appropriate proceedings and with respect to which the Borrower, such Guarantor, or such member of the Tax Group, has set aside on its books adequate reserves in accordance with GAAP. Except as set forth in Schedule 4.11, the reserves for accrued Taxes reflected in the financial statements delivered to the Lenders pursuant to this Agreement are adequate in the aggregate for the payment of all unpaid Taxes, whether or not disputed, for the period ended as of the date thereof and for any period prior thereto, and for which the Tax Group may be liable in its own right, as withholding agent or as a transferee of the assets of, or successor to, any Person, except for such Taxes or reserves therefor, the failure to pay or provide for which does not and would not reasonably be expected to cause a Material Adverse Change. (b) Returns Definition. “Tax Returns” in this Section 4.11 means any federal, state, local, or foreign report, estimate, declaration of estimated Tax, information statement or return relating to, or required to be filed in connection with, any Taxes, including any information return or report with respect to backup withholding or other payments of third parties. Section 4.12 Pension Plans. (a) No Termination Event has occurred or is reasonably expected to occur, and each Plan has complied with and been administered in all material respects in accordance with applicable provisions of ERISA, the Code, and other Federal or state laws. The present value of all benefits vested under each Plan (based on the assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed the value of the assets of such Plan allocable to such vested benefits by more than $1,000,000. No application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto, or such Plan is maintained on a

-71- prototype document for which a favorable opinion letter has been issued by the IRS, and, to the knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. There are no pending or, to the knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to result in material liability of the Borrower. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in material liability of the Borrower. (b) As of the Closing Date, the Borrower is not and will not be (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code, (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code, or (iv) a “governmental plan” within the meaning of ERISA. Section 4.13 Title; Condition of Property; Casualties; Net Revenue and Working Interests. (a) Each Loan Party has good and defensible title to all of the Oil and Gas Properties evaluated in the most recently delivered Engineering Report free and clear of all Liens except for Permitted Liens. The material Properties used or to be used in the continuing operations of the Borrower and each of the Guarantors are, in all material respects, in good repair, working order and condition, ordinary wear and tear excepted. Since the Closing Date, neither the business nor the material Properties of the Borrower and each of the Guarantors, taken as a whole, has been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, Permits, or concessions by a Governmental Authority, riot, activities of armed forces, or acts of God or of any public enemy. (b) The Loan Parties’ ownership of the Hydrocarbons and the undivided interests therein as evaluated in the most recent Engineering Report and, if required, as specified in the most recent WI/NRI Schedule attached to the certificate delivered in connection with the most recent Engineering Report delivered under Section 5.06(g)(iv) will, after giving full effect to all Liens permitted hereby and after giving full effect to any instruments or agreements affecting the Loan Parties’ ownership of such Hydrocarbons, afford the Loan Parties not less than those net interests (expressed as a fraction, percentage or decimal) in the production from or which is allocated to such Hydrocarbons specified as net revenue interest in such Engineering Report, or if required, on the WI/NRI Schedule and will cause the Loan Party to bear not more than that portion (expressed as a fraction, percentage or decimal), specified as working interest (without a corresponding increase to the net revenue interest) in such Engineering Report, or, if required, on the WI/NRI Schedule, of the costs of drilling, developing and operating the wells identified in such Engineering Report, or, if required, on the WI/NRI Schedule; provided that the Loan Parties shall have the right to bear costs disproportionate to the Loan Parties’ working interest with respect to any Oil and Gas Property for a period of time in order to earn an interest in such Oil and Gas Property from a third party as evidenced by written agreement. Section 4.14 No Burdensome Restrictions; No Defaults.

-72- (a) Neither any Loan Party nor the Joint Venture is a party to any indenture, loan, or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction or provision of applicable Legal Requirement (i) limits the ability (A) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor or (B) of any Subsidiary to guarantee the Debt of the Borrower, or (ii) could reasonably be expected to cause a Material Adverse Change. Neither any Loan Party nor the Joint Venture is in default (A) under or with respect to any contract, agreement, lease, or other instrument to which the Loan Party or the Joint Venture is a party and which default could reasonably be expected to cause a Material Adverse Change, or (B) under any agreement in connection with any Debt. Neither any Loan Party nor the Joint Venture has received any notice of default under any material contract, agreement, lease, or other instrument to which the Loan Party or the Joint Venture is a party. (b) No Default has occurred and is continuing. Section 4.15 Environmental Condition. (a) Environmental Permits, Etc. Each Loan Party and the Joint Venture, or to the extent that the right of operation is vested in others (other than with respect to royalty interests), such operators on behalf of such Loan Party and the Joint Venture, (i) have obtained all Environmental Permits necessary for the ownership and operation of their respective Properties and the conduct of their respective businesses except where the failure to obtain such Environmental Permit could not reasonably be expected to cause a Material Adverse Change, (ii) have at all times been and are in compliance with all terms and conditions of such Permits and with all other requirements of applicable Environmental Laws except where the failure to be in compliance could not reasonably be expected to cause a Material Adverse Change, (iii) have not received notice of any violation or alleged violation of any Environmental Law or Permit that could reasonably be expected to cause a Material Adverse Change, and (iv) are not subject to any actual or contingent Environmental Claim, which could reasonably be expected to cause a Material Adverse Change. (b) Certain Liabilities. To the Borrower’s actual knowledge, none of the present or previously owned or operated Property of any Loan Party, the Joint Venture, or of any of their former Subsidiaries, wherever located: (i) has been placed on or proposed to be placed on the National Priorities List, the Superfund Enterprise Management System, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs, or have been otherwise investigated, designated, listed, or identified as a potential site for removal, remediation, cleanup, closure, restoration, reclamation, or other response activity under any Environmental Laws, (ii) is subject to a Lien, arising under or in connection with any Environmental Laws, that attaches to any revenues or to any Property owned or operated by any Loan Party or the Joint Venture, wherever located, which could reasonably be expected to cause a Material Adverse Change, or (iii) has been the site of any Release of Hazardous Substances or Hazardous Wastes from present or past operations which has caused at the site or at any third-party site any condition that has resulted in or could reasonably be expected to result in the need for Response that would cause a Material Adverse Change. (c) Certain Actions. Without limiting the foregoing: (i) all necessary notices have been properly filed, and no further action is required under current Environmental Law as to each

-73- Response or other restoration or remedial project undertaken by the Loan Parties or the Joint Venture (or, to the actual knowledge of the Borrower, to the extent that the right of operation is vested in others, undertaken by such operators on behalf of the Loan Parties or the Joint Venture), or any of their former Subsidiaries on any of their presently or formerly owned or operated Property, and (ii) the present and, to the Borrower’s knowledge, future liability, if any, of the Loan Parties and the Joint Venture which could reasonably be expected to arise in connection with requirements under Environmental Laws will not result in a Material Adverse Change. Section 4.16 Permits, Licenses, Etc. The Loan Parties and the Joint Venture possess all authorizations, Permits, licenses, patents, patent rights or licenses, trademarks, trademark rights, trade name rights and copyrights which are material to the conduct of their business. The Loan Parties and the Joint Venture manage and operate their business in all material respects in accordance with all applicable Legal Requirements and good industry practices. Section 4.17 Gas Contracts. No Loan Party as of the Closing Date and as of each redetermination of the Borrowing Base: (a) is obligated in any material respect by virtue of any prepayment made under any contract containing a “take-or-pay” or “prepayment” provision or under any similar agreement to deliver hydrocarbons produced from or allocated to any of the Loan Parties’ Oil and Gas Properties at some future date without receiving full payment therefor at or after the time of delivery, or (b) has produced gas, in any material amount, subject to, and none of the Loan Parties’ Oil and Gas Properties is subject to, balancing rights of third parties or subject to balancing duties under governmental requirements, in each case other than in the ordinary course of business and which prepayments and balancing rights, in the aggregate, do not result in the Loan Parties having net aggregate liability at any time in excess of an amount equal to 4% of the Proven Reserves categorized as “proved, developed and producing” on the most recently delivered Engineering Report. Section 4.18 Liens, Titles, Leases, Etc. None of the Property of the Borrower or any of the Guarantors is subject to any Lien other than Permitted Liens. On the date of this Agreement, all governmental actions and all other filings, recordings, registrations, third party consents and other actions which are necessary to create and perfect the Liens provided for in the Security Instruments will have been made, obtained and taken in all relevant jurisdictions. All Leases and agreements for the conduct of business of the Loan Parties are valid and subsisting, in full force and effect and there exists no default or event of default or circumstance which with the giving of notice or lapse of time or both would give rise to a default under any such Leases or agreements which could reasonably be expected to cause a Material Adverse Change. No Loan Party is a party to any agreement or arrangement (other than this Agreement and the Security Instruments), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to secure the Obligations against its assets or Properties. Section 4.19 Solvency and Insurance. Before and after giving effect to the making of the initial Advances, each of the Loan Parties is Solvent. Additionally, each of the Loan Parties carries insurance required under Section 5.02. Section 4.20 Hedging Agreements. Schedule 4.20 sets forth, as of the Closing Date and each report delivered under Section 5.06(f) sets forth as of the date of such report, a true and complete list of all Hedge Contracts of the Loan Parties, the material terms thereof (including the

-74- type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, and the counterparty to each such agreement. Section 4.21 Material Agreements. As of the Closing Date, Schedule 4.21 sets forth a complete and correct list of all (a) material agreements and other instruments in effect or to be in effect, except to the extent that a default, breach, termination or other impairment of such agreement or instrument could not reasonably be expected to cause a Material Adverse Change, and (b) Minimum Volume Commitments of any Loan Party. Section 4.22 Flood Insurance. Except as disclosed in writing to the Administrative Agent, no Loan Party owns any Improved Property with a fair market value or book value exceeding $250,000. The Borrower and its Subsidiaries have obtained and provided evidence to the Administrative Agent of all flood insurance required to be obtained under Section 5.02(c), if any. For purposes of the foregoing representations and warranties, any facts, circumstances, events or other matters attributable to any particular representation or warranty that are known solely by an XTO Party but not known by the Borrower or any Loan Party or the Joint Venture shall not be imputed to the Borrower or any Loan Party or to the Joint Venture. Section 4.23 Sanctions, Anti-Corruption Laws, Etc. (a) No part of the proceeds of the Advances nor any part of the proceeds of the Advances will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person, or in any other manner that would result in any violation by any Person (including any Lender, any Arranger, or the Administrative Agent) of the Trading with the Enemy Act of 1917 (50 U.S.C. §§ 1-44), as amended, any other Sanctions, Anti- Corruption Laws, Anti-Money Laundering Laws, or any other similar applicable Legal Requirement. (b) None of the Borrower or any of its Subsidiaries, nor to the knowledge of the Borrower or any Subsidiary, any of their Related Parties (i) is, or will become, or is owned or controlled by, a Sanctioned Person, (ii) is located, organized or resident in a country, region, or territory that is, or whose government is, the subject or target of any Sanctions, or (iii) engages or will engage in any dealings or transactions, or is or will be otherwise associated, with any such Sanctioned Person that would result in any violation of any Sanctions or any other similar applicable Legal Requirement. (c) Each of Borrower and its Subsidiaries is, and has conducted its business in compliance with, and has instituted and maintained policies and procedures designed to comply with, all applicable Anti-Corruption Laws and Anti-Money Laundering Laws. No part of the proceeds of the Advances has been or will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the any Anti-Corruption Law and Anti- Money Laundering Laws.

-75- (d) To the knowledge of the Borrower or any of its Subsidiaries, neither the Borrower nor any of its Subsidiaries is the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body regarding any offense or alleged offense under any Anti-Corruption Laws, anti-terrorism laws, Anti-Money Laundering Laws, or Sanctions, and no such investigation, inquiry or proceeding is pending or, to the knowledge of the Borrower or any of its Subsidiaries, has been threatened. Section 4.24 Beneficial Ownership Certification. As of the Closing Date, to Borrower’s knowledge, the information included in any Beneficial Ownership Certification delivered by or on behalf of Borrower to a Lender is true and correct in all respects. Section 4.25 Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a ‘covered foreign person’ as that term is used in the Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE V AFFIRMATIVE COVENANTS So long as any Obligation shall remain outstanding, or any Lender shall have any Commitment hereunder, the Borrower agrees, to comply with the following covenants: Section 5.01 Compliance with Laws, Etc. The Borrower shall comply, and cause each of its Subsidiaries to comply, in all material respects with all Legal Requirements. Without limiting the generality and coverage of the foregoing, the Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all material respects, with all Environmental Laws and all laws, regulations, or directives with respect to equal employment opportunity and employee safety in all jurisdictions in which the Borrower, or any of its Subsidiaries do business; provided, however, that this Section 5.01 shall not prevent the Borrower or any of its Subsidiaries from, in good faith and with reasonable diligence, contesting the validity or application of any such laws or regulations by appropriate legal proceedings. Without limitation of the foregoing, the Borrower shall, and shall cause each of its Subsidiaries to, (a) maintain and possess all authorizations, Permits, licenses, trademarks, trade names, rights and copyrights which are material to the conduct of its business, and (b) obtain, as soon as practicable, all consents or approvals required from the United States or any states of the United States (or other Governmental Authorities) necessary to grant the Administrative Agent an Acceptable Security Interest in the Borrower’s and its Subsidiaries’ Oil and Gas Properties. Section 5.02 Maintenance of Insurance.

-76- (a) On or prior to the date that is thirty (30) days following the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall, (i) provide the Administrative Agent with property insurance certificates naming the Administrative Agent loss payee and liability insurance certificates and endorsements naming the Administrative Agent as additional insured, as applicable, and evidencing insurance which meets the requirements of this Agreement and the Security Instruments and (ii) cause each of its Subsidiaries to, procure and maintain or shall cause to be procured and maintained continuously in effect policies of insurance in form and amounts and issued by companies, associations or organizations reasonably satisfactory to the Administrative Agent covering such casualties, risks, perils, liabilities and other hazards reasonably required by the Administrative Agent. In addition, the Borrower shall, and shall cause each of its Subsidiaries to, comply with all requirements regarding insurance contained in the Security Instruments. (b) All certified copies of policies or certificates thereof, and endorsements and renewals thereof shall be delivered to and retained by the Administrative Agent. All policies of insurance providing coverage to the Borrower shall either have attached thereto a Lender’s loss payable endorsement for the benefit of the Administrative Agent, as loss payee in form reasonably satisfactory to the Administrative Agent or shall name the Administrative Agent as an additional insured, as applicable. The Borrower shall furnish the Administrative Agent with a certificate of insurance and, if applicable, an endorsement, or a certified copy of all policies of insurance required at closing, and simultaneously with the effectiveness of any new or replacement policy. All policies or certificates of insurance shall set forth the coverage, the limits of liability, the name of the carrier, the policy number, and the period of coverage. In addition, all policies of insurance required under the terms hereof which provide coverage to the Borrower shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act of negligence of the Borrower, or a Subsidiary or any party holding under the Borrower or a Subsidiary which might otherwise result in a forfeiture of the insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim or deductions against the Borrower and its Subsidiaries. Without limiting the generality of the foregoing provisions, Administrative Agent will be named as an additional insured and will be provided a waiver of subrogation on the Borrower’s general liability and umbrella policies. All such policies shall contain a provision that notwithstanding any contrary agreements between the Borrower, its Subsidiaries, and the applicable insurance company, such policies will not be canceled, allowed to lapse without renewal, surrendered or amended (which provision shall include any reduction in the scope or limits of coverage) without at least 30 days’ prior written notice to the Administrative Agent and the Borrower unless such is cancelled for non-payment of premium and then the Administrative Agent and the Borrower will be given 10 days’ notice of cancellation. In the event that, notwithstanding the “lender’s loss payable endorsement” requirement of this Section 5.02, the proceeds of any insurance policy described in this Section 5.02(b) are paid to the Borrower or a Subsidiary and any Obligations are outstanding, the Borrower shall deliver such proceeds to the Administrative Agent immediately upon receipt. (c) If at any time any real property covered by a Security Instrument includes Improved Property located in an area designated as a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), the Borrower shall, and shall cause each of its Subsidiaries to, (i) provide the Administrative Agent and each Lender with a description of such Improved Property, including the address and legal

-77- description of such Improved Property and such other information as may be requested by the Administrative Agent or any Lender to obtain a flood determination or otherwise satisfy its obligations under applicable Legal Requirements, (ii) obtain flood insurance in such total amount as required by Regulation H of the Federal Reserve Board, as from time to time in effect and all official rulings and interpretations thereunder or thereof, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time, and (iii) provide evidence in form and substance satisfactory to the Administrative Agent and each Lender of such flood insurance to the Administrative Agent and each Lender. Section 5.03 Preservation of Existence, Etc. The Borrower shall preserve and maintain, and cause each of its Subsidiaries and the Joint Venture to preserve and maintain, its partnership, corporate or limited liability company, as applicable, existence, rights, franchises, and privileges in the jurisdiction of its formation. The Borrower shall preserve and maintain, and cause the Joint Venture, and, subject to Section 5.13, each of its Subsidiaries to qualify and remain qualified as a foreign entity in each jurisdiction in which qualification is necessary or desirable in view of its business and operations or the ownership of its Properties, and, in each case, where failure to qualify or preserve and maintain its rights and franchises could reasonably be expected to cause a Material Adverse Change. Section 5.04 Payment of Taxes, Etc. The Borrower shall pay and discharge, and cause each of its Subsidiaries and the Joint Venture to pay and discharge, before the same shall become delinquent, (a) all Taxes, assessments, and governmental charges or levies imposed upon it or upon its income or profits or Property that are material in amount, prior to the date on which penalties attach thereto, and (b) all lawful claims that are material in amount which, if unpaid, might by law become a Lien upon its Property; provided, however, that neither the Borrower nor any such Subsidiary nor the Joint Venture shall be required to pay or discharge any such Tax, assessment, charge, levy, or claim which is being contested in good faith and by appropriate proceedings, and with respect to which reserves in conformity with GAAP have been established. Section 5.05 Visitation Rights. At any reasonable time and from time to time, upon reasonable notice, the Borrower shall, and shall cause its Subsidiaries to, permit the Administrative Agent and any Lender or any of their respective agents or representatives thereof, to (a) examine and make copies of and abstracts from the records and books of account of, and visit and inspect at their reasonable discretion the Properties of, the Borrower and any such Subsidiary, and (b) discuss the affairs, finances and accounts of the Borrower and any such Subsidiary with any of their respective officers or directors; provided that, so long as no Event of Default has occurred and is continuing, the Lenders shall use commercially reasonable efforts to coordinate their exercise of rights under this Section 5.05 with the other Lenders in order to minimize the expense to the Borrower. Section 5.06 Reporting Requirements. The Borrower shall furnish to the Administrative Agent and each Lender (unless otherwise provided in this Section 5.06): (a) Annual Financials. As soon as available and in any event not later than 90 days after the end of each fiscal year of the Borrower and its Subsidiaries, on a consolidated basis, the audited consolidated balance sheets of the Borrower and the Borrower’s Subsidiaries as at the end

-78- of such fiscal year, together with the related audited consolidated statements of income or operations, partners’ equity and cash flows for such fiscal year, and the notes thereto, all in reasonable detail and setting forth in each case in comparative form the figures as of the end of and for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP and such consolidated statements to be accompanied by a report and opinion of an independent certified public accountant of recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and shall state that such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries as at the end of such fiscal year and their consolidated results of operations and cash flows for such fiscal year in conformity with GAAP, or words substantially similar to the foregoing and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; and (b) Quarterly Financials. As soon as available and in any event not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower and its Subsidiaries, a consolidated balance sheet for the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, and cash flows for such fiscal quarter and for the portion of the Borrower’s and its respective Subsidiaries’ fiscal year then ended, and setting forth in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal quarter, all in reasonable detail certified by a Responsible Officer of the Borrower, as fairly presenting the financial condition, results of operations, partners’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes. (c) Compliance Certificate. In connection with Section 5.06(a) and (b), the Borrower shall deliver (i) a Compliance Certificate executed by a Responsible Officer of the Borrower and (ii) a certificate of a Financial Officer in form acceptable to the Administrative Agent setting forth reasonably detailed calculations of Distributable Free Cash Flow for the Rolling Period most recently ended. (d) Budget. Concurrently with any delivery of financial statements under Section 5.06(a), consolidated and consolidating quarterly financial projections and budgets (including a cash flow forecast) for the Borrower and the Subsidiaries for the then current fiscal year. (e) Production Report and Lease Operating Expense Statements. In connection with each Engineering Report, the Borrower shall deliver a report in form and substance satisfactory to the Administrative Agent prepared by the Borrower covering each of the Oil and Gas Properties of the Borrower and its Subsidiaries and the Joint Venture and detailing for each calendar month during the then current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each calendar month from the Oil and Gas Properties, setting forth the related ad valorem, severance, and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month.

-79- (f) Hedging Report. In connection with Section 5.06(a) and (b), the Borrower shall deliver a report in form and substance satisfactory to the Administrative Agent (the “Hedging Report”) prepared by the Borrower (i) setting forth in reasonable detail all Hedge Contracts of the Borrower, its Subsidiaries and the Joint Venture, together with a statement of the position with respect to each such Hedge Contract, (ii) setting forth, to the extent not already described in clause (i), all Hedge Contracts of the Borrower and its Subsidiaries and the Joint Venture and detailing the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such agreement, and (iii) demonstrating the Borrower’s compliance with Sections 5.15 and 6.14(b). To demonstrate compliance with Section 5.15, the Hedging Report shall (1) set forth the Leverage Ratio as of the Applicable Leverage Ratio Test Date with respect to such Specified Swap Test Date (which calculation of such Leverage Ratio shall be based on the financial statements for such year-end or quarter ending on such Applicable Leverage Ratio Test Date delivered pursuant to Section 5.06(a) or Section 5.06(b), as applicable), (2) set forth Liquidity as of such Specified Swap Test Date and (3) provide other supporting information related to the Hedge Contracts reasonably satisfactory to the Administrative Agent demonstrating compliance with Section 5.15. If any such Hedge Contract is terminated, modified, amended or altered prior to the end of its contractual term, or if there is an amendment, adjustment or modification of the price of any of the oil, gas or other Hydrocarbons produced from such Oil and Gas Properties that is subject to or established by a Hedge Contract, the Borrower shall promptly notify the Administrative Agent and the Lenders. (g) Oil and Gas Reserve Reports. (i) As soon as available but in any event on or before March 15 of each year, an Independent Engineering Report dated effective as of January 1 for the immediately preceding year; (ii) As soon as available but in any event on or before September 15 of each year (commencing on September 15, 2025), an Internal Engineering Report, dated effective as of the immediately preceding July 1; (iii) Such other information as may be reasonably requested by the Administrative Agent or any Lender with respect to the Oil and Gas Properties included or to be included in the Borrowing Base or in any Engineering Report, and the Borrower shall host an in- person or telephonic meeting for the Lenders concurrently with the delivery of each Engineering Report, regardless of whether a Borrowing Base will be determined based on such Engineering Report; (iv) With the delivery of each Engineering Report, a certificate from a Responsible Officer of the Borrower certifying that, to the best of his knowledge and in all material respects: (A) the information contained in the Engineering Report and any other information delivered in connection therewith is true and correct in all material respects, (B) if the net revenue interest and working interest of the wells evaluated in such Engineering Report are identified in such Engineering Report, that the representation in Section 4.13(b) shall be true and correct as to

-80- the net revenue interests and working interests evaluated in such Engineering Report, and if the net revenue interest and working interest of the wells evaluated in such Engineering Report are not identified in such Engineering Report, attached thereto is a schedule (the “WI/NRI Schedule”) of all wells evaluated in such Engineering Report, including the net revenue interest and working interest for such well, as to which the representation in Section 4.13(b) shall be true and correct, (C) the Borrower or its Subsidiary or the Joint Venture, as applicable, owns good and defensible title to the Oil and Gas Properties evaluated in such Engineering Report, and such Properties are subject to an Acceptable Security Interest (except to the extent any such Oil and Gas Properties are not required by the terms of this Agreement or any other Loan Documents to be subject to an Acceptable Security Interest) and are free of all Liens except for Permitted Liens, (D) except as set forth on an exhibit to the certificate, on a net basis there are no Gas Imbalances, take or pay or other prepayments with respect to its Oil and Gas Properties evaluated in such Engineering Report which would require the Borrower or any of its Subsidiaries to deliver Hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor that in the aggregate are in excess of an amount equal to 4% of the Proven Reserves categorized as “proved, developed and producing” on such Engineering Report, (E) (1) no Oil and Gas Properties owned by the Joint Venture in an amount greater than 4% of the Proven Reserves categorized as “proved, developed and producing” on the most recently delivered Engineering Report, and (2) none of the Oil and Gas Properties owned by the Borrower or its Subsidiaries have been sold or otherwise disposed of since the date of the last Borrowing Base determination, except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Required Lenders, (F) attached to the certificate is a list of (1) any Oil and Gas Properties owned by the Joint Venture in an amount greater than 4% of the Proven Reserves categorized as “proved, developed and producing” on the most recently delivered Engineering Report, and (2) any Oil and Gas Properties owned by the Borrower and its Subsidiaries added to and deleted from the immediately prior Engineering Report and a list showing any change in working interest or net revenue interest in its Oil and Gas Properties occurring and the reason for such change, (G) attached to the certificate is a list of all Persons disbursing proceeds to the Borrower or to its Subsidiaries, as applicable, from its Oil and Gas Properties, (H) except as set forth on a schedule attached to the certificate, 85% of the PV-10 of the Proven Reserves of the Borrower and its Subsidiaries evaluated by such Engineering Report are pledged as Collateral for the Obligations and attached to the certificate is a schedule detailing compliance with Section 5.08, and (I) attached to the certificate is a list of any real property other than Oil and Gas Properties acquired since the delivery of the previous Engineering Report which is either (1) material to the operations of the Borrower or any of its Subsidiaries, or (2) has a fair market value in excess of $250,000; (v) [reserved]; and (vi) With each Engineering Report, a copy of the consolidated twelve month budget (including a quarterly projected consolidated balance sheet, income statement and cash flow statement) of the Borrower and its Subsidiaries in form reasonably satisfactory to the Administrative Agent. (h) Defaults. As soon as practicable and in any event within five days after (i) the occurrence of any Default, or (ii) the occurrence of any default under any instrument or document evidencing Debt of the Borrower or any Subsidiary with a principal amount in excess of

-81- $2,000,000, in each case known to any officer of the Borrower or any of its Subsidiaries which is continuing on the date of such statement, a statement of a Responsible Officer of the Borrower setting forth the details of such Default or default, as applicable, and the actions which the Borrower or such Subsidiary has taken and proposes to take with respect thereto. (i) Termination Events. As soon as practicable and in any event (i) within thirty (30) days after (A) the Borrower knows or has reason to know that any Termination Event described in clause (a) of the definition of “Termination Event” with respect to any Plan has occurred, or (B) the Borrower acquires knowledge that any ERISA Affiliate knows that any Termination Event described in clause (a) of the definition of “Termination Event” with respect to any Plan has occurred, and (ii) within 10 days after (A) the Borrower knows or has reason to know that any other Termination Event with respect to any Plan has occurred, or (B) the Borrower acquires knowledge that any ERISA Affiliate knows that any other Termination Event with respect to any Plan has occurred, a statement of a Responsible Officer of the Borrower describing such Termination Event and the action, if any, which the Borrower or such ERISA Affiliate proposes to take with respect thereto. (j) Termination of Plans. Promptly and in any event within two Business Days after (i) receipt thereof by the Borrower from the PBGC, or (ii) the Borrower acquires knowledge of any ERISA Affiliate’s receipt thereof from the PBGC, copies of each notice received by the Borrower or any such ERISA Affiliate of the PBGC’s intention to terminate any Plan or to have a trustee appointed to administer any Plan. (k) Other ERISA Notices. Promptly and in any event within five Business Days after (i) receipt thereof by the Borrower from a Multiemployer Plan sponsor, or (ii) the Borrower acquires knowledge of any ERISA Affiliate’s receipt thereof from a Multiemployer Plan sponsor, a copy of each notice received by the Borrower or any ERISA Affiliate concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. (l) Environmental Notices. Promptly upon the receipt thereof by the Borrower or any of its Subsidiaries, a copy of any form of request, notice, summons or citation received from the Environmental Protection Agency, or any other Governmental Authority, concerning (i) violations or alleged violations of Environmental Laws, which seeks to impose liability therefor and could reasonably be expected to cause a Material Adverse Change, (ii) any action or omission on the part of the Borrower or any Subsidiary or any of their former Subsidiaries in connection with Hazardous Waste or Hazardous Substances which could result in the imposition of liability therefor that could reasonably be expected to cause a Material Adverse Change, including any information request related to, or notice of, potential responsibility under CERCLA, or (iii) concerning the filing of a Lien upon, against or in connection with the Borrower or any Subsidiary or their former Subsidiaries, or any of their leased or owned Property, wherever located. (m) Other Governmental Notices. Promptly and in any event within five Business Days after receipt thereof by the Borrower or any Subsidiary, a copy of any notice, summons, citation, or proceeding seeking to modify in any material respect, revoke, or suspend any material contract, license, permit or agreement with any Governmental Authority.

-82- (n) Material Changes. Prompt written notice of any condition or event of which the Borrower has knowledge, which condition or event has resulted or may reasonably be expected to result in (i) a Material Adverse Change, or (ii) a breach of or noncompliance with any material term, condition, or covenant of any material contract to which the Borrower or any of its Subsidiaries is a party or by which they or their Properties may be bound. (o) Disputes, Etc. Prompt written notice of (i) any claims, legal or arbitration proceedings, proceedings before any Governmental Authority, or disputes, or to the knowledge of the Borrower threatened, or affecting the Borrower, or any of its Subsidiaries, which, if adversely determined, could reasonably be expected to cause a Material Adverse Change, or any material labor controversy of which the Borrower or any of its Subsidiaries has knowledge resulting in or reasonably considered to be likely to result in a strike against the Borrower or any of its Subsidiaries, and (ii) any claim, judgment, Lien or other encumbrance (other than a Permitted Lien) affecting any Property of the Borrower or any Subsidiary or the Joint Venture if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $5,000,000. (p) [reserved] (q) SEC and Other Filings; Reports to Shareholders. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC or with any national securities exchange. (r) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower and its Subsidiaries, and a copy of any response by the Borrower or any Subsidiary of the Borrower, or the Board of Directors (or other applicable governing body) of the Borrower or any Subsidiary of the Borrower, to such letter or report. (s) Notices Under Other Loan Agreements. Promptly after the furnishing thereof, copies of any statement, report or notice furnished to any Loan Party pursuant to the terms of any indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 5.06. (t) Casualties and Takings. Any actual or constructive loss by reason of fire, explosion, theft or other casualty, of any Property of any Loan Party or any taking of title to, or the use of, any Property of any Loan Party pursuant to eminent domain or condemnation proceedings or any settlement or compromise thereof, in each case, with a value equal to or greater than $5,000,000, and a certificate of a Responsible Officer of the Borrower, describing the nature and status of such occurrence. (u) Partners. Upon request of the Administrative Agent from time to time, the Borrower shall deliver to the Administrative Agent (i) an updated schedule of Partners (as defined in the limited partnership agreement of the Borrower) owning greater than 10% of Equity Interests in the Borrower, and (ii) an updated list of the members of the general partner of the Borrower. (v) Minimum Volume Contracts. Prior to any Loan Party entering into a binding Minimum Volume Commitment, the Borrower shall deliver to the Administrative Agent notice of

-83- such Loan Party’s intention of entering into such Minimum Volume Commitment, along with drafts of the proposed agreement evidencing such Minimum Volume Commitment and such other documents and agreements as the Administrative Agent or any Lender may reasonably request in connection therewith. (w) Excess Cash. Commencing on the Closing Date, on the last Business Day of each calendar month, the Borrower shall provide, or shall permit its designee to provide, (A) a statement detailing the Borrower and its Subsidiaries’ Consolidated Cash Balances of each of its deposit accounts, securities accounts, and other bank accounts, as of the last Business Day of the immediately preceding calendar week, and (2) a calculation of the Excess Cash of the Borrower and its Subsidiaries as of the last Business Day of the immediately preceding calendar week, in each case, in form and substance satisfactory to the Administrative Agent. (x) [Reserved]. (y) Other Information. Such other information respecting the business or Properties, or the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries or the Joint Venture, as any Lender through the Administrative Agent may from time to time reasonably request. The Administrative Agent agrees to provide the Lenders with copies of any material notices and information delivered solely to the Administrative Agent pursuant to the terms of this Agreement. Documents required to be delivered pursuant to Sections 5.06(a), 5.06(b), and 5.06(q) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Borrower, the Borrower shall deliver electronic copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents. Section 5.07 Maintenance of Property. Subject to Section 6.04, the Borrower shall, and shall cause each of its Subsidiaries to, maintain their owned, leased, or operated Property in good condition and repair, ordinary wear and tear excepted; provided that the Borrower shall not be required to, or to cause its Subsidiaries to, rework, recomplete, redrill or otherwise maintain any

-84- well or production facility when, in the reasonable judgment of a prudent operator, it would be imprudent or uneconomic to do so, and shall abstain, and cause each of its Subsidiaries to abstain from, knowingly or willfully permitting the commission of waste or other injury, destruction, or loss of natural resources (other than by depletion through producing such reserves), or the occurrence of pollution, contamination, or any other condition in, on or about the owned or operated Property involving the Environment that could reasonably be expected to result in Response activities and that could reasonably be expected to cause a Material Adverse Change. To the extent the Borrower, any Subsidiary is not the operator of an Oil and Gas Property, the Borrower or such Subsidiary shall not be obligated to directly perform any undertaking contemplated by the covenants and agreements contained in this Section 5.07 which are performable only by such operator and are beyond the control of the Borrower or such Subsidiary, but shall be obligated to seek to enforce such operator’s contractual obligations to maintain, develop and operate the Oil and Gas Properties subject to such operating agreements and use commercially reasonable efforts to cause the operator to comply with the obligations under this Section 5.07. Section 5.08 Agreement to Pledge. The Borrower shall, and shall cause each material Subsidiary to, (a) grant to the Administrative Agent an Acceptable Security Interest in all personal Property of the Borrower or any Subsidiary now owned or hereafter acquired, including without limitation (x) 100% of the Equity Interests owned in each direct or indirect Subsidiary of the Borrower and (y) 100% of the Equity Interests directly owned by the Borrower or any Subsidiary in the Joint Venture or any Subsidiary of the Joint Venture, together with any necessary or desirable consents to such pledge and reasonably requested opinions of counsel with respect thereto, (b) (i) on or prior to the date that is thirty (30) days following the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion) and (ii) with the delivery of each Engineering Report under Section 5.06(g), grant to the Administrative Agent an Acceptable Security Interest in at least 85% of the PV-10 of the Proven Reserves of the Borrower and its Subsidiaries based on its most recently delivered Engineering Report, and if requested by the Administrative Agent, provide an opinion of local counsel covering the Security Instrument pursuant to which such Acceptable Security Interest is granted and (c) on or prior to the date that is thirty (30) days following the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion), grant to the Administrative Agent an Acceptable Security Interest in the Buckeye CO2 Plant and if requested by the Administrative Agent, provide an opinion of local counsel covering the Security Instrument pursuant to which such Acceptable Security Interest is granted. In the event that the Administrative Agent does not have an Acceptable Security Interest in at least 85% of the PV-10 of the Proven Reserves of the Borrower and its Subsidiaries based on its most recently delivered Engineering Report, then the Borrower shall, and shall cause the Subsidiaries to, grant, within thirty (30) days of delivery of the Engineering Report under Section 5.06(g) (or such later date as the Administrative Agent may agree in its sole discretion), to the Administrative Agent an Acceptable Security Interest in additional Proven Reserves of the Borrower and its Subsidiaries not already subject to an Acceptable Security Interest such that after giving effect thereto the Administrative Agent will have an Acceptable Security Interest in at least 85% of the PV-10 of the Proven Reserves of the Borrower and its Subsidiaries. Section 5.09 Use of Proceeds. The Borrower shall use the proceeds of the Advances to (a) refinance and pay in full all loans and obligations of the Borrower outstanding as of the Closing Date under that certain Credit Agreement dated as of October 1, 2012 among the Borrower, its Subsidiaries, Citibank N.A., as Administrative Agent and the lenders party thereto, (b) fund, in part,

-85- the acquisition of the Oil and Gas Properties pursuant to the Vacuum PSA, (c) provide for the acquisition, exploration and development, maintenance and production of Oil and Gas Properties, (d) make Restricted Payments permitted under Section 6.05, (f) fund investments permitted under Section 6.06, and (g) other working capital and general corporate purposes. Section 5.10 Title Evidence. On or prior to the date that is thirty (30) days following the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion), and in connection with the delivery of each Reserve Report under Section 5.06(g) thereafter, the Borrower shall from time to time upon the reasonable request of the Administrative Agent, take such actions and execute and deliver such documents and instruments as the Administrative Agent shall require to ensure that the Administrative Agent shall, at all times, have received satisfactory title and ownership evidence (including, title reports, pay decks and, if requested, supplemental or new title materials) covering at least 85% of the PV-10 of the Proven Reserves of the Borrower and its wholly-owned Subsidiaries as reasonably determined by the Administrative Agent, which title evidence shall be in form and substance acceptable to the Administrative Agent in its sole discretion and shall include title materials regarding the before payout and after payout ownership interests held by the Borrower and the Borrower’s Subsidiaries, for all wells located on the Oil and Gas Properties covered thereby as to the ownership of Oil and Gas Properties of the Borrower and its Subsidiaries. Section 5.11 Further Assurances; Cure of Title Defects. The Borrower shall, and shall cause each Subsidiary to, cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Instruments and this Agreement. The Borrower hereby authorizes the Lenders or the Administrative Agent to file any financing statements without the signature of the Borrower to the extent permitted by applicable Legal Requirements in order to perfect or maintain the perfection of any security interest granted under any of the Loan Documents. Borrower shall ensure that the Administrative Agent at all times has an Acceptable Security Interest in Oil and Gas Properties of the Borrower and its Subsidiaries in an amount not less than 85% of the PV-10 of the Proven Reserves of the Borrower and its Subsidiaries as reasonably determined by the Administrative Agent. If any certificate delivered pursuant to Section 5.06(h) demonstrates that the Oil and Gas Properties of the Borrower and its Subsidiaries in which the Administrative Agent has an Acceptable Security Interest is less than 85% of the PV-10 of the Proven Reserves of the Borrower and its Subsidiaries, the Borrower shall, or shall cause its Subsidiaries to promptly, but in any event within (30) days of the delivery of such certificate, grant to the Administrative Agent an Acceptable Security Interest in additional Oil and Gas Properties of the Borrower or the Subsidiaries as necessary to cause the PV-10 of the Proven Reserves of the Borrower and its Subsidiaries in which Administrative Agent has an Acceptable Security Interest to equal or exceed 85% of the PV-10 of the Proven Reserves of the Borrower and its Subsidiaries. The Borrower at its expense will, and will cause each Subsidiary to, promptly execute and deliver to the Administrative Agent upon request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Borrower or any Subsidiary, as the case may be, in the Security Instruments and this Agreement, or to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any omissions in the Security Instruments, or to state more fully the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith or to enable the Administrative Agent to

-86- exercise and enforce its rights and remedies with respect to any Collateral. Within 60 days after (a) a request by the Administrative Agent or the Lenders to cure any title defects or exceptions which are not Permitted Liens raised by such information within such 85% requirement for the Borrower and its wholly-owned subsidiaries or (b) a notice by the Administrative Agent that the Borrower has failed to comply with Section 5.10, the Borrower shall (i) cure such title defects or exceptions which are not Permitted Liens or substitute acceptable Oil and Gas Properties with no title defects or exceptions except for Permitted Liens covering Collateral of an equivalent value, and (ii) deliver to the Administrative Agent satisfactory title evidence (including supplemental or new title opinions meeting the foregoing requirements) in form and substance acceptable to the Administrative Agent in its reasonable business judgment as to the Borrower’s and its Subsidiaries’ ownership of such Oil and Gas Properties and the Administrative Agent’s Liens and security interests therein as are required to maintain compliance with Section 5.10. Section 5.12 Deposit and Securities Accounts. The Borrower shall, and shall cause each of its Subsidiaries to, (a) maintain all of its cash and Liquid Investments in operating accounts, other deposit accounts, and other bank accounts held at the Administrative Agent or any Lender or any Affiliate of a Lender, and (b) on or prior to the date that is thirty (30) days following the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion), cause each such account and each other securities account to be subject to an account control agreement reasonably acceptable in form and substance to the Administrative Agent. Section 5.13 Compliance with Anti-Corruption Laws, Anti-Money Laundering Laws, and Sanctions. Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by Borrower and its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws, and applicable Sanctions. Section 5.14 Beneficial Ownership Regulation Documentation. Promptly following any request therefor, the Borrower shall provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with the Beneficial Ownership Regulation. Section 5.15 Hedge Contracts. As of the last day of each fiscal quarter (each such date, a “Specified Swap Test Date”), the Borrower and the Guarantors shall determine whether there are Hedge Contracts with an Approved Counterparty covering at least the Minimum Required Hedge Volume of the reasonably anticipated projected production from Proved Developed Producing Reserves of the Borrower and the applicable Subsidiaries based on the most recently delivered Reserve Report (the “Ongoing Minimum Hedge Requirement”). If the Borrower determines that the Ongoing Minimum Hedge Requirement has not been satisfied as of such Specified Swap Test Date, then the Borrower, the Guarantors shall within five (5) Business Days of the end of such fiscal quarter enter into Hedge Contracts with an Approved Counterparty such that the Ongoing Minimum Hedge Requirement shall be satisfied. The Borrower shall not unwind, terminate or enter into any off-setting positions to the hedges required under this Section 5.15 except (i) to the extent necessary to comply with Section 6.14, (ii) in connection with a transaction permitted by Section 6.04(b) or (iii) at the time of such unwinding, termination or off-setting trade, it was not required to comply with this Section 5.15.

-87- Section 5.16 Post-Amendment No. 4 Effective Date Covenants. (a) No later than September 30, 2024 (or such later date as may be agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a Hedging Report or other evidence from the Borrower reasonably satisfactory to the Administrative Agent that the Borrower and the Guarantors have entered into Hedge Contracts with an Approved Counterparty hedging aggregate notional volumes equal to or greater than 50% the Borrower’s and its Subsidiaries’ anticipated aggregate monthly production of each of oil and natural gas, calculated separately, from Proved Developing Producing Reserves for each month during the succeeding 24-month period. (b) No later than the date that is 60 days after the Amendment No. 4 Effective Date (or such later date as may be agreed by the Administrative Agent in its sole discretion), the Borrower shall have granted, or caused the Subsidiaries to grant, to the Administrative Agent an Acceptable Security Interest in Proven Reserves of the Borrower and its Subsidiaries not already subject to an Acceptable Security Interest as needed such that after giving effect thereto the Administrative Agent will have an Acceptable Security Interest in at least 85% of the PV-10 of the Proven Reserves of the Borrower and its Subsidiaries after giving effect to the Williston Basin Acquisitions. ARTICLE VI NEGATIVE COVENANTS So long as any Obligation shall remain outstanding, or any Lender shall have any Commitment hereunder, the Borrower agrees to comply with the following covenants: Section 6.01 Liens, Etc. The Borrower shall not create, assume, incur, or suffer to exist, or permit any of its Subsidiaries or the Joint Venture to create, assume, incur, or suffer to exist, any Lien on or in respect of any of its Property whether now owned or hereafter acquired, or assign any right to receive income, except that the Borrower and its Subsidiaries and the Joint Venture may create, incur, assume, or suffer to exist (all of which shall be referred to as “Permitted Liens”): (a) Liens securing the Obligations; (b) contractual Liens for the benefit of operators of the Oil and Gas Properties or the non-operating interest owners of Oil and Gas Properties, but only to the extent that such operators or non-operating interest owners are not asserting a claim or right to exercise their rights under such contractual liens, except for such claims and rights of operators which such company contests in good faith and for which adequate reserves are maintained according to GAAP; (c) inchoate Liens imposed by mandatory provisions of law such as for materialmen’s, mechanic’s, warehousemen’s and other like liens arising in the ordinary course of business if the obligations secured by such liens are not yet due and payable or if the same are being contested in good faith and for which adequate reserves are maintained in accordance with GAAP; (d) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person’s income or profits or property, if the same are not yet due and payable

-88- or if the same are being contested in good faith and for which adequate reserves are maintained in accordance with GAAP; (e) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such do not materially detract from the value or impair the use of real property for the uses intended, and none of which is violated in any material respect by existing or proposed structures or land use; (f) Liens represented by purchase money security interests in favor of vendors of specified personal property, so long as (i) such Lien secures only obligations under a contract to acquire such specified personal property, (ii) such Lien will be in effect only until the purchase price for such property is paid, and (iii) the Debt secured thereby is permitted; (g) minor defects and irregularities in title to any Property which does not secure any monetary obligations and which in the aggregate do not materially impair use of such Property for the purposes for which such Property is held by the Borrower and any Subsidiary or materially impair the value of such Property subject thereto; (h) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases or consignments entered into by the Borrower, any Subsidiary, or the Joint Venture in the ordinary course of business covering only the Property under lease or consignment, as applicable; (i) rights of first refusal and preferential rights to purchase entered into in the ordinary course of business; and (j) Liens in an aggregate principal amount at any time outstanding not to exceed 10% of the Borrowing Base then in effect. Section 6.02 Debts, Guaranties, Leases and Other Obligations. The Borrower shall not, and shall not permit any of its Subsidiaries or the Joint Venture to, create, assume, suffer to exist, or in any manner become or be liable in respect of, any Debt or leases except: (a) Debt of the Borrower and its Subsidiaries under the Loan Documents; (b) Debt under Hedge Contracts which are not prohibited by the terms of Section 6.14; (c) Intercompany Debt (other than the FAM Loan) that is unsecured and subordinated on terms satisfactory to the Administrative Agent in its discretion to the prior payment in full in cash of the Obligations; (d) Debt of the Borrower in an aggregate amount not to exceed $25,000,000 that is unsecured, on terms acceptable to the Administrative Agent, and that is not mandatorily redeemable (except in Equity Interests) and does not mature or require any payments of principal, interest, dividends, or otherwise until 90 days after the Maturity Date, provided that on the date such Debt is issued, the Borrower shall be in compliance with the covenants set forth in this Agreement, including without limitation those set forth in Sections 6.18 and 6.19 on a pro forma

-89- basis after giving effect to the issuance of such Debt, as though such Debt had been issued as of the last day of the immediately preceding fiscal quarter; (e) Debt and payment obligations under operating leases (over their remaining duration) not otherwise permitted under this Agreement in an aggregate amount at any time outstanding not to exceed 10% of the Borrowing Base then in effect; (f) the unsecured FAM Loan in a principal amount on or after the Amendment No. 2 Effective Date not to exceed $7,100,000 made pursuant to the FAM Loan Documents so long as at all times (i) it does not mature until 91 days after the Maturity Date (as extended or otherwise modified), and (ii) the FAM Loan Documents are on terms and conditions satisfactory to the Administrative Agent; and (g) the Deferred Amount (as defined in the White Rock Purchase Agreement as in effect on the Amendment No. 5 Effective Date), to the extent constituting Debt, in an aggregate principal amount not to exceed $70,000,000. Section 6.03 Agreements Restricting Liens and Distributions. The Borrower shall not, nor shall it permit any of its Subsidiaries to, create, incur, assume or permit to exist any contract, agreement or understanding (other than this Agreement and the Security Instruments) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property (including Equity Interests of the Joint Venture), or restricts the subsequent transfer of such Property to a third person upon exercise of its remedies (including foreclosure) with respect to such Property, whether now owned or hereafter acquired, to secure the Obligations or restricts any Subsidiary or the Joint Venture from paying dividends to the Borrower, or which requires the consent of or notice to other Persons in connection therewith, excluding, in the case of Oil and Gas Properties, customary prior consents to assignment or transfer, preferential purchase rights, rights of first refusal, areas of mutual interest and other customary conditions or restrictions to transfer contained in oil and gas leases or other instruments in the chain of title to the affected Property and, in the case of the Borrower’s Equity Interest in the Joint Venture, the restrictions on the transfer of such Equity Interest as set forth in the Joint Venture LLC Agreement. Section 6.04 Merger or Consolidation; Asset Sales. (a) The Borrower shall not, nor shall it permit any of its Subsidiaries, to merge or consolidate with or into any other Person other than the merger of a Loan Party with and into the Borrower, provided that the Borrower shall be the continuing or surviving Person, or another Loan Party. The Borrower shall not permit the Joint Venture to merge or consolidate with or into any other Person. (b) The Borrower shall not, nor shall it permit any of its Subsidiaries or the Joint Venture to enter into or effect a Disposition of any of its Property or to effect a Hedge Termination other than: (i) the sale of Hydrocarbons in the ordinary course of business; (ii) the Disposition of equipment that is (A) obsolete, worn out, depleted or uneconomic and disposed of in the ordinary course of business, (B) no longer necessary for the

-90- business of such Person, or (C) contemporaneously replaced by equipment of at least comparable use; (iii) Farmouts of undeveloped acreage and assignments in connection with such Farmouts, (iv) Dispositions of Oil and Gas Properties or any interest therein or Subsidiaries owning Oil and Gas Properties provided that (A) the consideration received in respect of such Disposition shall be equal to or greater than the fair market value of the Oil and Gas Property, or any interest therein or Subsidiary subject of such Disposition (as reasonably determined by the governing body of the Borrower (or the general partner of the Borrower) and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect), (B) if such Disposition triggers a mandatory prepayment requirement, then the Borrower shall make any mandatory prepayments required by Section 2.05(b)(i), and (C) if any such Disposition is of a Subsidiary owning Oil and Gas Properties, such Disposition shall include all the Equity Interests of such Subsidiary (or such Subsidiary shall be dissolved substantially simultaneously with such Disposition); (v) Hedge Terminations, provided that (A) the Borrower shall give Administrative Agent 5 days’ prior written notice of any such Hedge Termination (other than a “Termination Event” or “Event of Default” under a Hedge Contract as to which the Borrower cannot give advance notice, in which case the Borrower shall give prompt written notice of such Hedge Termination), and (B) if such Hedge Termination triggers a mandatory prepayment requirement, then the Borrower shall make any mandatory prepayments required by Section 2.05(b)(i); (vi) Dispositions of capital stock of any Subsidiary to Borrower or another Loan Party, provided that the Borrower has delivered to the Administrative Agent at least five days’ prior written notice of such Disposition; (vii) any Disposition of Properties not otherwise permitted by Section 6.04(b) and having a fair market value not to exceed $12,500,000 during any 12-month period; and (viii) Dispositions caused by loss, theft, substantial damage or destruction of Properties. Section 6.05 Restricted Payments. The Borrower shall not, nor shall it permit any of its Subsidiaries or the Joint Venture to, make any Restricted Payments, except that: (a) any Subsidiary may declare and make Restricted Payments to the Borrower or any other Loan Party; (b) the Joint Venture may make dividends and distributions to the owners of its Equity Interests in accordance with Section 5.1 of the Joint Venture LLC Agreement; (c) the Joint Venture may pay overhead fees to the Borrower pursuant to the Operating and Services Agreement; and

-91- (d) the Borrower may make Restricted Payments in an aggregate amount not to exceed 100% of the Borrower’s Distributable Free Cash Flow at such time so long as (i) at the time of any such Restricted Payment and immediately after giving effect thereto, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing, (ii) the Leverage Ratio shall not exceed 2.25 to 1.00, determined as of the last day of the fiscal quarter most recently ended for which financial statements of the Borrower have been delivered pursuant to Section 5.06(a) or 5.06(b) on a pro forma basis after giving effect to such Restricted Payment, (iii) after giving effect to such Restricted Payment, Availability shall be greater than or equal to twenty percent (20%) and (iv) the Borrower has delivered prior written notice of such Restricted Payment pursuant to Section 5.06(x). Section 6.06 Investments. The Borrower shall not, nor shall it permit any of its Subsidiaries or the Joint Venture to, make or permit to exist any loans, advances, or capital contributions to, or make any investment in (including the making of any Acquisition), or purchase or commit to purchase any stock or other securities or evidences of indebtedness of or interests in any Person (such loans, advances, capital contributions to, making investments in (including the making of any Acquisition), or purchasing or committing to purchase any stock or other securities or evidences of indebtedness of or interests in any Person, collectively, “Investments”), except: (a) Liquid Investments; (b) [reserved]; (c) creation of any additional Subsidiaries in compliance with Section 6.15; (d) Investments made in the ordinary course of business as a means of actively exploiting, exploring for, acquiring, developing, processing, gathering, marketing or transporting oil and gas through agreements, transactions, interests or arrangements which provide for the sharing of risks or costs, jointly with third parties, including entering into operating agreements, working interests, royalty interests, mineral leases, processing agreements, Farmouts, farm-in agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements and area of mutual interest agreements, production sharing agreements or other similar or customary agreement, transactions, properties, interest and investments and expenditures in connection therewith; provided that (i) no such investment includes an investment in any Equity Interest in a Person, (ii) any Debt incurred or Lien granted or permitted to exist in connection with any such Investments is otherwise permitted under Section 6.01 or Section 6.02, respectively, and (iii) each such Investment is taken into account in computing the net revenue interests and working interests of the Borrower or any of its Subsidiaries set forth in the most recent WI/NRI Schedule; (e) Investments in Oil and Gas Properties (including Equity Interests of any Person whose assets consist primarily of Oil and Gas Properties and who becomes a wholly-owned Subsidiary of the Borrower and the Borrower and/or the applicable Subsidiary complies with Section 6.15); provided that (i) any Debt incurred or Lien granted or permitted to exist in connection with any such Investments is otherwise permitted under Section 6.01 or Section 6.02, respectively, (ii) the Borrower shall be in compliance with the covenants set forth in (A) Sections 5.08 and 5.10 with respect to such Oil and Gas Properties, and (B) Sections 6.18 and 6.19 on a pro

-92- forma basis after giving effect to such Investment, as though such Investment had been made as of the last day of the immediately preceding fiscal quarter, and (iii) no Default or Event of Default exists or would be caused thereby; (f) Investments in Intercompany Debt; (g) Investments consisting of Hedge Contracts permitted under Section 6.14; (h) the Borrower’s Investment in the Joint Venture as of the Amendment No. 2 Effective Date; and (i) Investments by the Borrower and its Subsidiaries not otherwise permitted under this Section 6.06 in an aggregate amount not to exceed 10% of the Borrowing Base then in effect. Section 6.07 Affiliate Transactions. The Borrower shall not, nor shall it permit any of its Subsidiaries, any other Loan Party, or the Joint Venture to, directly or indirectly, enter into or permit to exist any transaction or series of transactions (including the purchase, sale, lease or exchange of Property, the making of any investment, the giving of any guaranty, the assumption of any obligation or the rendering of any service) with any of their Affiliates (other than transactions solely among Loan Parties) unless such transaction or series of transactions is on terms no less favorable to the Borrower, the Subsidiary, the Loan Party, or the Joint Venture, as applicable, than those that could be obtained in a comparable arm’s length transaction with a Person that is not such an Affiliate. The overhead fees paid to the Borrower by the Joint Venture pursuant to the Operating and Services Agreement is deemed a permitted transaction under Section 6.07 and those Transaction Documents, as amended or modified to the extent permitted by this Agreement, between the Borrower and the Joint Venture are deemed permitted transactions under this Section 6.07. Section 6.08 Compliance with ERISA. The Borrower shall not, nor shall it permit any of its Subsidiaries or the Joint Venture to, directly or indirectly, (a) engage in, or permit any Subsidiary, the Joint Venture or any ERISA Affiliate to engage in, any transaction in connection with which the Borrower, any Subsidiary, the Joint Venture or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code, in either case, in excess of $5,000,000, (b) terminate, or permit any Subsidiary, the Joint Venture or ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to the Borrower, any Subsidiary, the Joint Venture or any ERISA Affiliate to the PBGC in excess of $5,000,000, (c) fail to make, or permit any Subsidiary, the Joint Venture or ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable Legal Requirement, the Borrower, a Subsidiary, the Joint Venture or any ERISA Affiliate is required to pay as contributions thereto, (d) permit to exist, or allow any Subsidiary, the Joint Venture or ERISA Affiliate to permit to exist, any unpaid minimum required contribution within the meaning of Section 302 of ERISA or Section 412 of the Code, whether or not waived, with respect to any Plan, (e) permit, or allow any Subsidiary, the Joint Venture or any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities (as “actuarial present value of the benefit liabilities” shall have the meaning specified in section 4041 of ERISA) under any Plan to exceed the current value of the assets (computed on a plan termination

-93- basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities by more than $5,000,000, (f) contribute to or assume an obligation to contribute to, or permit any Subsidiary, the Joint Venture or any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan in excess of $5,000,000, (g) acquire, or permit any Subsidiary, the Joint Venture or any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (i) any Multiemployer Plan under which any Subsidiary or ERISA Affiliate would have an obligation to contribute more than $5,000,000, or (ii) any Plan under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities by more than $5,000,000, (h) incur, or permit any Subsidiary or ERISA Affiliate to incur, a liability to or on account of a Plan under section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA, (i) contribute to or assume an obligation to contribute to, or permit any Subsidiary, the Joint Venture or any ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability, or (j) permit to exist any occurrence of any Reportable Event, or any other event or condition, which presents a material (in the opinion of the Required Lenders) risk of a termination by the PBGC of any Plan. Section 6.09 Sale-and-Leaseback. The Borrower shall not, nor shall it permit any of its Subsidiaries or the Joint Venture to, sell or transfer to a Person any Property, whether now owned or hereafter acquired, if at the time or thereafter the Borrower or a Subsidiary shall lease as lessee such Property or any part thereof or other Property which the Borrower or a Subsidiary intends to use for substantially the same purpose as the Property sold or transferred. Section 6.10 Change of Business. The Borrower shall not, nor shall it permit any of its Subsidiaries or the Joint Venture to operate or carry on business in any jurisdiction other than the United States, nor will the Borrower or any Subsidiary or the Joint Venture make any material change in the character of its business as (a) an independent oil and gas exploration and production company, and (b) in the case of the Borrower, as an owner of Equity Interests in the Joint Venture. Section 6.11 Organizational Documents, Name Change. The Borrower shall not, nor shall it permit any of its Subsidiaries to, amend, supplement, modify or restate their articles or certificate of formation, limited liability company agreement, limited partnership agreements, or other equivalent organizational documents or amend its name or change its jurisdiction of incorporation, organization or formation, in any case, without prior written notice to, and prior written consent of, the Administrative Agent, except that the Borrower or any of its Subsidiaries may: (a) make changes to the exhibits to the Joint Venture LLC Agreement if the corresponding change is permitted under Section 6.16(i) and (b) make immaterial or clerical corrections that are not adverse to the Administrative Agent or the Lenders if the Administrative Agent is given five Business Days’ advance written notice and the Administrative Agent fails to object to such change; provided that no change to the name, jurisdiction of formation, or type of entity may be made without the Administrative Agent’s prior consent.

-94- Section 6.12 Use of Proceeds. The Borrower will not permit the proceeds of any Advance to be used for any purpose other than those permitted by Section 5.09. The Borrower will not engage in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U). Neither the Borrower nor any Person acting on behalf of the Borrower has taken or shall take, nor permit any of the Borrower’s Subsidiaries to take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Federal Reserve Board or to violate Section 7 of the Exchange Act or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect, including the use of the proceeds of any Advance to purchase or carry any margin stock in violation of Regulations T, U or X. The Borrower shall not, directly or indirectly, use the proceeds of the Advances, or lend, contribute or otherwise make available such proceeds to Borrower, any Subsidiary or any other Person for any purpose which would result in a violation of any Sanctions, Anti-Corruption Laws, or Anti-Money Laundering Laws by any Person (including any Person participating in the Advances whether as an underwriter, advisor, investor or otherwise). Section 6.13 Gas Imbalances, Take-or-Pay or Other Prepayments. Borrower shall not, nor shall it permit any of its Subsidiaries to, allow Gas Imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Borrower or any Subsidiary which would require the Borrower or any Subsidiary to deliver their respective Hydrocarbons produced on a monthly basis from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor other than Gas Imbalances, take-or-pay or other prepayments incurred in the ordinary course of business and which Gas Imbalances, take-or-pay, or other prepayments and balancing rights, in the aggregate, do not result in the Borrower or any Guarantor having net aggregate liability at any time in excess of an amount equal to 4% of the Proven Reserves that are categorized as “proved, developed and producing” on the most recently delivered Engineering Report. Section 6.14 Limitation on Hedging. (a) The Borrower shall not, nor shall it permit any of its Subsidiaries to enter into any Hedge Contract other than: (i) Hedge Contracts in respect of interest rates entered into in the ordinary course of business and not for purposes of speculation that (A) result in any Debt of the Borrower or any of its Subsidiaries that is subject to a floating interest rate to be effectively subject to a fixed interest rate or that otherwise mitigate or minimize the Borrower’s or its Subsidiary’s exposure to fluctuations in the applicable floating interest rate, (B) at the time such each such Hedge Contract is entered into, do not cause the aggregate notional amount of all outstanding Hedge Contracts in respect of interest rates to exceed 100% of the then outstanding principal balance of such floating rate Debt, (C) do not have a scheduled term that extends beyond the scheduled maturity date of the floating rate Debt related to such Hedge Contract, (D) do not require the Borrower or any of its Subsidiaries to post money, assets or any other property (other than the Collateral under the Security Instruments) as security against the event of its non-performance, and (E) are entered into with a Person that is a Lender or an Affiliate of a Lender; and (ii) Hedge Contracts in respect of Hydrocarbons entered into in the ordinary course of business and not for purposes of speculation that (A) fix or otherwise hedge Borrower’s

-95- or any of its Subsidiary’s exposure to fluctuations in the prices of oil and natural gas (including natural gas liquids), (B) have a term not to exceed five years, (C) do not cause the aggregate notional volume of all outstanding Hedge Contracts in respect of each of oil and natural gas (including natural gas liquids), calculated separately, and (other than basis differential swaps in respect of volumes of oil and natural gas (including natural gas liquids) already hedged pursuant to other Hedge Contracts) to exceed 90% of the Borrower’s or the applicable Subsidiary’s anticipated aggregate monthly production of each of oil and natural gas (including natural gas liquids) constituting Proved Developing Producing Reserves, calculated separately, (D) do not require the Borrower or any of its Subsidiaries to post money, assets or any other property (other than the Collateral under the Security Instruments) as security against the event of its non- performance, and (E) are entered into with a Person that is a Lender or an Affiliate of a Lender. For the purpose of calculations to be made under this Section 6.14(b), the Borrower may, in its discretion, include natural gas liquids production in natural gas or crude oil so long as the Borrower is in compliance with the preceding restrictions. (b) In no event shall any Hedge Contract or series of related Hedge Contracts, at the time such Hedge Contracts are entered into (i) be in the form of protective puts or floors unless such puts and floors are independent and are not matched with a corresponding ceiling or call for the same tenor, underlying commodity that is being hedged and notional volume (i.e. costless collars or three-way collars); provided, that the foregoing clause (i) shall not prohibit Hedge Contracts in the form of costless collars if the absolute floor or put price thereof is no less than 95% of the Administrative Agent’s then current internal bank price deck for each month during the tenor of such Hedge Contract or (ii) have the effect of the foregoing clause (i). (c) The Borrower shall not, nor shall it permit any of its Subsidiaries to enter into any Gas Sales Contract, in each case, other than: (i) Gas Sales Contracts entered into in the ordinary course of business, and not for purposes of speculation that (A) have a term not to exceed five years, (B) do not cause the aggregate notional volume of all outstanding Gas Sales Contracts permitted under this Section 6.14(c)(i) in respect of each of oil and natural gas (including natural gas liquids), calculated separately, to exceed 90% of the Borrower’s and the applicable Subsidiary’s anticipated aggregate monthly production of each of oil and natural gas (including natural gas liquids), calculated separately, and (C) do not require the Borrower or any Subsidiary of the Borrower to post money, assets or any other property as security against the event of its non-performance and are otherwise unsecured; and (ii) Gas Sales Contracts entered into in the ordinary course of business, and not for purposes of speculation that (A) have a term not to exceed five years, (B) do not require the Borrower, or any of the Subsidiaries of the Borrower to post money, assets or any other property (other than the Collateral under the Security Instruments) as security against the event of its non- performance, and (C) are entered into with a Person that is a Lender or an Affiliate of a Lender. Section 6.15 Additional Subsidiaries. The Borrower shall not, nor shall it permit any of its Subsidiaries to, create or acquire any additional Subsidiaries without (a) prior written notice to the Administrative Agent and the Required Lenders, (b) such new Subsidiary executing and delivering to the Administrative Agent, at its request, an Assumption Agreement, Acknowledgment

-96- and Consent to the Guarantee and Collateral Agreement and a Mortgage (if applicable), or joinders to the existing Loan Documents, as applicable, and such other Security Instruments as the Administrative Agent or the Required Lenders may reasonably request, (c) the equity holder of such Subsidiary executing and delivering to the Administrative Agent a Assumption Agreement pledging 100% of the Equity Interest owned by such equity holder of such Subsidiary along with the certificates pledged thereby, if any, and appropriately executed stock powers in blank, if applicable, and (d) the delivery by the Borrower and such Subsidiary of any certificates, opinions of counsel, title opinions or other documents as the Administrative Agent may reasonably request relating to such Subsidiary. The Borrower shall not permit the Joint Venture to create or acquire any Subsidiaries. Section 6.16 Additional Restrictions Regarding Joint Venture. In addition to the restrictions set forth elsewhere in this Agreement, the Borrower shall not, nor shall it permit the Joint Venture to, or take any action causing or permitting the Joint Venture to: (a) amend the Joint Venture LLC Agreement, the First Amended and Restated Limited Partnership Agreement of the Borrower, the certificate of formation or the other organizational documents of the Joint Venture or the Borrower, or change the name or jurisdiction of organization of the Joint Venture or the Borrower, in each case, without prior written notice to, and prior written consent of, the Administrative Agent, unless such amendment, change or modification could not reasonably be expected to (i) impair (A) the Borrower’s ability to pay the Obligations, (B) the Collateral (including without limitation the Borrower’s, the Administrative Agent’s or the Secured Parties’ rights under the Joint Venture LLC Agreement and the Operating and Services Agreement) or the Secured Parties’ recourse thereto, or (C) the ability of the Secured Parties to enforce any of the Obligations, or (ii) be materially adverse to the Secured Parties in any other respect; (b) petition, request or take any other legal or administrative action that seeks, or may be expected to result in, the rescission, termination or suspension of the Joint Venture LLC Agreement; (c) breach any provision of the Joint Venture LLC Agreement or the Operating and Services Agreement without: (i) prompt written notice to the Administrative Agent of any such breach other than a technical and administrative breach that (A) is immaterial, (B) has not been asserted by any XTO Party, or the Joint Venture or any other party, (C) has not been submitted to arbitration and is not the subject of litigation, (D) could not reasonably be expected to result in damages against, or other liability of the Borrower in excess of $5,000,000, and (E) in any event could not reasonably be expected to (1) be adverse to the Lenders, (2) result in the Borrower becoming a “Defaulting Member” (as defined in the Joint Venture LLC Agreement) under the Joint Venture LLC Agreement, (3) result in the XTO Parties or the Joint Venture having the right to remove the Borrower as a member under the Joint Venture LLC Agreement or to terminate the Operating and Services Agreement, or (4) result in the Borrower losing any of its Membership Percentage or Membership Interests in the Joint Venture, or any seat on the MMC (as defined in the Joint Venture LLC Agreement); and

-97- (ii) prior written consent of the Administrative Agent if such breach could reasonably be expected to (A) be adverse to the Lenders, (B) result in the Borrower becoming a “Defaulting Member” (as defined in the Joint Venture LLC Agreement) under the Joint Venture LLC Agreement, (C) result in the XTO Parties or the Joint Venture having the right to remove the Borrower as a member under the Joint Venture LLC Agreement or to terminate the Operating and Services Agreement, or (D) result in the Borrower losing any of its Membership Percentage or Membership Interests in the Joint Venture, or any seat on the MMC (as defined in the Joint Venture LLC Agreement); and (iii) written consent of the Administrative Agent, if any XTO Party or the Joint Venture has asserted that such breach would (A) result in the Borrower becoming a “Defaulting Member” (as defined in the Joint Venture LLC Agreement) under the Joint Venture LLC Agreement, (B) result in the XTO Parties or the Joint Venture having the right to remove the Borrower as a member under the Joint Venture LLC Agreement or to terminate the Operating and Services Agreement, or (C) result in the Borrower losing any of its Membership Percentage or Membership Interests in the Joint Venture, or any seat on the MMC (as defined in the Joint Venture LLC Agreement); (d) waive any default under or breach of, any provision of, the Joint Venture LLC Agreement or the Operating and Services Agreement, or waive, fail to enforce, forgive or release any right, interest or entitlement of any kind, howsoever arising, under or in respect of any provisions of the Joint Venture LLC Agreement or the Operating and Services Agreement, or vary or agree to the variation in any way of any of the provisions of the Joint Venture LLC Agreement or of the performance of any other Person under the Joint Venture LLC Agreement, in each case without prior written notice to and prior written consent of the Administrative Agent, unless such waiver, failure to enforce or release could not reasonably be expected to (i) impair (A) the Borrower’s ability to pay the Obligations, (B) the Collateral (including without limitation the Borrower’s, the Administrative Agent’s or the Secured Parties’ rights under the Joint Venture LLC Agreement and the Operating and Services Agreement) or the Secured Parties’ recourse thereto, or (C) the ability of the Secured Parties to enforce any of the Obligations, or (ii) be materially adverse to the Secured Parties in any other respect; (e) consent to the transfer of any XTO Party’s Equity Interests in the Joint Venture to a Person that is not an XTO Party, or consent to the issuance of Equity Interests of the Joint Venture to a Person that is not an XTO Party, or take any action that would consent to the issuance of any Equity Interests in the Joint Venture, except (i) to the Borrower, on one hand, and (ii) collectively to the XTO Parties, on the other hand, in proportion to their respective ownership of Equity Interests in the Joint Venture at the Closing Date; (f) approve the Annual Work Program & Budget or any material modifications thereto, unless (i) the proposed Annual Work Program & Budget, if fully implemented, would not result in a Default or Event of Default, and (ii) the Loan Parties would be in compliance with Sections 6.18 and 6.19 for each fiscal quarter, on a pro forma basis giving effect to the implementation of the Annual Work Program & Budget; (g) [Reserved]

-98- (h) declare bankruptcy, file a petition under Debtor Relief Laws, seek protection under any federal or state Debtor Relief Law or commence any similar proceeding in respect of the Joint Venture, or apply for or consent to any of the foregoing; (i) amend or otherwise modify the Transaction Documents (other than those described in clause (a)) without prior written notice to, and prior written consent of, the Administrative Agent, except that without prior written notice to, and prior written consent of, the Administrative Agent, the Joint Venture may amend and modify the Initial Joint Venture Stage I Acquisition Assignments and the Initial Joint Venture Stage II Acquisition Assignments to correct the description of or more adequately describe the Oil and Gas Properties conveyed by such assignments (but not to remove Oil and Gas Properties unless such Oil and Gas Properties (i) were not intended to be contributed to the Joint Venture pursuant to the Joint Venture LLC Agreement, and (ii) were not evaluated in the Initial Engineering Report), unless such amendment or modification (A) does not impair (1) the Borrower’s ability to pay the Obligations, (2) the Collateral or the Secured Parties’ recourse thereto, or (3) the ability of the Secured Parties to enforce the Obligations, and (B) is not materially adverse to the Secured Parties in any other respect; (j) owning Equity Interests in or making investments in or loans or advances to any other Person, other than to the extent constituting a “Permitted Investment” under the Joint Venture LLC Agreement; (k) remove or terminate the Borrower as the operator under the Operating Services Agreement; (l) change tax classification of Joint Venture for United States Federal income tax purposes to other than a partnership; or (m) prevent the Joint Venture from, or allow the Joint Venture not to, make the distributions required by Section 5.1 of the Joint Venture LLC Agreement, except as provided in Section 10.4 of the Joint Venture LLC Agreement. Section 6.17 Minimum Volume Commitments. The Borrower shall not, nor shall it permit any of its Subsidiaries to, enter into any Minimum Volume Commitment without prior written consent of the Administrative Agent. Section 6.18 Maximum Debt to EBITDAX Ratio. The Borrower shall not permit, as of the end of any fiscal quarter ending on or after March 31, 2022, the ratio of Total Net Debt of the Borrower and its Subsidiaries to EBITDAX (the “Leverage Ratio”) for the four fiscal quarter period then ended to be greater than 3.00 to 1.00. Section 6.19 Current Ratio. The Borrower will not permit the Current Ratio as of the last day of any fiscal quarter (commencing with first full fiscal quarter after the Closing Date) to be less than 1.0 to 1.0. Section 6.20 FAM Loan Documents.

-99- (a) The Borrower shall not make any payments in respect of the FAM Loan prior to the date that is 91 days after the Maturity Date without the prior written consent of the Required Lenders; provided that the Borrower may make (i) interest payments pursuant to the terms of the FAM Loan Documents so long as no Event of Default exists or would result therefrom, and (ii) payments of principal (A) with the proceeds of the Financial Accounts so long as (1) no Event of Default exists or would result therefrom, (2) no Borrowing Base Deficiency exists or would result therefrom, and (3) the Borrower would be in compliance with Sections 6.18 and 6.19 on a pro forma basis giving effect to such payment and (B) with the proceeds of a Borrowing hereunder so long as (1) no Event of Default exists or would result therefrom, (2) no Borrowing Base Deficiency exists or would result therefrom, and (3) the Leverage Ratio of the Borrower calculated immediately before and after giving effect to such payment is less than or equal to 1.00 to 1.00. (b) The Borrower shall promptly give the Administrative Agent notice of any matured or unmatured default under the FAM Loan Documents. Section 6.21 White Rock Purchase Agreement. No provision of the White Rock Purchase Agreement or any other material agreements and instruments executed and delivered in connection with the White Rock Acquisition (including, for the avoidance of doubt, the Deferred PPA (as defined in the White Rock Purchase Agreement as in effect on the Amendment No. 5 Effective Date) may be amended or waived or otherwise modified by the Borrower or any of its Affiliates in a manner materially adverse to the Lenders, and the Borrower (and its Affiliates) shall not have granted any consents under the White Rock Purchase Agreement in a manner materially adverse to the Lenders, in each case, without the consent of the Required Lenders. Section 6.22 Outbound Investment Rules. The Borrower will not, and will not permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VII EVENTS OF DEFAULT; REMEDIES Section 7.01 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” under any Loan Document: (a) Payment. Any Loan Party (i) fails to pay any principal when due under this Agreement, or (ii) fails to pay, within three Business Days of the date when due, any other amount due under this Agreement or any other Loan Document, including payments of interest, fees, reimbursements, and indemnifications; (b) Representation and Warranties. Any representation or warranty made or deemed to be made (i) by or on behalf of the Borrower, any Guarantor or any of their respective Subsidiaries (or any of their respective officers) in this Agreement or in any other Loan Document,

-100- or (ii) by or on behalf of the Borrower, any Guarantor or any of their respective Subsidiaries (or any of their respective officers) in connection with this Agreement or any other Loan Document, shall prove to have been incorrect in any material respect when made or deemed to be made; (c) Covenant Breaches. The Borrower, any Guarantor or any of their respective Subsidiaries shall: (i) fail to perform or observe any covenant, condition or agreement contained in Section 2.05, Section 5.03, Section 5.02(a) or 5.02(c), Section 5.05, Section 5.06, Section 5.09, Section 5.11, Section 5.12, Section 5.13, Section 5.16 or Article VI; (ii) fail to perform or observe any other term or covenant, condition or agreement set forth in this Agreement or in any other Loan Document which is not covered by Section 7.01(c)(i) or any other provision of this Section 7.01, if such failure shall remain unremedied for thirty (30) days after the occurrence of such breach or failure; (d) Cross-Defaults. (i) The Borrower, any Guarantor or any Subsidiary of a Loan Party shall fail to pay any principal of or premium or interest on its Debt which is outstanding in a principal amount of at least $7,500,000 individually or when aggregated with all such Debt of the Borrower, any Guarantor or any such Subsidiary so in default (but excluding the Obligations) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace or cure period, if any, specified in the agreement or instrument relating to such Debt, (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to Debt which is outstanding in a principal amount of at least $7,500,000 individually or when aggregated with all such Debt of the Borrower, any Guarantor, or any such Subsidiary so in default, and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt, or (iii) any such Debt which is outstanding in a principal amount of at least $7,500,000 individually or when aggregated with all such Debt of the Borrower, any Guarantor or any such Subsidiary so in default, shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; provided that, for purposes of this paragraph (d), the “principal amount” of the obligations in respect of Hedge Contracts at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that would be required to be paid if such Hedge Contracts were terminated at such time; (e) Insolvency. The Borrower, any Guarantor or any Subsidiary of a Loan Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower, any Guarantor or any Subsidiary of a Loan Party seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against the Borrower, any such Subsidiary or any such Guarantor either such proceeding shall remain

-101- undismissed for a period of 60 days or any of the actions sought in such proceeding shall occur, or the Borrower, any Subsidiary of a Loan Party or any Guarantor shall take any company action to authorize any of the actions set forth in this Section 7.01(e); (f) Judgments. Any judgment or order for the payment of money in excess of $7,500,000 shall be rendered against the Borrower, any Guarantor or any Subsidiary of a Loan Party and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; (g) Termination Events. (i) A Termination Event occurs which has resulted or could reasonably be expected to result in liability of any Loan Party or ERISA Affiliate to a Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $2,000,000, or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $2,000,000; (h) Change in Control. A Change in Control shall have occurred; (i) Loan Documents. Any material provision of any Loan Document shall for any reason cease to be valid and binding on the Borrower or a Guarantor or any of their respective Subsidiaries or any such Person shall so state in writing; or (j) Security Instruments. (i) The Administrative Agent shall fail to have an Acceptable Security Interest in any portion of the Collateral, or (ii) any Security Instrument shall at any time and for any reason cease to create the Lien on the Property purported to be subject to such agreement in accordance with the terms of such agreement, or cease to be in full force and effect, or shall be contested by the Borrower, any Guarantor, the Joint Venture or any of their respective Subsidiaries. Section 7.02 Optional Acceleration of Maturity. If any Event of Default (other than an Event of Default pursuant to paragraph (e) of Section 7.01) shall have occurred and be continuing, then, and in any such event, (a) the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Lender to make extensions of credit hereunder, including making Advances, to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare all principal, interest, fees, reimbursements, indemnifications, and all other amounts payable under this Agreement, the Notes, and the other Loan Documents to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable in full, without notice of intent to demand, demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, all of which are hereby expressly waived by the Borrower; and

-102- (b) the Administrative Agent shall at the request of, or may with the consent of, the Required Lenders proceed to enforce its rights and remedies under the Security Instruments, the Guaranties, and any other Loan Document for the ratable benefit of Secured Parties by appropriate proceedings. Section 7.03 Automatic Acceleration of Maturity. If any Event of Default pursuant to paragraph (e) of Section 7.01 shall occur, (a) (i) the obligation of each Lender to make extensions of credit hereunder, including making Advances, shall automatically terminate, and (ii) all principal, interest, fees, reimbursements, indemnifications, and all other amounts payable under this Agreement, the Notes, and the other Loan Documents shall become and be forthwith due and payable in full, without notice of intent to demand, demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, all of which are hereby expressly waived by the Borrower; and (b) Subject to applicable law, the Administrative Agent shall at the request of, or may with the consent of, the Required Lenders proceed to enforce its rights and remedies under the Security Instruments, the Guaranties, and any other Loan Document for the ratable benefit of Secured Parties by appropriate proceedings. Section 7.04 Right of Setoff. If an Event of Default shall have occurred and be continuing, the Administrative Agent, each Lender, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Administrative Agent, such Lender, or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to the Administrative Agent or such Lender or their respective Affiliates, irrespective of whether or not the Administrative Agent or such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of the Administrative Agent or such Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.14 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of the Administrative Agent, each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender, or their respective Affiliates may have. The Administrative Agent and each Lender agree to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

-103- Section 7.05 Non-exclusivity of Remedies. No remedy conferred upon the Administrative Agent and the Lenders is intended to be exclusive of any other remedy, and each remedy shall be cumulative of all other remedies existing by contract, at law, in equity, by statute or otherwise. Section 7.06 Application of Proceeds. From and during the continuance of any Event of Default, any monies or Property actually received by the Administrative Agent pursuant to this Agreement or any other Loan Document, the exercise of any rights or remedies under any Security Instrument or any other agreement with the Borrower, any Guarantor or any of their respective Subsidiaries which secures any of the Obligations, shall be applied in the following order: (a) First, to the payment of all amounts, including costs and expenses incurred in connection with the collection of such proceeds and the payment of any part of the Obligations, due to the Administrative Agent under any of the expense reimbursement or indemnity provisions of this Agreement or any other Loan Document, any Security Instrument or other collateral documents, and any applicable Legal Requirement; (b) Second, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Advances, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; (c) Third, to payment of that portion of the Obligations constituting unpaid principal of the Advances, any Banking Services Obligations owing to Banking Services Providers, any Lender Hedging Obligations of any Loan Party owing to a Swap Counterparty and any other Obligations, in each case subject to Section 2.14(a)(ii), ratably among the Lenders, the Banking Services Providers and Swap Counterparties in proportion to the respective amounts described in this clause Third payable to them; and (d) Fourth, the remainder, if any, to the Borrower or its Subsidiaries, or its respective successors or assigns, or such other Person as may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct. Administrative Agent shall have no responsibility to determine the existence or amount of Lender Hedging Obligations and may reserve from the application of amounts under this Section 7.06 amounts distributable in respect of Lender Hedging Obligations until it has received evidence satisfactory to it of the existence and amount of such Lender Hedging Obligations. Subject to paragraph (a) of the first sentence of this Section 7.06, Administrative Agent and Lenders hereby acknowledge and confirm that the Liens in the Collateral secure the Obligations (including the Lender Hedging Obligations) on a ratable basis. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth in this Section 7.06. Section 7.07 Equity Interests in the Joint Venture. The Administrative Agent’s and Lenders’ remedies with respect to the Equity Interests in the Joint Venture shall be subject to certain pre-emption rights and other requirements set forth in Sections 7.2(c) and 7.3 of the Joint Venture LLC Agreement.

-104- ARTICLE VIII THE ADMINISTRATIVE AGENT Section 8.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints JPMorgan Chase Bank, N.A. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 8.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Section 8.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents and its duties hereunder shall be administrative in nature. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrower. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Legal Requirement, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

-105- (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.01, 7.02, and 7.03, or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower or a Lender. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (D) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Section 8.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any Communication executed using an Electronic Signature or in the form of an Electronic Record that the Administrative Agent reasonably believes is made by a Loan Party. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Advance. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 8.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of

-106- the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub agents. Section 8.06 Successor Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in New York City or Houston, Texas, or an Affiliate of any such bank with an office in New York City or Houston, Texas. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth in this Section 8.06(a). Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) Anything herein to the contrary notwithstanding, if at any time the Required Lenders determine that the Person serving as Administrative Agent is (without taking into account any provision in the definition of “Defaulting Lender” requiring notice from the Administrative Agent or any other party) a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders (determined after giving effect to Section 9.01) may by notice to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a replacement Administrative Agent hereunder. Such removal will, to the fullest extent permitted by applicable law, be effective on the earlier of (i) the date a replacement Administrative Agent is appointed, and (ii) the date thirty (30) days after the giving of such notice by the Required Lenders (regardless of whether a replacement Administrative Agent has been appointed) (such date, the “Removal Effective Date”). (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed), and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for in this Section 8.06(c). Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent

-107- shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article VIII and Sections 9.04 and 9.05 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. Section 8.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility (ii) in participating as a Lender, it is engaged in making acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws) (iii) it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 8.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder. Section 8.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 9.04 and 9.05) allowed in such judicial proceeding; and

-108- (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 9.04 and 9.05. Section 8.10 Collateral and Guaranty Matters. (a) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, (i) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (A) upon termination of all Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents, or (C) subject to Section 9.01, if approved, authorized or ratified in writing by the Required Lenders; (ii) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.01(b); and (iii) to release any Guarantor from its obligations under the Guarantee and Collateral Agreement if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guarantee and Collateral Agreement pursuant to this Section 8.10; (b) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. (c) The Administrative Agent is authorized on behalf of the Secured Parties, without the necessity of any notice to or further consent from such Secured Parties, from time to time, to take any actions with respect to any Collateral or Security Instruments which may be necessary to perfect and maintain the Liens upon the Collateral granted pursuant to the Security Instruments. The Administrative Agent is further authorized (but not obligated) on behalf of the Secured Parties,

-109- without the necessity of any notice to or further consent from the Secured Parties, from time to time, to take any action in exigent circumstances as may be reasonably necessary to preserve any rights or privileges of the Secured Parties under the Loan Documents or applicable Legal Requirements. By accepting the benefit of the Liens granted pursuant to the Security Instruments, each Person that is owed any Lender Hedging Obligations hereby agrees to the terms of this Section 8.10. (d) Upon the request of the Administrative Agent at any time, the Secured Parties will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section 8.10. Section 8.11 Credit Bidding. (a) The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, at the direction of the Majority Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with Legal Requirements. (b) Each Secured Party hereby agrees that, except as otherwise provided in any Loan Documents or with the written consent of the Administrative Agent and the Majority Lenders, it will not take any enforcement action, accelerate obligations under any Loan Documents, or exercise any right that it might otherwise have under Legal Requirements to credit bid at foreclosure sales, UCC sales or other similar Dispositions of Collateral; provided that, for the avoidance of doubt, this subsection (b) shall not limit the rights of (i) any Swap Counterparty to terminate any Hedge Contract or net out any resulting termination values, or (ii) any Banking Services Provider to terminate any Banking Services or set off against any deposit accounts of the Borrower or any other Loan Party. Section 8.12 Erroneous Payments. (a) If the Administrative Agent (x) notifies a Lender, Secured Party or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated in this

-110- Section 8.12 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Secured Party or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.12(b). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 8.12(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.12(a) or on whether or not an Erroneous Payment has been made. (c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party under any Loan Document with respect to any payment of principal,

-111- interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Advances (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Advances (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Advances to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment and (E) the Administrative Agent will reflect in the Register its ownership interest in the Advances subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. (ii) Subject to Section 9.08 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Advances acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Advance (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with

-112- respect to any such Advances acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Advances are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time. (e) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Advances that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 8.12 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable Legal Requirement, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 8.12 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE IX MISCELLANEOUS Section 9.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document, nor consent to any departure by the Borrower or any Subsidiary therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and the Borrower, and then such waiver or consent shall be effective

-113- only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver, or consent shall: (a) without the consent of each Lender: (i) increase the Borrowing Base, (ii) waive any of the conditions specified in Article III, (iii) change any provision of this Section or the definition of “Majority Lenders” or “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, (iv) amend Section 2.10 or any other provision of this Agreement in a manner that would alter the pro rata sharing of payments or the pro rata allocation of disbursements required thereby, or would allow for the termination or reduction of the Commitments on a non-pro rata basis, (v) release any Guarantor from its obligations or limit any Guarantor’s obligations under any Guarantee and Collateral Agreement unless such Guarantor ceases to be a Subsidiary of the Borrower under a transaction permitted by the terms hereof, (vi) release any Collateral securing the Obligations, except as provided in Section 8.10 or (vii) change the definition of “Pro Rata Share”, Section 7.06, or any other provision of this Agreement or any other Loan Document in a manner that would alter the order of application of proceeds set forth in Section 7.06; (b) without the written consent of each Lender directly affected thereby, (i) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 7.02), (ii) reduce the principal of, or interest on, the Obligations or any fees or other amounts payable hereunder or under any other Loan Document, or (iii) postpone any date fixed for any payment of principal of, or interest on, the Obligations or any fees or other amounts payable hereunder; or (c) without the written consent of each Lender which either (i) is directly and adversely affected thereby, or (ii) has an Affiliate that is owed Lender Hedging Obligations or Banking Services Obligations and such Affiliate is directly and adversely affected thereby, amend the definitions of “Obligations”, “Lender Hedging Obligations”, “Banking Services Obligations”, “Banking Services Provider”, “Swap Counterparty”. and; provided further that (x) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required in this Section 9.01, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, and (y) each of the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Lender will not be entitled to vote in respect of amendments and waivers hereunder, and the Commitment and the outstanding Advances of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders, as required, have approved any such amendment or waiver (and the definition of “Required Lenders” will automatically be deemed modified accordingly for the duration of such period); provided that any such amendment or waiver that would increase the Commitment of such Defaulting Lender, increase the Borrowing Base, or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation

-114- owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender. If a Defaulting Lender’s consent to an amendment or waiver is required pursuant to this Section 9.01, and such Defaulting Lender has failed to respond to a written request from the Administrative Agent to approve such waiver or amendment for thirty (30) days after such Defaulting Lender’s receipt of such request, such Defaulting Lender will be deemed to have approved such amendment or waiver. Notwithstanding anything to the contrary herein, the Administrative Agent may enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or otherwise effectuate the terms of Section 2.08(d) in accordance with its terms. Section 9.02 Notices, Etc. (a) General. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 9.02(c)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by facsimile or (subject to Section 9.02(c)) electronic mail address as follows: (i) if to any Borrower or any other Loan Party or the Administrative Agent to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule I or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Administrative Agent. (b) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 9.10(b), shall be effective as provided in Section 9.10(b) In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder. (c) Limited Use of Electronic Mail. Unless expressly provided otherwise herein, notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II, except that, until the Administrative Agent gives notice to the Borrower to the contrary, Notices of Borrowing and Notices of Conversion or

-115- Continuation may be delivered to the Administrative Agent by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “read receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, EACH LENDER AND THEIR RELATED PARTIES FROM ALL LOSSES, COSTS, EXPENSES AND LIABILITIES RESULTING FROM THE RELIANCE BY SUCH PERSON ON EACH NOTICE PURPORTEDLY GIVEN BY OR ON BEHALF OF THE BORROWER. THE BORROWER’S OBLIGATIONS UNDER THIS PARAGRAPH SHALL SURVIVE THE TERMINATION OF THE AGGREGATE COMMITMENTS AND THE REPAYMENT OF ALL OTHER OBLIGATIONS HEREUNDER. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. (e) Platform. (i) Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make the Communications available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”). (ii) The Platform is provided “as is” and “as available”. The Agent Parties (as defined herein) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of

-116- the Borrower’s, any Loan Party’s, or the Administrative Agent’s transmission of communications through the Platform. Section 9.03 No Waiver; Cumulative Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Section 9.04 Costs and Expenses and Limitation of Liability. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Advances made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Advances. The foregoing costs and expenses shall include all search, filing, recording, appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent or any Lender and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. All amounts due under this Section 9.04 shall be payable within thirty (30) days after demand. The agreements in this Section shall survive the termination of the Commitments and repayment of all other Obligations. (b) To the extent permitted by applicable law (i) the Borrower and any Loan Party shall not assert, and the Borrower and each Loan Party hereby waives, any claim against the Administrative Agent (and any sub-agent thereof) and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet), and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the transactions contemplated by the Loan Documents, any Advance or the use of the proceeds thereof; provided that, nothing in this Section 9.04(b) shall relieve the Borrower and each Loan Party of any obligation it may have to indemnify an Indemnitee, as provided in Section 9.05, against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

-117- Section 9.05 Indemnification. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, each Arranger, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (a) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (b) any Advance or the use or proposed use of the proceeds therefrom, (c) any actual or alleged presence or Release of Hazardous Substances on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. All amounts due under this Section 9.05 shall be payable within 10 Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. Section 9.06 Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Section 9.04 or Section 9.05 to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub- agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The failure of any Lender to pay its Pro Rata Share of such unpaid amounts shall not relieve any other Lender of its obligation, if any, to pay its respective share of such unpaid amounts. No Lender shall be responsible for the failure of any other Lender to comply with this Section. All amounts due under this Section 9.06 shall be payable within 10 Business Days after demand therefor. THE AGREEMENTS IN THIS SECTION SHALL SURVIVE THE RESIGNATION OF THE ADMINISTRATIVE AGENT, THE REPLACEMENT OF ANY LENDER, THE TERMINATION OF THE COMMITMENTS AND THE REPAYMENT, SATISFACTION OR DISCHARGE OF ALL THE OTHER OBLIGATIONS. Section 9.07 Waiver of Damages. To the fullest extent permitted by applicable Legal Requirement, each Party TO THIS AGREEMENT shall not assert, and hereby waives, any claim against any OTHER PARTY TO THIS AGREEMENT OR ANY INDEMNITEE, on any theory of

-118- liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Advance or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. Nothing in THIS Section 9.07 is intended to limit any Indemnitee’s rights under Section 9.05 in any respect. Section 9.08 Successors and Assigns. (a) Generally. The terms and provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 9.08(b), (ii) by way of participation in accordance with the provisions of Section 9.08(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Sections 9.08(e) or 9.08(f) and any other attempted assignment or transfer by any party hereto shall be null and void. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 9.08(d) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may assign to one or more Eligible Assignees all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments and the Advances owing to it); provided, however, any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Advances being assigned at the time owing to it (in each case with respect to any credit facility) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Advances outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if

-119- “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the credit facility, or $1,000,000, in the case of any assignment in respect of the credit facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advances or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment, or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) the credit facility or any unfunded Commitments with respect to the credit facility if such assignment is to a Person that is not a Lender with a Commitment in respect of such credit facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender, or (2) any Advances to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of its Affiliates, (B) any Defaulting Lender or Potential Defaulting Lender or any of their respective Affiliates, or (C) any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (v). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person. (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including

-120- funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Advances in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder becomes effective under applicable Legal Requirements without compliance with the provisions of this paragraph, then the assignee of such interest will be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Upon such execution, delivery, acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, (A) the Eligible Assignee thereunder shall be a party hereto for all purposes and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Lender hereunder, and (B) such assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all or the remaining portion of such Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 9.04 and 9.05 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Administrative Agent shall maintain at its Applicable Lending Office a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Advances owing to (and stated interest thereon), each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each of the Loan Parties, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations

-121- under this Agreement (including all or a portion of its Commitment and/or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged and such Participant shall have no direct voting rights under this Agreement as a Lender, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.05(d) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 9.01 that directly affects such Participant. Subject to the last two sentences of this paragraph (d), Borrower agrees that each Participant shall be entitled to the benefits of, Sections 2.11, 2.12, 2.13, 9.04, 9.05 and 9.06 (subject to the requirements and limitations therein, including the requirements under Section 2.13(f) (it being understood that the documentation required under Section 2.13(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (i) agrees to be subject to the provisions of Section 2.15 as if it were an assignee under paragraph (b) of this Section; and (ii) shall not be entitled to receive any greater payment under Section 2.12 or Section 2.13, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.15(b) with respect to any Participant. To the extent permitted by Legal Requirement, each Participant also shall be entitled to the benefits of Section 7.04 as though it were a Lender, provided such Participant agrees to be subject to Section 2.10 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

-122- (e) Pledge to Federal Reserve Bank. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Approved Funds. Notwithstanding anything to the contrary contained herein, any Lender that is an Approved Fund may create a security interest in all or any portion of the Advances owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 9.08, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents, and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. Section 9.09 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined herein), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) purporting to have jurisdiction over it (including (i) any self-regulatory authority, such as the National Association of Insurance Commissioners, and (ii) in connection with any pledge or assignment under Section 9.08(e), any Federal Reserve Bank or other central bank), (c) to the extent required by applicable Legal Requirements or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any actual or prospective counterparty (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations this Agreement or payments hereunder, (iii) any rating agency, or (iv) the CUSIP Service Bureau or any similar organization, (g) with the consent of the Borrower, or (h) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section, (B) becomes available to the Administrative Agent or any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower, or (C) was or is independently developed, discovered or arrived at by the Administrative Agent or any Lender without use or reference to the Information. For purposes of this Section 9.09, “Information” means all information received from any Loan party relating to any Loan Party or any of their respective businesses including, without limitation, any information obtained from Borrower or any of the Subsidiaries in connection with Borrower’s compliance with Section 5.05 or Section 5.06 of this Agreement, other than any such information that is available to the Administrative Agent or any

-123- Lender or any of its Affiliates on a nonconfidential basis prior to disclosure by any Loan Party; provided that, in the case of information received from a Loan Party after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.09 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing in this Section 9.09 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any Regulatory Authority to the extent that any such prohibition on disclosure set forth in this Section 9.09 shall be prohibited by the laws or regulations applicable to such Regulatory Authority. Section 9.10 Counterparts; Effectiveness. (a) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.02), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or

-124- litigation among the Administrative Agent, the Lenders and the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. Section 9.11 Survival of Representations, etc. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Advance, and shall continue in full force and effect as long as any Advance or any other Obligation hereunder shall remain unpaid or unsatisfied. Section 9.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby, and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 9.13 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the Maximum Rate. If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Advances or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Legal Requirement, (a) characterize any payment that is not principal as an expense, fee, or

-125- premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 9.14 Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York, except to the extent of any mandatory application of the laws of a particular jurisdiction in which Collateral that is real property is located with respect to the creation, perfection, priority and enforceability and the exercise of remedies with respect to the foreclosure of the Lien on any such real property. Section 9.15 Submission to Jurisdiction; Waiver of Venue; Service of Process. (a) Submission to Jurisdiction. Each of the Borrower, the Lenders, and the other parties hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, or any of their respective Related Parties of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction. (b) Waiver of Venue. Each of the Borrower, the Lenders and the other parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 9.15. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.02 other than by electronic mail. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

-126- Section 9.16 Waiver of Jury Trial. Each party to this Agreement hereby expressly and irrevocably waives, to the fullest extent permitted by applicable Legal Requirements, any right it may have to trial by jury IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). each party hereto (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Each party hereby agrees and consents that any party hereto may file an original counterpart or a copy of this section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury. Section 9.17 Service by Mail. Each Loan Party also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing by certified mail of copies of such process to it at its address specified herein. Each Loan Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of any Lender or the Administrative Agent to serve legal process in any other manner permitted by applicable law or affect the right of any Lender or the Administrative Agent to bring any suit, action or proceeding against each Loan Party or its property in the courts of other jurisdictions. Section 9.18 USA Patriot Act; OFAC. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies each Loan Party and each shareholder of any Loan Party holding 10% or more of the outstanding common shares, which information includes the name and address of such Loan Party or equity holder of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Loan Party or equity holder of such Loan Party in accordance with the Act. In addition, Borrower agrees to ensure that no Person who owns a controlling interest in or otherwise controls any Loan Party is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the OFAC, the Department of the Treasury or included in any Executive Order. Promptly following a request from the Administrative Agent, or a Lender, each Loan Party hereby agrees to deliver all documentation and other information that the Administrative Agent or a Lender, as applicable, may reasonably request in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. Section 9.19 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor

-127- shall only be liable under this Section 9.19 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 9.19, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the termination of all Commitments and payment in full of all Obligations (other than contingent indemnification obligations). Each Qualified ECP Guarantor intends that this Section 9.19 constitute, and this Section 9.19 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Section 9.20 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will continue to be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments, or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to, and all of the conditions of which are satisfied in connection with, such Lender’s entrance into, participation in, administration of, and performance of the Advances, the Commitments, and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer, and perform the Advances, the Commitments, and this Agreement, (C) the entrance into, participation in, administration of, and performance of the Advances, the Commitments, and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14, and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of, and performance of the Advances, the Commitments, and this Agreement, or (iv) such other representation, warranty, and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

-128- (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty, and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of, and performance of the Advances, the Commitments, and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document, or any documents related hereto or thereto). Section 9.21 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents, (b) (i) the Administrative Agent and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person, and (ii) neither the Administrative Agent nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, and (c) the Administrative Agent, the Lenders, and their respective Affiliates, in addition to providing or participating in commercial lending facilities such as that provided hereunder, may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 9.22 Integration. This Agreement and the other Loan Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties. Section 9.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the

-129- applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 9.24 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Obligations or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with

-130- respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [Remainder of this page intentionally left blank]

Schedule I Addresses and Commitments Addresses for Notices: Administrative Agent: Address for notices: JPMorgan Chase Bank, N.A. 131 S Dearborn St, Floor 04 Chicago, IL, 60603-5506 Attention: Loan and Agency Servicing Email: jpm.agency.cri@jpmorgan.com Agency Withholding Tax Inquiries: Email: agency.tax.reporting@jpmorgan.com Agency Compliance/Financials/Virtual Data rooms: Email: covenant.compliance@jpmchase.com Loan Parties: TXO Partners, L.P. 400 West 7th Street Fort Worth, Texas 76102 Attention: Brent W. Clum E-Mail: bclum@txopartners.com MorningStar Operating LLC 400 West 7th Street Fort Worth, Texas 76102 Attention: Brent W. Clum E-Mail: bclum@txopartners.com CT Field Services, LLC 400 West 7th Street Fort Worth, Texas 76102 Attention: Brent W. Clum E-Mail: bclum@txopartners.com